As filed with the Securities and Exchange Commission on May 23, 2014

File No. 333-

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN EQUITY PREMIUM INCOME FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive Chicago, Illinois 60606

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (800) 257-8787

Kevin J. McCarthy Vice President and Secretary Nuveen Investments 333 West Wacker Drive Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.01 Par Value Per Share	1,000 Shares	$12.86(2)	$12,860	$1.66

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per share of common shares on May 20, 2014.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN EQUITY PREMIUM OPPORTUNITY FUND (JSN)

AND

NUVEEN EQUITY PREMIUM INCOME FUND (JPZ)

                    , 2014

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus in connection with the annual shareholder meetings of Nuveen Equity Premium Opportunity Fund (the “Target Fund”) and Nuveen Equity Premium Income Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”). The following proposals will be considered by shareholders of each Fund, as applicable:

•	the election of members of each Fund’s Board of Trustees (the “Board”) (the list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus);

•	the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”);

•	the issuance of additional common shares by the Acquiring Fund in connection with the Reorganization;

•	the elimination of the current investment objective of the Acquiring Fund and the adoption of a new investment objective;

•	the approval of a new investment management agreement; and

•	the approval of a new sub-advisory agreement.

Proposals Regarding the Reorganization

Q.	Why has the Board of each Fund recommended the Reorganization?

A.	The Board of each Fund and certain other Nuveen funds have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining Nuveen’s equity option product line. The proposals included the Reorganization of the Target Fund into the Acquiring Fund. Nuveen recommended the proposed product restructuring in order to simplify and more clearly delineate the investment strategies of its equity option strategy funds. The Boards considered information provided by Nuveen on the potential benefits of the proposals which included: (i) reduced fees and expenses as a result of economies of scale from a larger combined fund; (ii) better liquidity and reduced trading costs from the greater share volume of the combined fund; and (iii) stronger demand from a simplified, differentiated product set which may lead to narrower discounts over time. Accordingly, each Board has determined that the Reorganization would be in the best interests of its Fund.

Q.	How will the proposed restructuring affect the investment strategies of the Funds?

A.	Each Fund invests in an equity portfolio that seeks to replicate the price movements of a broad-based market index or a blend of more than one index. Each Fund uses a constant options strategy, whereby the Fund’s sub-adviser writes call options on substantially the full value of the Fund’s underlying equity portfolio. The Acquiring Fund invests in an equity portfolio that seeks to replicate the price movements of the S&P 500 Index, while the Target Fund seeks to replicate the private movements of a blend of the S&P 500 Index and the NASDAQ-100 Index. Following the Reorganization, the combined fund will continue to follow the strategies of the Acquiring Fund. In connection with the restructuring, the Acquiring Fund will change its name to “Nuveen S&P 500 Buy-Write Income Fund.”

Q.	Will the proposed restructuring change the investment objectives of the Funds?

A.	Yes. As part of a broader product rationalization, all of the Nuveen equity option funds that will continue to operate following the restructuring are adopting standardized investment objectives. The proposed investment objective of the Acquiring Fund is to seek attractive total return with less volatility than the S&P 500 Index. The proposed investment objective, if approved, is not expected to change the day-to-day management of the Acquiring Fund.

Q.	Will shareholders of the Target Fund receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The number of Acquiring Fund shares received by each Target Fund will be determined by the ratio of the Target Fund’s net asset value over the Acquiring Fund’s net asset value, in each case as of the close of trading on the business day immediately prior to the closing of the Reorganization. The aggregate net asset value of the Acquiring Fund common shares received by Target Fund shareholders (including, for this purpose, fractional Acquiring Fund common shares to which shareholders would be entitled) as of the close of trading on the business day immediately prior to the closing of the Reorganization will be equal to the aggregate net asset value of the common shares of the Target Fund held as of such time. Fractional shares will be aggregated and sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Following the Reorganization, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganization (i.e. a smaller percentage ownership of a larger fund).

Q.	Does the Reorganization constitute a taxable event for federal income tax purposes for the Target Fund’s shareholders?

A.	No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except that gain or loss may be recognized with respect to any cash received in lieu of fractional Acquiring Fund common shares (as described above). The Target Fund employs a managed distribution policy pursuant to which a Fund’s regular distributions may be comprised of net income from portfolio investments, as well as net realized capital gains from the portfolio and, if necessary, a return of capital (representing, in some cases, net unrealized capital gains). Consequently, the Target Fund expects to have declared all of its net investment income and net capital gains, if any, as of the closing of the Reorganization if approved by shareholders. If shareholders of the Funds approve the Reorganization, prior to the closing date, the Target Fund is expected to sell a portion of the securities in its equity portfolio consisting of common stocks that are not included in the index whose performance the Acquiring Fund seeks to replicate. Such sales are expected to represent approximately 5% of the net assets of the Target Fund. To the extent that portfolio securities of the Target Fund are sold prior to the Reorganization, the Target Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Fund.

Q.	What will happen if the required shareholder approvals in connection with the Reorganization are not obtained?

A.	Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund approve your Fund’s Reorganization proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Fund’s Reorganization proposal or continuing to operate the Fund as a stand-alone fund.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganization?

A.	Yes. Common shareholders will indirectly bear the costs of the Reorganization. The total costs of the Reorganization are estimated to be $895,000 and will be reflected in each Fund’s net asset value prior to the closing of the Reorganization. Whether or not the Reorganization is consummated, the estimated allocation of the costs between the Funds is as follows: $335,000 for the Acquiring Fund and $560,000 for the Target Fund (0.06% and 0.06%, respectively, of each Fund’s average net assets applicable to common shares for the twelve months ended December 31, 2013). The Reorganization is expected to result in ongoing fee and expense savings for shareholders of each Fund (as shareholders of the combined fund following the Reorganization) and the potential for increased distributions over time for the common shareholders of each Fund in their capacity as common shareholders of the combined fund following the Reorganization. The allocation of the costs of the Reorganization is based on the relative expected benefits of the Reorganization comprised of forecasted ongoing fee and expense savings and distribution increases to each Fund during the first year following the Reorganization.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions which could be applicable as a result of the Reorganization. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees are based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	What is the timetable for the Reorganization?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganization is expected to take effect on or about [•], 2014 or as soon as practicable thereafter.

Q.	How will I as a shareholder be affected by the TIAA-CREF Transaction (as defined below)?

A.	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as your Fund’s investment adviser, and Nuveen Fund Advisors has retained Gateway Investment Advisers, LLC (“Gateway”) as sub-adviser to manage the assets of your Fund. Nuveen Investments, Inc. (“Nuveen Investments”), the parent company of Nuveen Fund Advisors, recently announced its intention to be acquired by TIAA-CREF (the “TIAA-CREF Transaction”). In the event the TIAA-CREF Transaction takes place, securities laws require your Fund’s shareholders to approve (1) a new investment management agreement between Nuveen Fund Advisors and the Fund to permit Nuveen Fund Advisors to continue to serve as investment adviser to your Fund and (2) a new sub-advisory agreement between Nuveen Fund Advisors and Gateway to permit Gateway to continue to manage your Fund.

Shareholders of each Fund are being asked to consider new investment advisory and sub-advisory agreements in the event the Reorganization is not approved or the TIAA-CREF Transaction closes before the Reorganization. Your investment will not change as a result of Nuveen Investments’ change of ownership. You will still own the same Fund shares before and after the TIAA-CREF Transaction. If the TIAA-CREF Transaction takes place before the closing of the Reorganization, Nuveen Fund Advisors and Gateway will continue to manage your Fund according to the same objectives and policies as before, and do not anticipate any significant changes to your Fund’s operations.

If the closing of the Reorganization takes place before the closing of the TIAA-CREF Transaction, Target Fund shareholders (as shareholders of the Acquiring Fund) will own the same Acquiring Fund shares before and after the TIAA-CREF Transaction. Nuveen Fund Advisors and Gateway will continue to manage the Acquiring Fund according to the same objective and policies described in the Joint Proxy Statement/Prospectus, and do not anticipate any significant changes to the Acquiring Fund’s operations as a result of the TIAA-CREF Transaction.

TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Q.	Will there be any important differences between the current investment management and sub-advisory agreements of the Funds and the new agreements being considered in connection with the TIAA-CREF Transaction?

A.	No. The terms of the new agreements for each Fund in connection with the TIAA-CREF Transaction will be substantially identical to the agreements in effect immediately prior to the closing date of the TIAA-CREF Transaction. There will be no change in the contractual management fees you pay.

Q.	What will happen if shareholders of my Fund do not approve the new investment management agreement or sub-advisory agreement before consummation of the TIAA-CREF Transaction?

A.	If the Reorganization has not been consummated, Nuveen Fund Advisors and Gateway will continue to manage your Fund under an interim investment management agreement and an interim sub-advisory agreement, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. Your Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations. The closing of the Reorganization is not contingent on Fund shareholder approval of the new agreements in connection with the TIAA-CREF Transaction If shareholders approve the Reorganization and other closing conditions are satisfied or waived, the Reorganization will take effect.

General

Q.	How does each Fund’s Board recommend that I vote on the proposals?

A.	After careful consideration, each Fund’s Board has determined that the proposals are in the best interests of its Fund and recommends that you vote FOR your Fund’s proposals.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at ( ) - weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

            , 2014

NUVEEN EQUITY PREMIUM OPPORTUNITY FUND (JSN) AND NUVEEN EQUITY PREMIUM INCOME FUND (JPZ) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON         , 2014

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Equity Premium Opportunity Fund (the “Target Fund”) and Nuveen Equity Premium Income Fund (the “Acquiring Fund”) will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on         ,         , 2014, at         , Central time, for the following purposes:

1.	Election of Board Members. For each Fund, to elect four (4) Class II Board members.

2.	Agreement and Plan of Reorganization. The shareholders of the Target Fund, for an Agreement and Plan of Reorganization pursuant to which the Target Fund would: (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

3.	Approval of Issuance of Additional Common Shares by the Acquiring Fund. The shareholders of the Acquiring Fund, to approve the issuance of additional common shares in connection with the reorganization pursuant to the Agreement and Plan of Reorganization.

4.	Approval of New Investment Objective.

(a)	The shareholders of the Acquiring Fund, to approve the elimination of the current investment objective.

(b)	The shareholders of the Acquiring Fund, to approve the adoption of a new investment objective.

5.	Approval of New Investment Management and Sub-Advisory Agreements.

(a)	The shareholders of each Fund, to approve a new investment management agreement between each Fund and Nuveen Fund Advisors, LLC.

(b)	The shareholders of each Fund to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Gateway Investment Advisers, LLC, with respect to each Fund.

6.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on             , 2014 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 23, 2014

NUVEEN FUNDS 333 WEST WACKER DRIVE CHICAGO, ILLINOIS 60606 (800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN EQUITY PREMIUM OPPORTUNITY FUND (JSN) AND NUVEEN EQUITY PREMIUM INCOME FUND (JPZ) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

            , 2014

This Joint Proxy Statement/Prospectus is being furnished to the common shareholders of Nuveen Equity Premium Opportunity Fund (the “Target Fund”) and Nuveen Equity Premium Income Fund (the “Acquiring Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”), for use at the Annual Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on             ,             , 2014, at             , Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”), to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The Funds are organized as Massachusetts business trusts. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about             , 2014. Shareholders of record of the Funds as of the close of business on             , 2014 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meetings is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

The following table indicates the proposals of each Fund for which the votes of common shareholders of each Fund are being solicited pursuant to this Joint Proxy Statement/Prospectus.

Shareholders of the Target Fund,

1	to elect four (4) Class II Board Members.

2	to approve the Agreement and Plan of Reorganization.

5(a)	to approve a new investment management agreement between Nuveen Fund Advisors, LLC and the Fund.

5(b)	to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Gateway Investment Advisers, LLC.

For Shareholders of the Acquiring Fund,

1	to elect four (4) Class II Board Members.

3	to approve the issuance of additional common shares in connection with the reorganization pursuant to the Agreement and Plan of Reorganization.

4(a)	Elimination of the current investment objective.

4(b)	Adoption of a new investment objective.

5(a)	to approve a new investment management agreement between Nuveen Fund Advisors, LLC and the Fund.

5(b)	to approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Gateway Investment Advisers, LLC.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal No. 1.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record at the close of business on [•], 2014 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of [•], 2014, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)
Target Fund (JSN)	[	•]
Acquiring Fund (JPZ)	[	•]

(1)	The common shares of each Fund are listed on the NYSE. Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will be listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

The proposed reorganization seeks to combine two funds that have similar investment objectives, policies, strategies and risks to achieve certain economies of scale and other operational efficiencies for the Funds. The Agreement and Plan of Reorganization by and between the Target Fund and the Acquiring Fund provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares received by the Target Fund to its common shareholders as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law (the “Reorganization”). The aggregate net asset value, as of the Valuation Time (as defined in the Agreement and Plan of Reorganization), of the Acquiring Fund common shares received by the Target Fund in connection with the Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of the Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. No fractional Acquiring Fund common shares will be distributed to the Target Fund’s common shareholders in connection with the Reorganization and, in lieu of such fractional shares, the Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value.

The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The Reorganization is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding common shares. Common shareholders of the Acquiring Fund are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization.

In order for the Reorganization to occur, each Fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund approve your Fund’s Reorganization proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Fund’s Reorganization proposal or continuing to operate the Fund as a stand-alone fund.

New Investment Objective.    As part of a broader rationalization initiative, the Acquiring Fund is seeking to adopt a new investment objective that emphasizes the pursuit of attractive risk-adjusted returns and reduced volatility. The Acquiring Fund’s new investment objective is intended to benefit shareholders over time by, among other things, focusing the Fund’s portfolio management on the pursuit of attractive risk-adjusted returns without prioritizing capital appreciation or current income and formally codifying the importance of reducing portfolio volatility.

Because the Acquiring Fund’s current investment objective is a fundamental policy, in order to implement the new investment objective, shareholders of the Fund must vote to approve the elimination of the Fund’s current investment objective and the adoption of the proposed new investment objective.

If the requisite shareholder approvals are not obtained, the Acquiring Fund’s Board may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the investment objective proposals or continuing to operate the Fund under its current investment objective.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of common shares of the Acquiring Fund only. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganization, dated [•], 2014 (the “Reorganization SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Target Fund and the financial highlights for the Target Fund contained in the Fund’s Annual Report for the fiscal year ended December 31, 2013; and

(iii)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended December 31, 2013.

No other parts of the Funds’ Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “Nuveen Equity Premium Income Fund Reorganization SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in the Reorganization. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

JOINT PROXY STATEMENT/PROSPECTUS

            , 2014

NUVEEN EQUITY PREMIUM OPPORTUNITY FUND (JSN) AND NUVEEN EQUITY PREMIUM INCOME FUND (JPZ) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS (SHAREHOLDERS OF EACH FUND)

Pursuant to each Fund’s declaration of trust and by-laws, the Fund’s Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. At the Meeting for each Fund, four Class II Board Members are to be elected by shareholders. Board Members Adams, Kundert, Nelson and Toth have been designated as Class II Board Members for a term expiring at the 2017 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Hunter, Schneider, Schreier, Stockdale, Stone and Stringer are current and continuing Board Members. Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the 2016 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Schreier and Schneider have been designated as Class III Board Members for a term expiring at the 2015 annual meeting of shareholders or until their successors have been duly elected and qualified.

Board Members Hunter, Stockdale, Stone and Stringer were last elected to each Fund’s Board as Class I Board Members at the Fund’s annual meeting of shareholders held on April 3, 2013; Board Members Bremner, Evans and Schneider were last elected to each Fund’s Board as Class III Board Members at the Fund’s annual meeting of shareholders held on March 30, 2012; and Board Members Kundert and Toth were last elected to each Fund’s Board as Class II Board Members at the Fund’s annual meeting of shareholders held on May 6, 2011. Effective September 1, 2013, Mr. Adams and Mr. Nelson were appointed to each Fund’s Board and designated as Class II Board Members. Effective September 1, 2013, Mr. Schreier was appointed to each Fund’s Board and designated as a Class III Board Member.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For all Funds, other than Messrs. Adams and Schreier, all Board Member nominees are not “interested persons,” as defined in the 1940 Act, of the Funds or the Adviser and have never been an employee or director of Nuveen Investments, the Adviser’s parent company.

The Board unanimously recommends that shareholders vote FOR the election of the nominees named herein.

Board Members and Nominees

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Independent Board Members

William J. Schneider(2) 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board; Board Member	Term: Class III Board Member until 2015 annual meeting Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of Med-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	209	None

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (1940)	Board Member	Term: Class III Board Member until 2015 annual meeting Length of Service: Since 1996; Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	209	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: Class III Board Member until 2015 annual meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	209	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: Class I Board Member until 2016 annual meeting Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	209	Director (since 2004) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (1942)	Board Member	Term: Class II Board Member until 2014 Annual Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	209	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: Class II Board Member until 2014 Annual Meeting Length of Service: Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	209	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: Class I Board Member until 2016 Annual Meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	209	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: Class I Board Member until 2016 Annual Meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	209	Director, CBOE Holdings, Inc. (since 2010).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (1944)	Board Member	Term: Class I Board Member until 2016 Annual Meeting Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	209	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) 333 West Wacker Drive Chicago, IL 60606 (1959)	Board Member	Term: Class II Board Member until 2014 Annual Meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	209	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Interested Board Members

William Adams IV(4) 333 West Wacker Drive Chicago, IL 60606 (1955)	Board Member	Term: Class II Board Member until 2014 Annual Meeting Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	133	None

Thomas S. Schreier, Jr.(4) 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: Class III Board Member until 2015 Annual Meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	133	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, an amount equal to at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2013 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2013 is set forth in Appendix A. As of December 31, 2013, each Board Member’s and executive officer’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of December 31, 2013, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. No Board Member who is not an interested person of the Funds or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Nuveen Investments, Gateway Investment Advisers, LLC, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Nuveen Investments or Gateway Investment Advisers, LLC.

Compensation

Prior to January 1, 2014, each Independent Board Member received a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committees; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2014, Independent Board Members receive a $150,000 annual retainer plus: (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year and the aggregate compensation paid by all Nuveen funds to each Board Member for the calendar year ended December 31, 2013.

Aggregate Compensation from the Funds(1)

Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson*	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Target Fund	$5,324	$4,957	$4,578	$2,484	$101	$5,708	$2,176	$4,849	$2,028	$2,389
Acquiring Fund	3,100	2,886	2,665	1,449	59	3,324	1,269	2,823	1,183	1,393

Total Compensation from Nuveen Funds Paid to Board Members/ Nominees	$334,517	$287,880	$251,250	$311,158	$17,667	$337,104	$283,063	$283,277	$256,750	$305,513

*	Mr. Nelson was appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson*	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Target Fund	$857	$1,303	$—	$2,484	$—	$5,708	$429	$828	$—	$498
Acquiring Fund	499	758	—	1,449	—	3,324	250	483	—	290

*	Mr. Nelson was appointed to the Board of Trustees of the Nuveen Funds effective September 1, 2013.

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee.    The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Dividend Committee.    The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Audit Committee.    The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE, NYSE MKT or the NASDAQ Stock Market (“NASDAQ”), as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE, NYSE MKT or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix C. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Compliance, Risk Management and Regulatory Oversight Committee.    The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Closed-End Funds Committee.    The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Number of Board Meetings.    The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix B.

Board Member Attendance.    During each Fund’s last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV.    Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (“MBA”) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner.    Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans.    President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter.    Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (“FOMC”). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert.    Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006–2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson. Mr.    Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves as the Chairman of The Board of Trustees of Marian University, and is on the Board of Directors of Core12 LLC, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider.    Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Mid-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.    Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale.    Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone.    Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer.    Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth.    Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006–2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	209

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	101

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007–2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986–2007) of Bank of NY Mellon; Chartered Financial Analyst.	209

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	209

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010–2011), formerly, Vice President (2005–2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	209

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006–2009), Senior Vice President (2008–2009), previously, Vice President (2006–2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000–2003); Chartered Accountant Designation.	209

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	209

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	209

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	209

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004–2010).	209

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	209

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of January 15, 2014.

Independent Registered Public Accounting Firm

The Board of each Fund has appointed PricewaterhouseCoopers LLP as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year.

A representative of PricewaterhouseCoopers LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. PricewaterhouseCoopers LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit Committee Report

The Audit Committee of the Board of each Fund is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the NYSE, NYSE MKT, NASDAQ, Section 10A of the Exchange Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Committee are:

Jack B. Evans Robert P. Bremner David J. Kundert Carole E. Stone Terence J. Toth

Audit and Related Fees

The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Funds		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Target Fund	28,756	29,838	0	0	0	0	1,960	3,250	0	0	0	0	0	0
Acquiring Fund	27,045	28,323	0	0	0	0	1,960	3,250	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements for leveraged funds.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Target Fund	1,960	3,250	0	0	0	0	1,960	3,250
Acquiring Fund	1,960	3,250	0	0	0	0	1,960	3,250

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation  S-X.

Shareholder Approval

For each Fund, the affirmative vote of a plurality of the common shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The Board of each Fund recommends that shareholders of the Fund vote “FOR” the election of the nominees.

PROPOSAL NO. 2—REORGANIZATION OF THE TARGET FUND INTO THE ACQUIRING FUND (SHAREHOLDERS OF TARGET FUND ONLY)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganization and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

Background and Reasons for the Reorganization

The boards of directors/trustees of Nuveen’s equity option closed-end funds, including the Board of each of the Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining Nuveen’s equity option product line. The proposals included the Reorganization of the Target Fund into the Acquiring Fund. Each Board has determined that the Reorganization proposed for its Fund would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Target Fund and the Acquiring Fund have similar investment objectives, policies, strategies and risks. The proposed Reorganization is intended to result in (i) reduced fees and expenses as a result of economies of scale of a larger combined fund; (ii) better liquidity and reduced trading costs from the greater share volume of the combined fund; and (iii) stronger demand from a simplified, differentiated product set which may lead to narrower discounts over time.

In order for the Reorganization to occur, each Fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund approve your Fund’s Reorganization proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganization is not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Fund’s Reorganization proposal or continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganization, see “C. Information About the Reorganization—Reasons for the Reorganization.”

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, each Fund will receive, with respect to the proposed Reorganization, an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. It is also expected that shareholders of the Target Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized by common shareholders of the Target Fund with respect to any cash received in lieu of fractional Acquiring Fund common shares being distributed. The Target Fund employs a managed distribution policy pursuant to which the Fund’s regular distributions may be comprised of net income from portfolio investments, as well as net realized capital gains from the portfolio and, if necessary, a return of capital (representing, in some cases, net unrealized capital gains). Consequently, the Target Fund expects to have declared all of its net investment income and net capital gains, if any, as of the closing of the Reorganization if approved by shareholders. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. If shareholders of the Funds approve the Reorganization, prior to the closing date, the Target Fund is expected to sell a portion of the securities in its equity portfolio consisting of common stocks that are not included in the index whose performance the Acquiring Fund seeks to replicate. Such sales are expected to represent approximately 5% of the net assets of the Target Fund. To the extent that portfolio securities of the Target Fund are sold prior to the Reorganization, the Target Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Fund. See “Comparison of the Target Fund and the Acquiring Fund—Portfolio Turnover.”

Comparison of the Target Fund and the Acquiring Fund

General.    Each Fund is a diversified closed-end management investment company. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Target Fund	November 11, 2004	Massachusetts	business trust
Acquiring Fund	July 26, 2004	Massachusetts	business trust

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)		Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Target Fund	Unlimited	[	•]	$0.01	None	None	NYSE
Acquiring Fund	Unlimited	[	•]	$0.01	None	None	NYSE

(1)	As of [•], 2014.

Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE.

Investment Objectives and Policies.    The Funds have similar investment objectives. The Acquiring Fund’s investment objective is to provide shareholders with a high level of current income and gains. The Target Fund’s primary investment objective is to provide a high level of current income and gains from net index option premiums. The Target Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. If Proposal No. 4 is approved, the investment objective of the Acquiring Fund will be to seek attractive total return with less volatility than the S&P 500 Index. There can be no assurance that a Fund will achieve its investment objective(s). While the Acquiring Fund’s proposed new investment objective includes a volatility component and thereby differs from the Acquiring Fund’s current investment objective, it is not expected that this difference will result in any significant differences between how the Acquiring Fund’s assets are currently managed and how the Acquiring Fund’s assets will be managed after the adoption of the new investment objective.

The following is a summary of the principal investment strategies of the Funds. The summary describes both the current investment strategies of the Acquiring Fund and the investment strategies of the Fund after giving effect to the adoption of the Fund’s new investment objective and certain changes to the Fund’s non-fundamental investment policies that will take place in connection with the product restructuring. Unless otherwise indicated, descriptions of the Acquiring Fund’s investment policies, strategies and risks in this Joint Proxy Statement/Prospectus give effect to the adoption of the Fund’s new investment objective and such related changes to the Fund’s non-fundamental investment policies. “Managed Assets” includes the net assets of a Fund as well as assets of a Fund that are attributable to certain types of leverage.

Target Fund	Acquiring Fund (Current Investment Objective)	Acquiring Fund (Post-Restructuring)	Differences

Investment Objective:

The Fund’s primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective.

	Current Investment Objective: The Fund’s investment objective is to provide a high level of current income and gains.	Proposed Investment Objective: The Fund seeks attractive total return with less volatility than the S&P 500 Index.

The Acquiring
Fund’s new
investment objective
focuses on the
pursuit of attractive
total return, without
prioritizing capital
appreciation or
current income, and
includes a volatility
component. The
differences between
the Acquiring
Fund’s new
investment objective
and its current
investment objective
are not expected to
change day-to-day
portfolio
management.

Target Fund	Acquiring Fund (Current Investment Objective)	Acquiring Fund (Post-Restructuring)	Differences

Principal Equity Strategy:

Under normal market circumstances, the Fund will invest its Managed Assets in a diversified equity portfolio that is designed to support its index option strategy. The equity portfolio is designed to substantially replicate the weighted average price movements of a target index comprised 75% of the S&P 500 Index and 25% of the NASDAQ-100 Index.

Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in its equity portfolio and option strategy, and in no case will the Fund invest less than 80% of its Managed Assets in its equity portfolio.

Principal Equity Strategy:

Under normal circumstances, the Fund will invest its Managed Assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500 Index and is designed to support the index option strategy.

Under normal market circumstances, the Fund currently expects to be fully invested (at least 95% of its Managed Assets) in its equity portfolio and option strategy, and in no case will the Fund invest less than 80% of its Managed Assets in its equity portfolio

Principal Equity
Strategy:

Under normal
circumstances, the
Fund will invest at
least 80% of its
Managed Assets in
an equity portfolio
that seeks to
substantially
replicate price
movements of the
S&P 500 Index.

Under normal
circumstances, the
Fund expects to
invest substantially
all (at least 90%) of
its Managed Assets
in its principal equity
strategy or otherwise
in pursuit of its
investment
objective.

While the Acquiring
Fund seeks to
replicate the
performance of the
S&P 500 Index, the
Target Fund seeks to
replicate the
performance of a
target index
comprised 75% of
the S&P 500 Index
and 25% of the
NASDAQ-100
Index.

Principal Options Strategy: The Fund’s index option strategy will consist of selling index call options on a continuous basis on substantially the full value of the equity portfolio.	Principal Options Strategy: The Fund’s index option strategy will consist of selling index call options on a continuous basis on substantially the full value of the equity portfolio.	Principal Options Strategy: The Fund’s index option strategy will consist of selling index call options on a continuous basis on substantially the full value of the equity portfolio.	Identical.

Target Fund	Acquiring Fund (Current Investment Objective)	Acquiring Fund (Post-Restructuring)	Differences

Other Derivatives:

The derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; swaps; and currency exchange transactions.

Other Derivatives:

The derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include the purchase or sale of futures contracts on securities, credit-linked notes, securities indices, other indices or other financial instruments; options on futures contracts; exchange-traded and over-the-counter options on securities or indices; index-linked securities; swaps; and currency exchange transactions

		Other Derivatives: The Fund may enter into futures contracts, forward contracts and swap agreements and other derivative instruments consistent with its investment objective and policies.	Substantially similar.

Debt Securities: Although the Fund has no current intention to do so, the Fund may invest up to 20% of its Managed Assets in adjustable rate senior loans and other debt instruments.	Debt Securities: Although the Fund has no current intention to do so, the Fund may invest up to 20% of its Managed Assets in adjustable rate senior loans and other debt instruments.	Debt Securities:

The Fund may, from
time to time, manage
its cash by investing
a part of its assets in
short-term,
investment grade
fixed-income
securities. Under
normal market
circumstances, the
Fund will invest no
more than 10% of its
Managed Assets in
such securities.

None of the Funds currently invests a significant portion of its assets in debt securities or has any current intention to do so.

Target Fund	Acquiring Fund (Current Investment Objective)	Acquiring Fund (Post-Restructuring)	Differences

Leverage:

Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares of beneficial interest and/or borrowing or issuing commercial paper or notes in an amount up to 20% of the Fund’s Managed Assets.

Leverage:

Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares of beneficial interest and/or borrowing or issuing commercial paper or notes in an amount up to 20% of the Fund’s Managed Assets.

		Leverage: The Fund will not employ leverage.	Substantially similar. None of the Funds employs leverage.

Illiquid Securities:

The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e. securities that are not readily marketable).

Illiquid Securities:

The Fund may invest up to 15% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid (i.e. securities that are not readily marketable).

		Illiquid Securities: The Fund may invest in illiquid securities without limit.	Substantially the same except the Target Fund policies and current Acquiring Fund policies are limited to 15% while the new Acquiring Fund policy going forward has no limit.

Target Fund	Acquiring Fund (Current Investment Objective)	Acquiring Fund (Post-Restructuring)	Differences

Temporary Defensive Positions:

During temporary defensive periods or in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Temporary Defensive Positions:

During temporary defensive periods or in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objective and invest all or a portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Temporary Defensive
Positions:

During temporary
defensive periods,
the Fund may
deviate from its
investment objective
and invest all or a
portion of its assets
in investment grade
debt securities,
including obligations
issued or guaranteed
by the U.S.
government, its
agencies and
instrumentalities.

Substantially similar.

Foreign Securities:

The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

Foreign Securities: The Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar denominated.	Foreign Securities:

The Fund may invest
up to 20% of its
Managed Assets in
securities of non-
U.S. issuers that are
U.S. dollar
denominated, which
may include
securities of issuers
located, or
conducting their
business, in
emerging market
countries.

Substantially similar.

Target Fund	Acquiring Fund (Current Investment Objective)	Acquiring Fund (Post-Restructuring)	Differences

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly.

Other Investment Companies:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly.

Other Investment
Companies:

Consistent with
the Fund’s
investment
objective and
policies, the Fund
may invest in
securities of other
investment
companies such
as, among others,
exchange-traded
funds, subject to
limitations
imposed by the
1940 Act and
exemptive orders
issued by the SEC.

Substantially similar.

Key Characteristics.    The following is a summary comparison of the key characteristics of the Funds.

	Target Fund	Acquiring Fund

Underlying Equity Index	75% of the S&P 500 Index and 25% of the NASDAQ-100 Index	S&P 500 Index

Overwrite Strategy	Constant	Constant

Overwrite Percentage	100% (Approximately)	100% (Approximately)

Sub-Adviser	Gateway Investment Advisers, LLC	Gateway Investment Advisers, LLC

Portfolio Turnover.    If shareholders of the Funds approve the Reorganization, prior to the closing date, the Target Fund is expected to sell a portion of the securities in its equity portfolio consisting of common stocks that are not included in the S&P 500 Index. Such sales are expected to represent approximately 5% of the net assets of the Target Fund.

Leverage.    None of the Funds employs leverage. However, each Fund is permitted to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Board Members and Officers.    The Target Fund and the Acquiring Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and each Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has twelve (12) Board Members, two (2) of whom are “interested persons” (as defined in the 1940 Act) and ten (10) of whom are Independent Board Members. The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1.”

Pursuant to each Fund’s by-laws, the board of trustees of each Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board.

Investment Adviser.    Nuveen Fund Advisors, LLC ( “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy and asset allocation decisions. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP (the “TIAA-CREF Transaction”). TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a certain percentage of Nuveen’s clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Fund Advisors has selected Gateway Investment Advisers, LLC (“Gateway” or the “Sub-Adviser”) to serve as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Gateway (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”). Gateway has an over 30-year history of providing hedged equity strategies for risk-conscious investors. The firm’s largest (by assets) strategy seeks to capture the majority of returns associated with investing in equity securities while minimizing risk. Gateway is organized as a Delaware limited liability company. Gateway is a wholly-owned subsidiary of Natixis Global Asset Management, L.P., a subsidiary of Natixis, the corporate, investment management and financial services arm of Groupe BPCE, the second largest banking group in France. As of March 31, 2014, Gateway managed approximately $12.4 billion in assets. The business address of Gateway is 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202.

Gateway, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreements, Gateway is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Gateway retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2015. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Independent Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee rate for each Fund, payable monthly, is calculated by applying the annual rates set forth in the following schedule to average total daily managed assets of the Fund:

Fund-Level Fee Schedule for the Acquiring Fund and the Target Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750%
For the next $500 million	0.6500%
For the next $500 million	0.6250%
For Managed Assets over $2 billion	0.6000%

*	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the

Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided to the each Fund pursuant to its respective Sub-Advisory Agreement, Nuveen Fund Advisors pays Gateway a fee, payable monthly, equal to a percentage of the net advisory fees paid by the Fund to Nuveen Fund Advisors under the Fund’s Investment Management Agreement with respect to the Fund’s net assets in accordance with the following schedule:

Net Assets	Percentage of Advisory Fee
Up to $200 million	55.0%
$200 million to $300 million	52.5%
$300 million and over	50.0%

The effective fund-level fee rate as a percentage of average daily Managed Assets for the combined fund is expected to be lower than the current effective fund-level fee rate for the each Fund due to the combination of the assets of the Funds and the combined fund’s ability to benefit from available breakpoints in the applicable fee schedule that reduce the fee rate as Managed Assets increase in size. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of December 31, 2013, the complex-level fee rate for each Fund was 0.1686%.

The annual complex-level fee for each Fund, payable monthly, will be calculated in a manner that results in an effective rate at the specified complex-level asset amounts as set forth in the following schedule:

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

A discussion of the basis for the Board’s most recent approval of each Fund’s Investment Management Agreement and Sub-Advisory Agreement and a discussion of the basis for the Board’s approval of each Fund’s proposed new Investment Management Agreement and proposed new Sub-Advisory Agreement are included under “Proposal No. 5—C. Board Considerations.”

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Gateway is responsible for execution of specific investment strategies and day-to-day investment operations of each Fund. Gateway manages the portfolio of each Fund using a team of analysts and portfolio managers that focus on a specific group of funds. Michael T. Buckius and Kenneth H. Toft are the portfolio managers of each Fund.

Mr. Buckius is Gateway’s Chief Investment Officer as well as a Senior Vice President and Portfolio Manager. He joined Gateway in 1999 as Vice President and Portfolio Manager, prior to which he worked as an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company. Mr. Buckius, along with Mr. Toft, also serves as a co-portfolio manager of Gateway’s flagship open-end fund, the Gateway Fund.

Mr. Toft joined Gateway in 1992 and is currently a Senior Vice President and Portfolio Manager. He had been a Vice President and Portfolio Manager for the firm since 1997, prior to which he held the position of Senior Trader and Research Analyst. Mr. Toft, along with Mr. Buckius, also serves as a co-portfolio manager of Gateway’s flagship open-end fund, the Gateway Fund.

Additional information regarding the portfolio managers’ compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI. Messrs. Buckius and Toft will manage the combined fund upon completion of the Reorganization.

Comparative Risk Information

Because the Funds have similar investment objectives, policies and strategies, the principal risks of the Funds are similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of common stocks and employing a call option writing strategy, which include:

•

Investment, Market and Price Risk.    An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Funds. Shares of closed-end investment companies like the Funds may frequently trade at a discount to their net asset value. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

•	Common Stock Risk. Common stock returns often have experienced significant volatility.

•

Call Option Risk.    The value of call options sold (written) by the Funds will fluctuate. The Funds may not participate in any appreciation of their equity portfolios as fully as they would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of their equity portfolios.

•

Index Call Option Risk.    Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

•

Tax Risk.    The tax treatment and characterization of each Fund’s distributions may vary significantly from time to time because of the varied nature of each Fund’s investments and each Fund’s use of a managed distribution program. See “C. Information About the Reorganization—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund—Distributions.” In addition, the tax treatment of each Fund’s investments and distributions could be affected by new Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations.

•	Derivatives Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

The principal risks of investing in the Acquiring Fund are described in more detail below. An investment in the Target Fund is also subject to each of these principal risks.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended December 31, 2013, as adjusted as described in footnote 1 below, and the pro-forma expenses for the 12 months ended December 31, 2013, for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Target Fund	Acquiring Fund	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.86%	0.87%	0.84%
Other Expenses(3)	0.09%	0.09%	0.09%

Total Annual Expenses	0.95%	0.96%	0.93%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Target Fund and the Acquiring Fund for the twelve (12) months ended December 31, 2013.
(2)

The Combined Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s fund-level management fee rates to the Combined Fund Pro Forma assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization. Combined Fund Pro Forma expenses do not include the expenses to be borne by the Funds in connection with the Reorganization, which are estimated to be $560,000 for the Target Fund and $335,000 for the Acquiring Fund (0.06% and 0.06%, respectively, of each Fund’s average net assets applicable to common shares for the twelve months ended December 31, 2013).
(3)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Target Fund	$10	$30	$53	$117
Acquiring Fund	$10	$31	$53	$118
Combined Fund Pro Forma	$9	$30	$51	$114

Comparative Performance Information

Comparative total return performance for the Funds for the periods ended December 31, 2013:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Since Inception	One Year	Five Years	Since Inception
Target Fund	13.74%	11.28%	5.68%	14.50%	14.15%	4.86%
Acquiring Fund	13.85%	11.13%	5.59%	15.53%	13.56%	4.58%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value and reinvested distributions at net asset value. The last distribution declared in the period, which is typically paid on the first business day of the following quarter, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last distribution declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested distributions at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following quarter, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

The principal risks of investing in the Acquiring Fund are described below. The Target Fund and the Acquiring Fund have similar investment objectives, policies and strategies.

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund.

Principal Risks

The Acquiring Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objective. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Acquiring Fund dividends and distributions.

Investment and Market Risk.    An investment in the Acquiring Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Acquiring Fund.

Common Stock Risk.    Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Call Option Risk.    As the writer of a call option, the Acquiring Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the security underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying security over the exercise price on the expiration date. Because the Acquiring Fund’s principal options strategy involves maintaining an option overlay percentage of approximately 100% of the value of the Fund’s equity portfolio, its ability to benefit from capital appreciation is limited.

In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Acquiring Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Acquiring Fund intends to mitigate the risks of its written index call positions by holding a diversified portfolio of stocks that seeks to replicate price movements of the S&P 500 Index. However, the Acquiring Fund bears a risk that the value of the securities held by the Acquiring Fund will vary from the value of the S&P 500 Index. Accordingly, the Acquiring Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Acquiring Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Dividend Income Risk.    Dividends paid on the securities held by the Acquiring Fund can vary significantly over the short-term and long-term. Dividends on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Acquiring Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Tax Risk.    The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Acquiring Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Acquiring Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Acquiring Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Acquiring Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in his common shares, with any amounts exceeding such basis treated as gain from the sale of his common shares. While a portion of the Acquiring Fund’s income distributions will be classified as “qualified dividend income,” enabling individual investors who meet certain holding period and other requirements to receive the benefit of favorable federal income tax treatment, there can be no assurance as to the percentage of the Fund’s income distributions that will be “qualified dividend income.” In addition, the Acquiring Fund’s income distributions that qualify for such favorable tax treatment may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. If positions held by the Acquiring Fund were treated as “straddles” for federal income tax purposes, or the Acquiring Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to favorable income tax treatment. In addition, gain or loss on positions in a straddle is subject to special (and generally disadvantageous) rules. The Acquiring Fund currently intends to manage its equity portfolio generally in order to avoid being subject to the “straddle rules” under federal income tax law. The Acquiring Fund expects that positions held under this strategy will not be considered straddles because the Fund’s equity portfolio will not have substantial overlap with the stocks comprising the S&P 500 Index. Accordingly, based on current law, the Acquiring Fund intends to maintain an overlap of less than 70% between the stocks held in its equity portfolio and the stocks comprising the S&P 500 Index. Under certain circumstances, however, the Acquiring Fund may enter into option transactions or certain other investments that may constitute positions in a straddle.

Non-U.S. Issuer Risk.    Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Acquiring Fund may not be able to sell its portfolio securities at times, in amounts or at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure, expropriation or nationalization of the company or its assets; (vii) certain non-U.S. countries may impose restrictions on the ability of non- U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchange or otherwise and (viii) withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Acquiring Fund invests in securities of issuers in emerging market countries.

Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Acquiring Fund’s investments and the availability to the Fund of additional investments in such countries.

Debt Securities Risk.    The Acquiring Fund’s investments in debt securities are generally subject to issuer credit risk and interest rate risks. Issuers of debt instruments in which the Acquiring Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Acquiring Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the net asset value of the Fund. To the extent that the credit rating assigned to a security in the Acquiring Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. Interest rate risk is the risk that fixed-rate debt instruments will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such instruments generally will fall.

Illiquid Securities Risk.    The Acquiring Fund may invest without limit in securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Acquiring Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Discount From Net Asset Value.    Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Acquiring Fund’s net asset value could decrease as a result of its investment activities. Shares of closed-end investment companies like the Acquiring Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Acquiring Fund’s net asset value but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic conditions, and other factors beyond the control of the Acquiring Fund, the Fund cannot predict whether the common shares will trade at, below or above net asset value.

Repurchase Agreement Risk.    With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Acquiring Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Acquiring Fund cannot predict the effects of similar events in the future on the U.S. economy. Equity securities tend to be highly volatile, so that these events and any actions resulting from them may have a significant impact on the prices and volatility of the Acquiring Fund’s investments.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Anti-Takeover Provisions.    The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

C.	INFORMATION ABOUT THE REORGANIZATION

General

The boards of directors/trustees of Nuveen’s equity option closed-end funds, including the Board of each of the Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining Nuveen’s equity option product line. The proposals included the Reorganization of the Target Fund into the Acquiring Fund. Each Board has determined that the Reorganization would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Target Fund and the Acquiring Fund have similar investment objectives, policies, strategies and risks. The proposed Reorganization is intended to result in a lower effective management fee rate based on Managed Assets from the availability of lower breakpoints in the applicable fee schedule and lower total expenses per common share for shareholders of each Fund (as shareholders of the combined fund following the Reorganization) due to economies of scale resulting from the larger size of the combined fund. The proposed Reorganization also is intended to enhance the secondary trading market for common shares of the combined fund as a result of the greater share volume of the combined fund.

In order for the Reorganization to occur, each Fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund approve your Fund’s Reorganization proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Fund’s Reorganization proposal or continuing to operate the Fund as a stand-alone fund.

Terms of the Reorganization

General.    The Agreement and Plan of Reorganization by and between the Target Fund and the Acquiring Fund (the “Agreement”), in the form attached as Appendix D, provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares received by the Target Fund to its common shareholders as part of the liquidation, dissolution and termination of the Target Fund in accordance with Massachusetts law. No fractional Acquiring Fund common shares will be distributed to the Target Fund’s common shareholders in connection with the Reorganization and, in lieu of such fractional shares, the Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value.

As a result of the Reorganization, the assets of the Target Fund and the Acquiring Fund would be combined, and the shareholders of the Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about [•], 2014 or such other date as the parties may agree (the “Closing Date”). Following the Reorganization, the Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The aggregate net asset value as of the Valuation Time (as defined below) of the Acquiring Fund common shares received by the Target Fund in connection with the Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of such time. See “—Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund” for a description of the rights of Acquiring Fund common shareholders. No fractional Acquiring Fund common shares, however, will be distributed to the Target Fund’s common shareholders in connection with the Reorganization. The Acquiring Fund’s transfer agent will instead aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets at the time of the Reorganization. As a result of the Reorganization, common shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Target Fund or the Acquiring Fund individually.

Valuation of Assets and Liabilities.    If the Reorganization is approved and the other closing conditions are satisfied or waived, the value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of the Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties.

Distributions.    Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if the Target Fund has undistributed net investment income or undistributed net capital gains, the Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganization is conditioned upon (a) the requisite approval by the applicable shareholders of Proposals Nos. 2 and 3 in this Joint Proxy Statement/Prospectus, (b) each Fund’s receipt of an opinion substantially to the effect that the Reorganization will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganization”), (c) the absence of legal proceedings challenging the Reorganization and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganization to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the Closing Date due to: (a) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganization

Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that its Fund’s Reorganization would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted with respect to net asset value as a result of the Reorganization. At a meeting held on April 30, 2014 (the “Meeting”), the Boards approved the Reorganization and recommended that shareholders of the respective Funds approve the Reorganization.

Since last year, the Adviser has been evaluating its equity option strategy funds to simplify the equity option product line offered by Nuveen and eliminate overlapping products. As part of this initiative, the Adviser has proposed the product restructuring in order to simplify and more clearly delineate the investment strategies of its equity option strategy funds. During the course of the year, the Adviser has made presentations, and the Boards have received a variety of materials relating to the proposed Reorganization, including the rationale therefor and alternatives considered to the Reorganization. Prior to approving the Reorganization, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	consistency of portfolio management;

•	the potential for improved economies of scale over time and the effect on fees and total expenses;

•	the potential for improved secondary market trading with respect to the common shares;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights; and

•	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that the investment objectives, policies, strategies and risks of the Funds are similar. The Boards noted that each Fund is a diversified closed-end fund. While the Target Fund invests in an equity portfolio that seeks to replicate the price movements of a blend of the S&P 500 Index and the NASDAQ-100 Index, the Acquiring Fund invests in an equity portfolio that seeks to replicate the price movements of the S&P 500 Index. Both Funds employ a constant options strategy.

The principal options strategy of both Funds involves writing calls. Because the Funds have similar investment strategies, the principal risks of each Fund are similar. The Board considered the significant overlap between the Funds’ mandates and that the Reorganization was proposed, in part, to eliminate the overlap creating a larger scaled fund that may benefit from economies of scale and may support stronger secondary market trading, as noted further below. If the Reorganization is approved, prior to closing the Board recognized that the Target Fund is expected to sell portfolio securities to transition to the Acquiring Fund; however, given the nature of the portfolio securities, such costs were anticipated to be minimal.

Consistency of Portfolio Management.    The Boards noted that each Fund has the same investment adviser, sub-adviser and portfolio managers, and that such portfolio managers would manage the Acquiring Fund upon completion of the Reorganization. Through the Reorganization, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale over time; the same investment adviser, sub-adviser and portfolio managers; and similar investment objectives and investment strategies.

Potential for Improved Economies of Scale Over Time and Effect on Fees and Total Expenses.    The Boards considered the fees and expense ratios of the Funds and the estimated expenses of the Acquiring Fund following the Reorganization. As a result of the greater economies of scale from the larger size of the Acquiring Fund after merging the Funds, the Boards noted that the Reorganization was intended to result in reduced fees and expenses for the combined fund compared to those of the Funds prior to the closing of the Reorganization. The Reorganization is intended to result in cost savings for shareholders of each Fund as shareholders of the Acquiring Fund following the Reorganization.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.    While it is not possible to predict trading levels following the Reorganization, the Boards noted that the Reorganization is being proposed, in part, to seek to enhance the secondary trading market for the common shares of the combined fund compared to that historically experienced by the common shares of the Funds. The Acquiring Fund’s greater share volume may enhance the secondary market trading for the common shares of the Fund, which may lead to narrower trading discount relative to net asset value.

Anticipated Tax-Free Reorganization; Capital Loss Carryforwards.    The Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes, and the Funds will obtain an opinion of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Reorganization on any estimated capital loss carryforwards of the Target Fund and applicable limitations of federal income tax rules.

Expected Costs of the Reorganization.    The Boards considered the terms and conditions of the Agreement and Plan of Reorganization, including the estimated costs associated with the Reorganization and the allocation of such costs between each Fund. The Boards noted, however, that, assuming the Reorganization is consummated, the Adviser anticipated that the projected costs of the Reorganization may be recovered over time for the common shareholders.

Terms of the Reorganization and Impact on Shareholders.    The terms of the Reorganization are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of the Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) having an aggregate net asset value as of the Valuation Time equal to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to the Target Fund’s common shareholders in connection with the Reorganization and, in lieu of such fractional shares, the Target Fund’s common shareholders will receive cash.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganization may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Funds as separate funds in the Nuveen complex.

Conclusion.    Each Board, including the Independent Board Members, approved the Reorganization on behalf of its Fund, concluding that such Reorganization is in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted with respect to net asset value as a result of the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of December 31, 2013, and the pro-forma combined capitalization of the combined fund as if the Reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.98817306 common shares of the Acquiring Fund issued for each common share of the Target Fund. If the Reorganization is consummated, the actual exchange ratio may vary.

	Target Fund	Acquiring Fund	Pro Forma Adjustments		Combined Fund Pro Forma(1)

Common Shareholders’ Equity:
Common shares, $0.01 par value per share, 66,487,744 shares outstanding for Target Fund; common shares, $0.01 par value per share, 38,464,973 shares outstanding for Acquiring Fund; and common shares, $0.01 par value per share, 104,190,467 shares outstanding for Combined Fund Pro Forma	$664,877	$384,650	$(7,622	)(2)	$1,041,905
Paid-in surplus	648,392,177	417,601,785	(887,378	)(3)	1,065,106,584
Accumulated net realized gain (loss)	(125,435,252)	(92,026,994)	—		(217,462,246)
Net unrealized appreciation (depreciation)	383,884,294	205,153,053	—		589,037,347

Net assets attributable to common shares	$907,506,096	$531,112,494	$(895,000)		$1,437,723,590

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$13.65	$13.81			$13.80

Authorized shares:
Common	Unlimited	Unlimited			Unlimited

(1)

The pro forma balances are presented as if the Reorganization was effective as of December 31, 2013, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about [•], 2014, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 65,725,494 Acquiring Fund common shares in exchange for the net assets of the Target Fund. This number is based on the net asset value of the Target Fund and the Acquiring Fund as of December 31, 2013, adjusted for estimated Reorganization costs and the effect of distributions.
(3)	Includes the impact of estimated total Reorganization costs of $895,000, which will be borne by the common shareholders of the Target Fund and the Acquiring Fund in the amounts of $560,000 and $335,000, respectively.

Expenses Associated with the Reorganization

In evaluating the Reorganization, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $895,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganization (whether or not consummated) will be allocated between the Funds ratably based on the relative expected benefits of the Reorganization comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganization. Reorganization expenses have been or will be accrued as expenses of each Fund prior to the Valuation Time. These estimated expenses will be borne by the Target Fund and the Acquiring Fund in the amounts of $560,000 and $335,000, respectively (0.06% and 0.06%, respectively, of each Fund’s average net assets applicable to common shares for the twelve months ended December 31, 2013).

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $[•] per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of each Fund, shareholders of each Fund do not have dissenters’ rights of appraisal with respect to the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund, followed by the distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by the Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by the Target Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its common shareholders, which together with all other distributions to shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganization. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s Automatic Reinvestment Plan. The tax character of dividends and distributions will be the same for federal income tax purposes whether received in cash or additional shares.

In addition, the shareholders of the Target Fund (as shareholders of the Acquiring Fund following the Reorganization) will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

After the Reorganization, the combined fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of December 31, 2013, the Funds had capital loss carryforwards as follows:

	Target Fund	Acquiring Fund
Expiration:
December 31, 2017	$47,988,639	$55,219,856
December 31, 2018	38,327,754	4,958,903
Not subject to expiration:	39,677,239	26,177,861

Total:	$125,993,632	$86,356,620

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carryforward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Approval

The Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Target Fund’s outstanding common shares entitled to vote on the matter.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganization. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

In order for the Reorganization to occur, each Fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties. Because the closing of the Reorganization is contingent upon each of the Target Fund and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund approve your Fund’s Reorganization proposal and your Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the Fund’s Reorganization proposal or continuing to operate the Fund as a stand-alone fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Fund

General

As a general matter, the common shares of the Acquiring Fund and the Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of the Target Fund’s declaration of trust and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information About the Funds—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust is on file with the SEC and may be obtained as described on page 92.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganization is consummated and the issuance of Acquiring Fund common shares is approved, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of the Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset value of the assets of the Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Summary Description of Massachusetts Business Trusts.”

Distributions

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular quarterly distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income. The ultimate tax characterization of the Funds’ distributions made in a calendar year may not be finally determined until after the end of that calendar year.

Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, investors should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

Actual returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

The Acquiring Fund’s ability to maintain a level distribution rate will depend on a number of factors. The net investment income of the Acquiring Fund generally consists of regular interest and dividends less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. The Acquiring Fund also intends to effectively distribute realized net capital gains. Although it does not now intend to do so, the Board may change the Acquiring Fund’s managed distribution program and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and realized capital gains and historical and projected investment income and capital gains.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Reorganization SAI.

At any time when preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Automatic Reinvestment Plan

Generally, the terms of the Automatic Reinvestment Plan (the “Plan”) for the Target Fund and the Acquiring Fund are identical. Under the Acquiring Fund’s Plan, all distributions, including any capital gain distributions, on your common shares are automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in additional common shares under the Plan. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by Computershare Trust Company, N.A. as paying agent.

If you are enrolled in the Plan for the Target Fund as of the closing of the Reorganization, you will be automatically enrolled in the Plan for the Acquiring Fund. The common shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Acquiring Fund, determined as follows:

(1)        If the shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price; or

(2)        If the shares are trading at less than net asset value, shares for your account will be purchased on the open market.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Acquiring Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Acquiring Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Acquiring Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due on taxable distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the corresponding stock exchange of each Fund, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Target Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
March 2014	$12.90	$12.17	$13.76	$13.19	-5.91%	-9.61%
December 2013	$12.68	$12.04	$13.79	$13.20	-7.04%	-10.12%
September 2013	$12.54	$12.06	$13.64	$13.29	-6.02%	-9.77%
June 2013	$13.08	$11.82	$13.72	$13.07	-4.61%	-9.56%
March 2013	$12.72	$12.14	$13.61	$13.16	-5.22%	-7.75%
December 2012	$12.80	$11.36	$13.52	$12.85	-4.48%	-11.60%
September 2012	$12.63	$11.86	$13.62	$13.09	-5.75%	-9.64%
June 2012	$12.29	$11.53	$13.43	$12.79	-8.01%	-10.74%
March 2012	$12.28	$11.36	$13.48	$13.00	-8.33%	-12.62%
December 2011	$11.93	$10.50	$13.01	$11.89	-8.16%	-13.22%
September 2011	$12.64	$10.41	$13.60	$11.93	-6.37%	-13.72%
June 2011	$12.84	$12.01	$13.84	$13.06	-5.85%	-9.55%
March 2011	$13.04	$12.16	$13.82	$13.04	-3.93%	-7.91%

	Acquiring Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
March 2014	$12.71	$12.11	$13.91	$13.32	-8.10%	-10.50%
December 2013	$12.62	$12.13	$13.93	$13.33	-8.42%	-10.58%
September 2013	$12.78	$12.08	$13.72	$13.40	-5.22%	-10.14%
June 2013	$13.19	$12.09	$13.82	$13.18	-4.56%	-8.69%
March 2013	$12.97	$12.05	$13.71	$13.26	-5.11%	-9.19%
December 2012	$12.77	$11.42	$13.54	$12.95	-4.77%	-11.81%
September 2012	$12.61	$12.00	$13.65	$13.17	-6.04%	-9.55%
June 2012	$12.10	$11.43	$13.49	$12.83	-8.26%	-11.94%
March 2012	$12.16	$11.17	$13.48	$12.95	-9.13%	-13.81%
December 2011	$11.33	$10.40	$12.94	$11.80	-10.95%	-13.95%
September 2011	$12.68	$10.38	$13.53	$11.81	-5.79%	-13.71%
June 2011	$12.78	$11.98	$13.79	$13.04	-6.33%	-9.14%
March 2011	$13.00	$12.15	$13.73	$13.01	-3.51%	-7.86%

On [•], 2014, the closing sale prices of Target Fund and Acquiring Fund common shares were $[•] and $[•], respectively. These prices represent discounts to net asset value for the Target Fund and the Acquiring Fund of [•]% and [•]%, respectively.

Common shares of each Fund have historically traded at a discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a discount or premium to net asset value following the Reorganization, or what the extent of any such discount or premium might be.

Summary Description of Massachusetts Business Trusts

The following description is based on relevant provisions of applicable Massachusetts law and each Fund’s governing documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law and each Fund’s governing documents.

General.    Each Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law provides that the terms of a fund’s governance are as set forth in its declaration of trust. Fund declarations of trust generally provide that all power and authority to manage the fund and its affairs reside with the trustees, and limit shareholder voting and other rights to those expressly provided to the shareholders in the declaration.

Under each Fund’s declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, each declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, such as the Delaware General Corporation Law or the Maryland General Corporation Law, or statutory trust laws, such as the Delaware Statutory Trust Act, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust of each Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each Fund contains such provisions.

Shareholder Voting.    The declaration of trust of each Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger, reorganization or sale of substantially all of the assets of the Fund (under certain circumstances) and matters for which the 1940 Act requires a shareholder vote.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of each Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires a plurality vote, and for matters to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of each Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. Each declaration of trust also provides that a trustee may be removed for cause only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of each Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of each Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the Fund’s outstanding common shares and preferred shares, if any, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of each Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and requires the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, each declaration of trust provides that the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, each declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than liability to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. Each declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. Each declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Target Fund and the Acquiring Fund

General

The Funds have similar investment objectives. The Acquiring Fund’s investment objective is to provide shareholders with a high level of current income and gains. The Target Fund’s primary investment objective is to provide a high level of current income and gains from net index option premiums. The Target Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. If Proposal No. 4 is approved, the investment objective of the Acquiring Fund will be to seek attractive total return with less volatility than the S&P 500 Index. There can be no assurance that a Fund will achieve its investment objective(s). While the Acquiring Fund’s proposed new investment objective includes a volatility component and thereby differs from the Acquiring Fund’s current investment objective, it is not expected that this difference will result in any significant differences between how the Acquiring Fund’s assets are currently managed and how the Acquiring Fund’s assets will be managed after the adoption of the new investment objective.

The Funds have similar investment policies and strategies, but there are some differences. The Acquiring Fund seeks to substantially replicate price movements of the S&P 500 Index, while the Target Fund seeks to replicate the price movements of a target index comprised 75% of the S&P 500 Index and 25% of the NASDAQ-100 Index.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The NASDAQ-100 Index is an index that includes 100 of the largest domestic and international nonfinancial securities listed on NASDAQ based on market capitalization.

Each Fund’s investment objective(s) are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if applicable, preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Investment Strategy

Investment Policies.    The Acquiring Fund pursues its investment objective by utilizing a constant equity option strategy. Under normal circumstances, the Acquiring Fund invests its Managed Assets in an equity portfolio designed to broadly track the return and risk characteristics of the S&P 500 Index and apply a constant buy-write strategy. This summary of the Acquiring Fund’s investment policies and strategies gives effect to the adoption of the Fund’s new investment objective and certain related changes to the Fund’s non-fundamental investment policies.

The Acquiring Fund’s policy of investing, under normal circumstances, at least 80% of its Managed Assets in an equity portfolio that seeks to substantially replicate price movements of the S&P 500 Index is not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. However, this policy may only be changed by the Acquiring Fund’s Board following the provision of 60 days’ prior written notice to common shareholders.

The Acquiring Fund’s principal options strategy consists of selling index call options. The Acquiring Fund’s strategy of using the S&P 500 Index as the relevant benchmark for its equity portfolio and principal options strategy is not considered fundamental and can be changed without a vote of the common shareholders. However, any use of an alternative index must be approved by the Acquiring Fund’s Board.

Acquiring Fund Management.    Nuveen Fund Advisors is the Acquiring Fund’s investment adviser, responsible for the Fund’s overall investment strategy and its implementation. The Adviser will oversee Gateway, the Acquiring Fund’s sub-adviser, in its management of the Fund’s portfolio.

This oversight will include ongoing evaluation of the Sub-Adviser’s investment performance, portfolio allocations, quality of investment process and personnel, compliance with Acquiring Fund and regulatory guidelines, trade allocation and execution and other factors.

Equity Strategy.    The securities or other instruments included in the Acquiring Fund’s equity portfolio are selected and periodically rebalanced utilizing statistical methods including, but not limited to, optimization and a variety of other quantitative modeling techniques. Due to U.S. federal income tax considerations, the Acquiring Fund intends to limit the overlap between the components of its equity portfolio (and any subset thereof) and the constituent securities of the S&P 500 Index to less than 70% (generally based on the value of such components) on an ongoing basis. As a result, the Acquiring Fund will not hold all of the common stocks in the S&P 500 Index, or in the same weightings as in the S&P 500 Index, and returns on the Fund’s equity portfolio are not likely to exactly match those of the S&P 500 Index. Pursuant to the policy above, at least 80% of the Acquiring Fund’s equity portfolio will be invested in constituent securities of the S&P 500 Index or securities outside the S&P 500 Index that will be selected to match the characteristics of the index with limited tracking error.

Buy-Write Strategy.    Under normal circumstances, the Acquiring Fund will sell index call options. The Acquiring Fund targets a constant overwrite level of approximately 100%. In applying the constant call option strategy, the Sub-Adviser is responsible for determining the notional value, timing, type and terms of the options strategies used by the Acquiring Fund. The Sub-Adviser actively manages the Acquiring Fund’s options positions. In the Sub-Adviser’s discretion, the Acquiring Fund may purchase back call options or allow them to expire. To determine the options strategies used, the Sub-Adviser considers market factors, such as current market levels and volatility, and option-specific factors, including but not limited to premium/cost, exercise price and expiration. The Sub-Adviser typically seeks to construct a portfolio of call options that is diversified across multiple strike prices and expiration dates.

Portfolio Composition and Other Information.    The Acquiring Fund’s portfolio will be composed primarily of the following investments. A more detailed description of the Acquiring Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Reorganization SAI.

Common Stocks. The Acquiring Fund expects to invest in a portfolio of individual common stocks designed to replicate the risk and return profile of the S&P 500 Index. The Acquiring Fund may also invest in pooled securities, including exchange-traded funds, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Call Options. In carrying out its principal options strategy, the Acquiring Fund currently expects to emphasize index call options on the S&P 500 Index and other broad-based indices and may, if the Sub-Adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Acquiring Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price on the expiration date. If, at expiration, the purchaser exercises the index option sold by the Acquiring Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Acquiring Fund as the seller of the index call option. The Acquiring Fund generally will repurchase index call options prior to the expiration dates, ending the Fund’s obligation. In that case, the cost of repurchasing an option will determine the return realized by the Acquiring Fund.

Other Investments.    The Acquiring Fund may invest in other securities as described below:

U.S. Government Securities. U.S. government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Acquiring Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association, Student Loan Marketing Association, U.S. Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, the Acquiring Fund will invest in obligations issued by these instrumentalities only if the Adviser determines that the credit risk with respect to such obligations is minimal.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

Repurchase Agreements. The Acquiring Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Acquiring Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

Other Securities. The Acquiring Fund may invest in other securities as discussed in more detail in the Reorganization SAI.

Securities Issued by Non-U.S. Issuers. The Acquiring Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

Illiquid Securities. The Acquiring Fund may invest without limit in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.

When-Issued and Delayed Delivery Transactions. The Acquiring Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Acquiring Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Short-Term Debt Securities; Defensive Position. Under normal circumstances, the Acquiring Fund will invest no more than 10% of its Managed Assets in short-term investment grade debt securities. During temporary defensive periods, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Acquiring Fund may not pursue or achieve its investment objective. In addition, upon the Sub-Adviser’s recommendation that a change would be in the best interests of the Acquiring Fund and upon concurrence by the Adviser, and subject to approval by the Board, the Sub-Adviser may deviate from its investment guidelines discussed herein.

Other Investment Companies. Consistent with the Acquiring Fund’s investment objective and policies, the Fund may invest in securities of other investment companies, including open- or closed-end investment companies and exchange-traded funds, that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Acquiring Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risks.

Portfolio Turnover.    The Acquiring Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s equity portfolio will not be used as the primary means of achieving the Fund’s investment objective. Although the Acquiring Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund, which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund” below and “Federal Income Tax Matters” in the Reorganization SAI.

The Board of the Target Fund recommends that shareholders vote “FOR” the approval of the Reorganization.

PROPOSAL NO. 3—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES (SHAREHOLDERS OF ACQUIRING FUND ONLY)

In connection with the proposed Reorganization, the Acquiring Fund will issue additional Acquiring Fund common shares and list such shares on the NYSE. The Acquiring Fund will acquire substantially all of the assets of the Target Fund in exchange for newly issued Acquiring Fund common shares and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will distribute Acquiring Fund common shares to its common shareholders and will then terminate its registration under the 1940 Act and dissolve under Massachusetts law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganization may benefit holders of the Acquiring Fund’s common shares due to the increased size of the combined Fund.

The aggregate net asset value of the Acquiring Fund common shares received by the Target Fund in connection with the Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of the Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of the Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. No fractional Acquiring Fund common shares will be distributed to the Target Fund’s common shareholders in connection with the Reorganization and, in lieu of such fractional shares, the Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such shares in the open market, which may be higher or lower than net asset value. The Reorganization will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganization. As a result of the Reorganization, common shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Target Fund or the Acquiring Fund individually. The Acquiring Fund will continue to operate following the Reorganization as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares, applicable NYSE listing rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with the Reorganization.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of the shares entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes represent shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The consummation of the Reorganization is contingent on the satisfaction or waiver of all closing conditions including approval of the proposal relating to the Reorganization by the Target Fund’s shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganization.

PROPOSAL NO. 4—APPROVAL OF NEW INVESTMENT OBJECTIVE (SHAREHOLDERS OF ACQUIRING FUND ONLY)

Investment policies currently vary across otherwise similar Nuveen equity option closed-end funds, reflecting evolving markets as the different funds were launched over the past 10 years. As part of a broader rationalization initiative, all Nuveen equity option closed-end funds that are expected to continue operating upon the completion of the rationalization process, including the Acquiring Fund, are seeking to adopt a uniform set of investment objectives that emphasize the pursuit of attractive risk-adjusted returns and reduced volatility. The Acquiring Fund’s new investment objective is not expected to change the day-to-day operations of the Fund.

Because the Acquiring Fund’s current investment objective is a fundamental policy, in order to implement the new investment objective, shareholders of the Fund must vote to approve the elimination of the Fund’s current investment objective and the adoption of the proposed new investment objective.

The Board of the Acquiring Fund has unanimously approved, and unanimously recommends the approval by Fund shareholders of, the elimination of the Fund’s current investment objective and the adoption of the proposed new investment objective described below.

(A)	Elimination of Current Investment Objective

The Acquiring Fund’s current investment objective is to provide shareholders with a high level of current income, with a secondary objective of capital appreciation.

(B)	Adoption of New Investment Objective

It is proposed that the Acquiring Fund adopt the following new investment objective: “The Fund seeks attractive total return with less volatility than the S&P 500 Index.”

Shareholder Approval

Each of the elimination of the Acquiring Fund’s current investment objective and the adoption of the proposed new investment objective for the Fund is required to be approved by the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which means (1) 67% or more of the common shares present at the Annual Meeting, if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (2) more than 50% of the outstanding common shares, whichever is less.

Abstentions and broker non-votes will have the same effect as a vote against the proposals. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

If the requisite shareholder approvals are not obtained, the Acquiring Fund’s Board may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund under its current investment objective.

The Board of the Acquiring Fund recommends that shareholders of the Fund vote “FOR” the elimination of the Fund’s current investment objective and the adoption of the proposed new investment objective.

PROPOSAL NO. 5—APPROVAL OF NEW INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS (SHAREHOLDERS OF EACH FUND)

A.	APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

Background

Under an investment management agreement between Nuveen Fund Advisors and each Fund (each, an “Original Investment Management Agreement” and collectively, the “Original Investment Management Agreements”), Nuveen Fund Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of each Fund’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix E.

Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments. Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “TIAA-CREF Transaction Agreement”) to acquire Nuveen Investments from the investor group led by MDP (the “TIAA-CREF Transaction”). TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the TIAA-CREF Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place.

Each Original Investment Management Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the TIAA-CREF Transaction will result in a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

Completion of the TIAA-CREF Transaction is subject to a number of conditions, including obtaining consent to the TIAA-CREF Transaction by a certain percentage of Nuveen’s clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen Investments and TIAA-CREF currently expect to complete the TIAA-CREF Transaction by year-end 2014.

The TIAA-CREF Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the TIAA-CREF Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

To prevent the occurrence of an “unfair burden” under Section 15(f), Nuveen has committed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fee rates for any Fund. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course.

In anticipation of the TIAA-CREF Transaction, each Fund’s Board met in person at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members (as defined herein) separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 meeting, for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new investment management agreement between the Fund and Nuveen Fund Advisors in substantially the same form as the Original Investment Management Agreement to take effect immediately after the TIAA-CREF Transaction or shareholder approval, whichever is later (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”). The form of the New Investment Management Agreement is attached hereto as Appendix F.

The 1940 Act requires that each New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “C. Board Considerations”), each Board, including the Board Members who are not parties to the Original Investment Management Agreements, New Investment Management Agreements or any sub-advisory agreement entered into by the Adviser with respect to any Fund or who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser or the Sub-Adviser (the “Independent Board Members”), unanimously approved the continuation of the Original Investment Management Agreement and approved the New Investment Management Agreement on behalf of each Fund and unanimously recommended approval of the New Investment Management Agreement by shareholders.

In the event shareholders of a Fund do not approve the New Investment Management Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim investment management agreement between the Adviser and each such Fund (each, an “Interim Investment Management Agreement” and collectively, the “Interim Investment Management Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved an Interim Investment Management Agreement for each Fund in order to assure continuity of investment advisory services to the Funds after the TIAA-CREF Transaction. The terms of each Interim Investment Management Agreement are substantially identical to those of the Original Investment Management Agreements and New Investment Management Agreements, except for the term and escrow provisions described below. The Interim Investment Management Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction (the “150-day period”), the Closing Date of the Reorganization or when shareholders of a Fund approve the New Investment Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Management Agreement will be paid to the Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Investment Management Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for each Fund will expire on August 1, 2015, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services.    The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective(s) and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board. In addition, the investment management services are expected to be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the TIAA-CREF Transaction will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

Fees.    Under each Original Investment Management Agreement and New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components—a complex-level fee based on the aggregate amount of all eligible Nuveen fund assets and a specific fund-level fee based only on the amount of assets within the Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in the Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

The fee schedules for the fund-level fee and complex-level fee under the New Investment Management Agreements for each Fund are identical to the fund-level fee and complex-level fee schedules under the Original Investment Management Agreements. The annual fund-level fee schedule for each Fund under the Original Investment Management Agreements and the New Investment Management Agreements, the fees paid by each Fund to the Adviser during each Fund’s last fiscal year and the Fund’s net assets as of December 31, 2013 are set forth in Appendix G to this Joint Proxy Statement/Prospectus. The fee schedule for the complex-level component is the same for each Fund under both the Original Investment Management Agreements and New Investment Management Agreements and is also set forth in “Proposal No. 2—A. Synopsis—Comparison of the Target Fund and the Acquiring Fund.”

Payment of Expenses.    Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund.

Limitation on Liability.    The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance.    The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2015, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the Agreement may be terminated at any time with respect to a Fund without the payment of any penalty by the Fund or Adviser on 60 days’ written notice to the other party. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Information About the Adviser

Nuveen Fund Advisors, a registered investment adviser, is organized as Delaware limited liability company and is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Fund Advisors offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. Nuveen Fund Advisors is responsible for each Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The business address of Nuveen Fund Advisors and Nuveen is 333 West Wacker Drive, Chicago, Illinois 60606.

Certain information regarding the executive officers and directors of Nuveen Fund Advisors is set forth in Appendix L.

Shareholder Approval

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Investment Management Agreement was approved by the Board of the respective Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed in “C. Board Considerations” below. The Board of each Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of such Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

B.	APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Background

Nuveen Fund Advisors has entered into sub-advisory agreements (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”) with respect to each Fund with Gateway.

The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board is provided in Appendix H.

Each Original Sub-Advisory Agreement provides that it will terminate upon the termination of the Original Investment Management Agreement with respect to such Fund. As a result, the completion of the TIAA-CREF Transaction will result in the termination of each Original Sub-Advisory Agreement.

In anticipation of the TIAA-CREF Transaction, each Fund’s Board met in person at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members (as defined herein) separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 meeting, for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new sub-advisory agreement between Nuveen Fund Advisors and Gateway (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). The form of the New Sub-Advisory Agreement is attached hereto as Appendix I.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “C. Board Considerations”), each Board, including the Independent Board Members, unanimously approved the continuation of the Original Sub-Advisory Agreement and approved the New Sub-Advisory Agreement and unanimously recommended approval of the New Sub-Advisory Agreement by shareholders.

Because each New Sub-Advisory Agreement, like each Original New Sub-Advisory Agreement, is between the Adviser and the Sub-Adviser, a Fund’s New Sub-Advisory Agreement will not take effect until the New Management Agreement for such Fund has been approved by shareholders.

In the event shareholders of a Fund do not approve the New Management Agreement and New Sub-Advisory Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the closing of the TIAA-CREF Transaction, an interim sub-advisory agreement between the Adviser and Gateway (each an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the closing of the TIAA-CREF Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved Interim Sub-Advisory Agreements in order to assure continuity of advisory services to the Funds after the TIAA-CREF Transaction. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earliest of 150 days from the closing of the TIAA-CREF Transaction (the “150-day period”), the Closing Date of the Reorganization or when shareholders of a Fund approve the New Management Agreement and New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by Nuveen Fund Advisors thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by Nuveen

Fund Advisors to the Sub-Adviser. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2015, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services.    The advisory services to be provided by the Sub-Adviser to each Fund under the New Sub-Advisory Agreements will be identical to those advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the TIAA-CREF Transaction will have any adverse effect on the performance of a Sub-Adviser’s obligations under the New Sub-Advisory Agreements.

Brokerage.    Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees.    Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements is set forth in “Proposal No. 2—A. Synopsis—Comparison of the Funds and the Acquiring Fund.” The fees paid by the Adviser to the Sub-Adviser with respect to each Fund during each Fund’s last fiscal year are set forth in Appendix J to this Proxy Statement.

Payment of Expenses.    Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the Agreement other than the cost of securities (including brokerage commissions) purchased for the Fund.

Limitation on Liability.    The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Continuance.    The Original Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on August 1, 2015, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination.    The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund provide that the Agreement may be terminated at any time without the payment of any penalty by either party on 60 days’ written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by action of the Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days’ written notice.

The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund are also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the representations of the Sub-Adviser set forth in the Agreement.

Information About Sub-Adviser

Gateway.    Gateway has an over 30-year history of providing hedged equity strategies for risk-conscious investors. The firm’s largest (by assets) strategy seeks to capture the majority of returns associated with investing in equity securities while minimizing risk. Gateway is organized as a Delaware limited liability company. Gateway is a wholly-owned subsidiary of Natixis Global Asset Management, L.P., a subsidiary of Natixis, the corporate, investment management and financial services arm of Groupe BPCE, the second largest banking group in France. As of March 31, 2014, Gateway managed approximately $12.4 billion in assets. The business address of Gateway is 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202.

Additional Information.    Appendix K includes the advisory fee rates and net assets of registered investment companies not included in this Joint Proxy Statement/Prospectus advised by each Sub-Adviser with similar investment objectives as the Funds the Sub-Adviser sub-advises.

Certain information regarding the executive officers and directors of the Sub-Adviser is set forth in Appendix L.

Affiliated Brokerage and Other Fees

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any Sub-Adviser of such Fund.

During each Fund’s last fiscal year, no Fund paid any amounts to the Adviser or any Sub-Adviser to such Fund or any affiliated person of the Adviser or any Sub-Adviser to such Fund for services provided to the Fund (other than pursuant to the Original Investment Management Agreement or Original Sub-Advisory Agreement or for brokerage commissions).

Shareholder Approval

To become effective with respect to a particular Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board also determined to submit the New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

C.	BOARD CONSIDERATIONS

I.	The Approval Process

The Board of each Fund, including the Independent Board Members, is responsible for overseeing the performance of the Adviser and Sub-Adviser to the respective Fund and determining whether to approve or continue such Fund’s Original Investment Management Agreement and Original Sub-Advisory Agreement (collectively, the “Original Advisory Agreements”). Pursuant to the 1940 Act, each Board is required to consider the continuation of the Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen by TIAA-CREF. For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the TIAA-CREF Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements.

With respect to the Funds, however, as part of a broad initiative of Nuveen to rationalize its fund offerings and eliminate overlapping funds, the Board has approved and recommended that the Target Fund shareholders approve the Reorganization of the Funds. As shareholder approval is required for the consummation of the Reorganization, to avoid any disruption in sub-advisory services pending shareholder approval of the Reorganization or if shareholder approval is not obtained for the Reorganization, the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds at an in-person meeting held on April 30, 2014 (the “April Meeting”). Furthermore, because the consummation of the TIAA-CREF Transaction will terminate the Original Advisory Agreements, the Board also approved New Sub-Advisory Agreements and New Investment Management Agreements (collectively, the “New Advisory Agreements”) to be effective following the consummation of the TIAA-CREF Transaction as well as interim agreements to permit the Fund Advisers (as defined below) to continue to serve in their respective capacities while shareholder approval is sought for the Reorganization and for the New Advisory Agreements. The following sets forth the Board’s considerations for approving the continuance of the Original Advisory Agreements and the approval of the New Advisory Agreements and the interim agreements.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the TIAA-CREF Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed TIAA-CREF Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the TIAA-CREF Transaction and to keep the Independent Board Members updated with developments regarding the TIAA-CREF Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed TIAA-CREF Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed TIAA-CREF Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the TIAA-CREF Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and, each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the TIAA-CREF Transaction, respond to questions and to discuss, among other things: the governance of the Adviser following the TIAA-CREF Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the TIAA-CREF Transaction (including financing terms); any benefits or detriments the TIAA-CREF Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Adviser’s employees knowledgeable of the TIAA-CREF Transaction; the incentive and retention plans for key personnel of the Adviser; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the TIAA-CREF Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and Fund Advisers including, among other things: the nature, extent and quality of services provided by a

Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of the applicable Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of the Funds’ fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed TIAA-CREF Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed TIAA-CREF Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the TIAA-CREF Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the TIAA-CREF Transaction; the impact of the TIAA-CREF Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the TIAA-CREF Transaction; the strategic plan for Nuveen, including any financing arrangements following the TIAA-CREF Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the TIAA-CREF Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the TIAA-CREF Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the TIAA-CREF Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and the Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with certain key investment personnel managing Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory

Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee and the Closed-End Funds Committee). The Open-End Funds Committee and the Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Funds and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the funds and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the TIAA-CREF Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

1.	The Original Advisory Agreements

In considering renewal of the Original Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to the Funds; the performance record of the Funds (as described in further detail below); and any initiatives Nuveen had taken for the applicable open-end or closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management, and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group, enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen’s continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen’s support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Funds and developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things: the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Original Advisory Agreement were satisfactory.

2.	The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected as a result of the TIAA-CREF Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the TIAA-CREF Transaction on the operations, facilities, organization and personnel of the respective Fund Advisers; the ability of the Fund Adviser to perform its duties after the TIAA-CREF Transaction, including any changes to the level or quality of services provided to the funds; the potential implications of any additional regulatory requirements imposed on the Fund Adviser or the Nuveen funds following the TIAA-CREF Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the TIAA-CREF Transaction also does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The Sub-Adviser for the Funds will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities for each Fund’s investment portfolio, all on behalf of the Funds and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the TIAA-CREF Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the TIAA-CREF Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the TIAA-CREF Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the TIAA-CREF Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise, and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the TIAA-CREF Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the TIAA-CREF Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the TIAA-CREF Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the Nuveen funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the respective Funds under each applicable New Advisory Agreement were satisfactory and supported approval of the New Advisory Agreements.

B.	The Investment Performance of the Funds and Fund Advisers

1.	The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In considering the Funds’ performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•

The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•

Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•

The investment experience of a particular shareholder in the funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•

The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. In addition, a fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.(1) While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

1.	The Board recognized that the Adviser considered a Fund to have outperformed or underperformed its benchmark if the Fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds.)

In considering the performance data, the Independent Board Members noted that both Funds lagged their respective Performance Peer Group over various periods. In this regard, each Fund was in the fourth quartile for the one- and five-year period and the third quartile for the three-year period. The Board noted that although the Funds appeared to have lagged their peers, such comparative peer performance was expected in a rising equity market given the Funds’ higher overwrite mandate compared to that generally employed by their peers. The Funds, however, outperformed or provided comparable performance to their passive overwrite benchmark in the one-, three- and five-year periods. Notwithstanding the foregoing, the Board of the Funds approved and recommended to shareholders the Reorganization of the Funds to, among other things, eliminate product overlap and create a single, highly scaled offering better aligned with investor needs and preferences. See the Section entitled “Reasons for the Reorganization.”

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2.	The New Advisory Agreements

With respect to the performance of the Funds, the Board considered that the portfolio investment personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the TIAA-CREF Transaction and the investment strategies of the Funds were not expected to change as a result of the TIAA-CREF Transaction (subject to changes unrelated to the TIAA-CREF Transaction that are approved by the Board and/or shareholders, such as the Reorganization of the Funds). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, each Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen funds (as described above) and while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

With respect to Gateway, the Independent Board Members also considered the pricing schedule or fees that such Sub-Adviser charges for other clients. The Independent Board Members noted that the fees paid Gateway for its sub-advisory services were generally consistent with its average fees earned. The Independent Board Members also noted that with respect to sub-advisers unaffiliated with Nuveen, such fees were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers unaffiliated with Nuveen, including Gateway, the Independent Board Members also considered the sub-advisers’ revenues, expenses and profitability margins for their advisory activities with the applicable Nuveen fund(s). Based on their review, the Independent Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Nuveen funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4.	The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the TIAA-CREF Transaction not to increase contractual management fees for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the TIAA-CREF Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under the New Advisory Agreements were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, the Board recognized that it is difficult to predict with any degree of certainty the impact of the TIAA-CREF Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the New Advisory Agreements would continue to be reasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.	The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2.	The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or it current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide break point levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.	Indirect Benefits

1.	The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. With respect to Gateway, the Board considered that while Gateway may select brokers that provide it with research services, it is Gateway’s current practice not to receive soft dollar credits in connection with trades executed on behalf of the Funds. Such Funds, however, may participate in transactions in which Gateway has received unsolicited proprietary research.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2.	The New Advisory Agreements

The Independent Board Members noted that as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the TIAA-CREF Transaction, such indirect benefits should remain after the TIAA-CREF Transaction. The Independent Board Members further noted the benefits the TIAA-CREF Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.	Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the TIAA-CREF Transaction not to increase contractual management fees for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•

The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the TIAA-CREF Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the TIAA-CREF Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.	Approval of Interim Advisory Agreements

At the Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and the Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and the Interim Sub-Advisory Agreements will take effect upon the closing of the TIAA-CREF Transaction if shareholders have not yet approved the New Investment Management Agreements and the New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, if any, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, if any, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, if any, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, if any, are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s declaration of trust relating to such higher votes are in the best interests of the Acquiring Fund.

The Acquiring Fund’s declaration of trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund’s declaration of trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. See “Proposal No. 1.”

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund’s declaration of trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund’s declaration of trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, if any, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, then outstanding if any (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of the Acquiring Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Joint Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Acquiring Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganization occurs) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders.

The Acquiring Fund invests primarily in equity securities. The Acquiring Fund may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. A portion of the Acquiring Fund’s distributions to shareholders from its investments may qualify for the dividends-received deduction available to corporate shareholders and as “qualified dividend income” to noncorporate shareholders; provided certain holding period and other requirements are satisfied. Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits will represent a return of capital for federal income tax purposes to the extent of the shareholder’s basis in the shares and thus will generally not be taxable to the shareholder. To the extent such distributions exceed the shareholder’s basis in the shares, they will be treated as gain from the sale of such shares and will be treated as capital gain (assuming the shares are held as a capital asset).

In order for some portion of the dividends received by an Acquiring Fund shareholder to be qualified dividend income, the Acquiring Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet the same holding period and other requirements with respect to the shareholder’s Acquiring Fund shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held (or treated as held) for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, dividends of net investment income received by corporate shareholders of the Acquiring Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Acquiring Fund from domestic corporations for the taxable year. A dividend received by the Acquiring Fund will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Acquiring Fund has held (or is treated as holding) for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Acquiring Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Acquiring Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

The straddle rules discussed below could cause distributions that would otherwise qualify for the dividends-received deduction or constitute qualified dividend income to fail to satisfy the applicable holding period requirements.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Distributions declared by the Acquiring Fund to shareholders of record in October, November or December and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders in the year the distributions were declared.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

Each shareholder will receive an annual statement summarizing the shareholder’s distributions.

The Acquiring Fund’s investments may be subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Acquiring Fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain Acquiring Fund investments or distributions.

Some of the Acquiring Fund’s index call options may be considered “section 1256 contracts.” Code section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Acquiring Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position that is a section 1256 contract at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Acquiring Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most index call options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Acquiring Fund’s index call options that do not qualify as section 1256 contracts under the Code generally will be treated as equity options governed by Code section 1234. Pursuant to Code section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Acquiring Fund. If the Acquiring Fund enters into a closing transaction, the difference between the premium received for writing the option, and the amount paid to close out its position generally is short-term capital gain or loss.

Offsetting positions held by the Acquiring Fund involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. For instance, a straddle can arise if the Acquiring Fund writes a covered call option on a stock (i.e., a call on a stock owned by the Acquiring Fund), or writes a call option on a stock index to the extent the Acquiring Fund’s stock holdings (and any subset thereof) and the index on which it has written a call overlap sufficiently to constitute a straddle under applicable Treasury Regulations. The tax treatment of “straddles” is governed by section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of section 1256 described above. If the Acquiring Fund is treated as entering into a “straddle” and at least one (but not all) of the Acquiring Fund’s positions in derivative contracts comprising a part of such straddle is a section 1256 contract, described above, then such straddle could be characterized as a “mixed straddle.” The Acquiring Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Acquiring Fund, losses realized by the Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle can cause the holding periods to be tolled on the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements described above. Furthermore, the Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Acquiring Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders, and may result in significant differences from the amount, timing and/or character of distributions that would have been made by the Acquiring Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If the Acquiring Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Acquiring Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Acquiring Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Acquiring Fund’s taxable year and the Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Net Asset Value

The Acquiring Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the NYSE (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Acquiring Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

For purposes of determining the net asset value of the Acquiring Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic exchanges, including the NASDAQ, are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Prices of certain American Depositary Receipts (“ADRs”) that trade only in limited volume in the U.S. are valued based on the mean between the most recent bid and ask price of the underlying foreign-traded stock, adjusted as appropriate for underlying-to-ADR conversion ratio and foreign exchange rate, and from time to time may be adjusted further to take into account material events that may take place after the close of the local foreign market but before the close of the NYSE.

Readily marketable securities traded in the over-the-counter (“OTC”) market, including listed securities whose primary market is believed by the Adviser or the Sub-Adviser to be OTC are valued at the mean of the current bid and asked prices as reported by OTC Market Group or such other comparable source as the Board deems appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also OTC, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board, or its designee, may determine the fair value for the security.

The Acquiring Fund normally values index options at the average of the closing bid and the asked quotations. Under normal circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. If the Sub-Adviser determines that closing index option quotations do not reflect index option values as of the close of the NYSE, the Board, or its designee, will determine the fair value for the index option.

If the Acquiring Fund invests in senior loans or other debt securities, the Fund may use an independent pricing service to value most senior loans and other debt securities at their market value or at a fair value determined by the independent pricing service. The Acquiring Fund will use the fair value method to value senior loans or other debt securities if the independent pricing service is unable to provide a market or fair value for them or if the market value provided by the independent pricing service is deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value.

Securities that are fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair value procedures.

Legal Opinions

Certain legal matters in connection with the issuance of common shares of the Acquiring Fund pursuant to the Agreement and Plan of Reorganization will be passed upon by [•].

Experts

The financial statements of the Target Fund and the Acquiring Fund appearing in the Funds’ respective Annual Reports for the fiscal year ended December 31, 2013 are incorporated herein. The financial statements have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to the Target Fund and the Acquiring Fund. The principal business address of PricewaterhouseCoopers LLP is 1 North Upper Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold you shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Funds at (877)  821-2278 to obtain directions to the site of the Meeting.

Outstanding Shares of the Target Fund and the Acquiring Fund

The following table sets forth the number of outstanding common shares and certain other share information of each Fund as of [•], 2014.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Target Fund:
Common shares	[•]	—	[•]
Acquiring Fund:
Common shares	[•]	—	[•]

The common shares of the Acquiring Fund and the Target Fund are listed and trade on the NYSE under the ticker symbols JLA and JPZ, respectively. Upon the closing of the Reorganization, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE but under the ticker symbol BXMX.

Shareholders of the Target Fund and the Acquiring Fund

As of December 31, 2013, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before [•], 2014. The estimated pro forma information presented is calculated assuming that outstanding common shares were as of December 31, 2013.

Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Common Shares of Combined Fund
Target Fund—Common Shares

Acquiring Fund—Common Shares

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE, NYSE MKT or NASDAQ, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided under “—Shareholders of the Target Fund and the Acquiring Fund” above.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the projected net benefit and cost savings to each Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2015 annual meeting of shareholders of the Funds, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [•], 2015. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund not later than [•], 2015 or prior to [•], 2015. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganization is consummated, the Target Fund will cease to exist and will not hold is 2015 annual meeting. If the Reorganization is not approved or is not consummated, the Target Fund will hold its 2015 annual meeting of shareholders, expected to be held in April 2015.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is December 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on            , 2014.

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/ Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to thontrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals, except for the election of trustees. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

APPENDIX A

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Dollar Range of Equity Securities
Board Member Nominees	Target Fund	Acquiring Fund	Aggregate Range of Equity; Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)
Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	Over $	100,000
Jack B. Evans	$10,001-$50,000	$0	Over $	100,000
William C. Hunter	$0	$0	Over $	100,000
David J. Kundert	$0	$0	Over $	100,000
John K. Nelson(2)	$0	$0		$0
William J. Schneider	$0	$0	Over $	100,000
Judith M. Stockdale	$0	$0	Over $	100,000
Carole E. Stone	$0	$0	Over $	100,000
Virginia L. Stringer	$0	$0	Over $	100,000
Terence J. Toth	$0	$0	Over $	100,000
Board Members/Nominees who are interested person of the Funds
William Adams IV(2)	$0	$0	Over $	100,000
Thomas S. Schreier Jr.(2)	$0	$0	Over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.
(2)	Board Members Adams, Nelson and Schreier were appointed as Board Members of each Fund effective September 1, 2013.

A-1

The following table sets forth, for each Board Member nominee and for the Board Member nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

Fund Shares Owned By Board Members And Officers(1)
Board Member Nominees	Target Fund	Acquiring Fund
Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0
Jack B. Evans	1,500	0
William C. Hunter	0	0
David J. Kundert	0	0
John K. Nelson(2)	0	0
William J. Schneider	0	0
Judith M. Stockdale	0	0
Carole E. Stone	0	0
Virginia L. Stringer	0	0
Terence J. Toth	0	0
Board Members/Nominees who are interested person of the Funds
William Adams IV(2)	0	0
Thomas S. Schreier Jr.(2)	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Joint Proxy Statement/Prospectus.
(2)	Board Members Adams, Nelson and Schreier were appointed as Board Members of each Fund effective September 1, 2013.

A-2

APPENDIX B

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee
Target Fund	6	7	0	4	6	4	6	4
Acquiring Fund	6	7	0	4	6	4	6	4

B-1

APPENDIX C

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen (or its affiliates) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

A.        Reviewing and discussing the annual audited financial statements and semiannual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

B.        Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

C.        Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

D.        Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

E.        Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

F.        Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

G.        Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

H.        Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

A.        Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

B.        Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

C.        Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

D.        Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

E.        Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

F.        Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

G.        Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

H.        Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

A.        Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

B.        Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

A.        The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

B.        Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

C.        Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

D.        Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

E.        Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

F.        Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

G.        Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

H.        Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

I.        Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

A.        Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

B.        Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

C.        Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

D.        Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

E.        Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

F.        Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

G.        Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

H.        Performing any special reviews, investigations or oversight responsibilities requested by the Board.

I.        Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

J.        Undertaking an annual review of the performance of the Audit Committee.

K.        Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

APPENDIX D

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

D-1

APPENDIX E

DATES RELATING TO ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

Fund	Date of Original Investment Management Agreement	Date Original Investment Management Agreement Last Approved by Shareholders	Date Original Investment Management Agreement Last Approved For Continuance by Board
Target Fund	November 13, 2007	October 12, 2007	April 30, 2014
Acquiring Fund	November 13, 2007	October 12, 2007	April 30, 2014

E-1

APPENDIX F

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

F-1

APPENDIX G

INVESTMENT MANAGEMENT FEE INFORMATION

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of December 31, 2013, the complex-level fee rate for each Fund was 0.1686%.

G-1

Fund-Level Fee Rates, Management Fees Paid and Managed Assets

Fund	Fiscal Year End	Fund Average Daily Managed Assets*	Fund Level Fee Rate		Fees Paid to the Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013
Target Fund	12/31	For the first $500 million For the next $500 million For the next $500 million For the next $500 million For Managed Assets over $2 billion	0.7000 0.6750 0.6500 0.6250 0.6000	% % % % %	$7,620,488	$907,506,096
Acquiring Fund	12/31	For the first $500 million For the next $500 million For the next $500 million For the next $500 million For Managed Assets over $2 billion	0.7000 0.6750 0.6500 0.6250 0.6000	% % % % %	$4,530,741	$531,112,294

*	For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

G-2

APPENDIX H

DATES RELATING TO ORIGINAL SUB-ADVISORY AGREEMENTS

Fund	Sub-Adviser	Date of Original Sub-Advisory Agreement	Date Original Investment Sub-Advisory Agreement Last Approved by Shareholders	Date Original Sub-Advisory Agreement Last Approved For Continuance by Board

Target Fund	Gateway	February 16, 2008	October 12, 2007	April 30, 2014

Acquiring Fund	Gateway	February 16, 2008	October 12, 2007	April 30, 2014

H-1

APPENDIX I

FORM OF NEW SUB-ADVISORY AGREEMENT

I-1

APPENDIX J

SUB-ADVISORY FEE RATES AND SUB-ADVISORY FEES PAID

Fund	Fiscal Year End	Sub-Adviser	Sub-Advisory Fee Rate		Fees Paid to the Sub-Adviser During Last Fiscal Year	Managed Assets as of 12/31/2013
Target Fund	12/31	Gateway	fee calculated as a percentage of the Fund’s net assets allocated to the Sub-Adviser in accordance with the following schedule:		$3,916,578	$907,506,096

			Net Assets	Percentage of Advisory Fee
			Up to $200 million	55.0%
			$200 million to $300 million	52.5%
			$300 million and over	50.0%

Acquiring Fund	12/31	Gateway	fee calculated as a percentage of the Fund’s net assets allocated to the Sub-Adviser in accordance with the following schedule:		$2,373,692	$531,112,294

			Net Assets	Percentage of Advisory Fee
			Up to $200 million	55.0%
			$200 million to $300 million	52.5%
			$300 million and over	50.0%

J-1

APPENDIX K

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY THE SUB-ADVISER WITH SIMILAR INVESTMENT OBJECTIVES AS THE FUNDS

K-1

APPENDIX L

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER AND SUB-ADVISERS

	Principal Executive Officer and Directors			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser/Sub-Adviser
Adviser/Sub-Adviser	Name	Address	Principal Occupation
Nuveen Fund Advisors	William Adams IV Thomas S. Schreier, Jr.	333 W. Wacker Dr. Chicago, IL 60606 333 W. Wacker Dr. Chicago, IL 60606	Co-President Co-President	Gifford R. Zimmerman Margo L. Cook Stephen D. Foy Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme William Adams IV Thomas S. Schreier, Jr.

Gateway	Paul Robert Stewart	312 Walnut Street, 35th Floor Cincinnati, OH 45202	President, Chief Executive Officer and Board Member	None

	Gary Howard Goldschmidt	312 Walnut Street, 35th Floor Cincinnati, OH 45202	Chief Operating Officer, Chief Financial Officer, Senior Vice President and Board Member

	Duncan Borger Ellerton Wilkinson	312 Walnut Street, 35th Floor Cincinnati, OH 45202	Board Member

	Michael Thomas Buckius	312 Walnut Street, 35th Floor Cincinnati, OH 45202	Chief Investment Officer, Senior Vice President and Board Member

	David Lawrence Giunta	312 Walnut Street, 35th Floor Cincinnati, OH 45202	Board Member

L-1

APPENDIX M

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the life of the Funds.

Acquiring Fund

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of December 31, 2013, including the financial highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The Annual Report may be obtained without charge by calling (800) 257-8787.

	Year Ended December 31,
Per Share Operating Performance	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004(e)
Beginning Net Asset Value	$13.13	$12.89	$13.34	$13.08	$12.75	$18.30	$18.59	$18.48	$19.28	$19.10
Investment Operations:
Net Investment Income (Loss)(a)	0.20	0.24	0.23	0.26	0.27	0.39	0.44	0.43	0.42	0.12
Net Realized/ Unrealized Gain (Loss)	1.56	1.08	0.48	1.25	1.35	(4.41)	0.98	1.39	0.48	0.24

Total	1.76	1.32	0.71	1.51	1.62	(4.02)	1.42	1.82	0.90	0.36

Less Distributions:
From Net Investment Income	(0.20)	(0.25)	(0.75)	(0.27)	(0.28)	(0.39)	(0.54)	(0.43)	(0.40)	(0.15)
From Accumulated Net Realized Gains	—	—	—	—	(0.24)	(1.14)	—	—	—	—
Return of Capital	(0.88)	(0.83)	(0.41)	(0.98)	(0.77)	—	(1.17)	(1.28)	(1.30)	—	*

Total	(1.08)	(1.08)	(1.16)	(1.25)	(1.29)	(1.53)	(1.71)	(1.71)	(1.70)	(0.15)

Offering Costs	—	—	—	—	—	—	—	— *	— *	(0.03)

Discount from Common Shares Repurchased and Retired	—	— *	— *	—	— *	— *	—	—	—	—

Ending Net Asset Value	$13.81	$13.13	$12.89	$13.34	$13.08	$12.75	$18.30	$18.59	$18.48	$19.28

Ending Market Value	$12.55	$11.83	$11.18	$12.76	$13.00	$10.74	$16.41	$19.22	$17.38	$20.25
Total Returns:
Based on Net Asset Value(b)	13.85%	10.43%	5.63%	12.22%	13.74%	(23.27)%	7.80%	10.22%	4.88%	1.68%
Based on Market Value(b)	15.53%	15.58%	(3.41)%	8.10%	35.46%	(26.73)%	(6.07)%	21.30%	(6.12)%	1.96%
Ratios/Supplemental Data
Ending Net Assets (000)	$531,112	$504,982	$496,085	$515,590	$502,488	$491,706	$707,933	$715,680	$708,049	$723,894
Ratios to Average Net Assets Before Reimbursement
Expenses	0.96%	0.96%	0.97%	0.98%	0.99%	0.97%	0.95%	0.96%	0.96%	1.07	%***
Net Investment Income (Loss)	1.48%	1.78%	1.60%	1.78%	1.93%	2.08%	2.05%	1.99%	1.93%	3.49	%***
Ratios to Average Net Assets After Reimbursement (c) Expenses	N/A	0.91%	0.84%	0.77%	0.71%	0.67%	0.65%	0.66%	0.66%	0.75	%***
Net Investment Income (Loss)	N/A	1.84%	1.73%	1.99%	2.21%	2.39%	2.35%	2.30%	2.24%	3.80	%***
Portfolio Turnover Rate (d)	— %**	3%	4%	3%	9%	6%	7%	23%	29%	1%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from Adviser, where applicable. As of October 31, 2012, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.
(e)	For the period October 26, 2004 (commencement of operations) through December 31, 2004.
*	Rounds to less than $.01 per share.
**	Rounds to less than 1%.
***	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

Target Fund

The following financial highlights table is intended to help you understand the Target Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. Except where noted, the information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of December 31, 2013, including the financial highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The Annual Report may be obtained without charge by calling (800) 257-8787.

	Year Ended December 31,
Per Share Operating Performance	2013	2012	2011	2010	2009	2008	2007	2006	2005(e)
Beginning Net Asset Value	$13.03	$12.92	$13.39	$13.30	$12.69	$18.60	$18.36	$18.66	$19.10

Investment Operations:
Net Investment Income (Loss)(a)	0.16	0.19	0.18	0.18	0.21	0.30	0.36	0.32	0.30
Net Realized/Unrealized Gain (Loss)	1.58	1.04	0.55	1.21	1.73	(4.62)	1.66	1.16	0.78

Total	1.74	1.23	0.73	1.39	1.94	(4.32)	2.02	1.48	1.08

Less Distributions:
From Net Investment Income	(0.16)	(0.20)	(1.03)	(0.18)	(0.22)	(0.62)	(0.35)	(0.32)	(0.30)
From Accumulated Net Realized Gains	—	—	—	—	—	(0.97)	—	—	(0.15)
Return of Capital	(0.96)	(0.92)	(0.17)	(1.12)	(1.12)	—	(1.43)	(1.46)	(1.05)

Total	(1.12)	(1.12)	(1.20)	(1.30)	(1.34)	(1.59)	(1.78)	(1.78)	(1.50)

Offering Costs	—	—	—	—	—	—	—	— *	(0.02)

Discount from Shares Repurchased and Retired	—	— *	— *	—	0.01	— *	—	—	—

Ending Net Asset Value	$13.65	$13.03	$12.92	$13.39	$13.30	$12.69	$18.60	$18.36	$18.66

Ending Market Value	$12.65	$12.07	$11.42	$12.88	$13.20	$10.68	$16.34	$18.62	$17.39
Total Returns:
Based on Net Asset Value(b)	13.74%	9.62%	5.78%	11.17%	16.39%	(24.65)%	11.35%	8.28%	5.65%
Based on Market Value(b)	14.50%	15.68%	(2.02)%	7.85%	38.49%	(26.64)%	(3.03)%	17.86%	(5.90)%
Ratios/Supplemental Data
Ending Net Assets (000)	$907,506	$866,395	$859,329	$891,517	$878,321	$841,579	$1,237,527	$1,214,721	$1,225,535
Ratios to Average Net Assets Before Reimbursement Expenses	0.95%	0.96%	0.96%	0.97%	0.98%	0.96%	0.94%	0.95%	0.95%**
Net Investment Income (Loss)	1.20%	1.39%	1.23%	1.15%	1.35%	1.52%	1.62%	1.41%	1.40%**
Ratios to Average Net Assets After Reimbursement(c) Expenses	0.95%	0.88%	0.81%	0.75%	0.68%	0.66%	0.64%	0.66%	0.65%**
Net Investment Income (Loss)	1.20%	1.47%	1.38%	1.37%	1.65%	1.82%	1.93%	1.71%	1.70%**
Portfolio Turnover Rate(d)	1%	6%	4%	3%	4%	8%	4%	8%	16%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from Adviser, where applicable. As of January 31, 2013, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.
(e)	For the period January 26, 2005 (commencement of operations) through December 31, 2005.
*	Rounds to less than $.01 per share.
**	Annualized.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                                                                                           JPZ-0914

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800- - Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on [Date], 2014

Please detach at perforation before mailing.

NUVEEN EQUITY PREMIUM INCOME FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [DATE], 2014

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Equity Premium Income Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Equity Premium Income Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on [Date], 2014, at [                ] Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Equity Premium Income Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800- -

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Equity Premium Income Fund

Shareholders Meeting to Be Held on [Date], 2014.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William Adams IV	☐	☐	☐
02. David J. Kundert
03. John K. Nelson
04. Terence J. Toth

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN
3.	To approve the issuance of additional common shares in connection with the reorganization of Nuveen Equity Premium Opportunity Fund into Nuveen Equity Premium Income Fund pursuant to the Agreement and Plan of Reorganization.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4(a).	Elimination of the current investment objective.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4(b).	Adoption of a new investment objective.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5(a).	To approve a new investment management agreement between Nuveen Equity Premium Income Fund and Nuveen Fund Advisors, LLC.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5(b).	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Gateway Investment Advisers, LLC, with respect to Nuveen Equity Premium Income Fund.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800- - Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on [Date], 2014

Please detach at perforation before mailing.

NUVEEN EQUITY PREMIUM OPPORTUNITY FUND	PROXY
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [DATE], 2014

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Equity Premium Opportunity Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Equity Premium Opportunity Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on [Date], 2014 at [                ] Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Equity Premium Opportunity Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800- -

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Equity Premium Opportunity Fund

Shareholders Meeting to Be Held on [Date], 2014.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William Adams IV	☐	☐	☐
02. David J. Kundert
03. John K. Nelson
04. Terence J. Toth

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN
2.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Equity Premium Opportunity Fund (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Equity Premium Income Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5(a).	To approve a new investment management agreement between Nuveen Equity Premium Opportunity Fund and Nuveen Fund Advisors, LLC.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5(b).	To approve a new sub-advisory agreement between Nuveen Fund Advisors, LLC and Gateway Investment Advisers, LLC, with respect to Nuveen Equity Premium Opportunity Fund.	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED MAY 23, 2014

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

NUVEEN EQUITY PREMIUM OPPORTUNITY FUND (JSN)

AND

NUVEEN EQUITY PREMIUM INCOME FUND (JPZ)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen Equity Premium Opportunity Fund (the “Target Fund”) and Nuveen Equity Premium Income Fund (the “Acquiring Fund”) in connection with the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for (i) the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares received by the Target Fund to its common shareholders as part of the liquidation, dissolution and termination of the Target Fund in accordance with applicable law (the “Reorganization”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (“SEC”) dated [•], 2014 relating to the proposed Reorganization of the Target Fund into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [•], 2014.

-i-

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”), without the approval of shareholders.

The Funds have similar investment objectives. The Acquiring Fund’s investment objective is to provide shareholders with a high level of current income and gains. The Target Fund’s primary investment objective is to provide a high level of current income and gains from net index option premiums. The Target Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. If Proposal No. 4 is approved, the investment objective of the Acquiring Fund will be to seek attractive total return with less volatility than the S&P 500 Index. There can be no assurance that a Fund will achieve its investment objective(s). While the Acquiring Fund’s proposed new investment objective includes a volatility component and thereby differs from the Acquiring Fund’s current investment objective, it is not expected that this difference will result in any significant differences between how the Acquiring Fund’s assets are currently managed and how the Acquiring Fund’s assets will be managed after the adoption of the new investment objective.

The Funds have similar investment policies and strategies, but there are some differences. The Acquiring Fund seeks to substantially replicate price movements of the S&P 500 Index, while the Target Fund seeks to replicate the price movements of a target index comprised of the S&P 500 Index (75%) and the NASDAQ-100 Index (25%).

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The NASDAQ-100 Index is an index that includes 100 of the largest domestic and international nonfinancial securities listed on NASDAQ based on market capitalization.

Each Fund’s investment objective(s) are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if applicable, preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Investment Strategy

Investment Policies.    The Acquiring Fund pursues its investment objective by utilizing a constant equity option strategy. Under normal market circumstances, the Acquiring Fund invests its Managed Assets in an equity portfolio designed to broadly track the return and risk characteristics of the S&P 500 Index and apply a constant call option overwrite strategy.

The Acquiring Fund’s policy of investing, under normal market circumstances, at least 80% of its Managed Assets in an equity portfolio that seeks to substantially replicate price movements of the S&P 500 Index is not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. However, this policy may only be changed by the Acquiring Fund’s Board following the provision of 60 days’ prior written notice to common shareholders.

The Acquiring Fund’s principal options strategy consists of selling index call options. The Acquiring Fund’s strategy of using the S&P 500 Index as the relevant benchmark for its equity portfolio and principal options strategy is not considered fundamental and can be changed without a vote of the common shareholders. However, any use of an alternative index must be approved by the Acquiring Fund’s Board.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) is the Acquiring Fund’s investment adviser, responsible for the Fund’s overall investment strategy and its implementation. The Adviser will oversee Gateway Investment Advisers, LLC (“Gateway” or the “Sub-Adviser”), the Acquiring Fund’s sub-adviser, in its management of the Fund’s portfolio. This oversight will include ongoing evaluation of the Sub-Adviser’s investment performance, portfolio allocations, quality of investment process and personnel, compliance with Acquiring Fund and regulatory guidelines, trade allocation and execution and other factors.

The securities or other instruments included in the Acquiring Fund’s equity portfolio are selected and periodically rebalanced utilizing statistical methods including, but not limited to, optimization and a variety of other quantitative modeling techniques. However, due to U.S. federal income tax considerations, the Acquiring Fund intends to limit the overlap between the components of its equity portfolio (and any subset thereof) and the constituent securities of the S&P 500 Index to less than 70% (generally based on the value of such components) on an ongoing basis. As a result, the Acquiring Fund will not hold all of the common stocks in the S&P 500 Index, or in the same weightings as in the S&P 500 Index, and returns on the Fund’s equity portfolio are not likely to exactly match those of the S&P 500 Index. Pursuant to the policy above, at least 80% of the Acquiring Fund’s equity portfolio will be invested in constituent securities of the S&P 500 Index or securities outside the S&P 500 Index that will be selected to match the characteristics of the index with limited tracking error.

Under normal market circumstances, the Acquiring Fund will sell index call options. The Acquiring Fund targets a constant overwrite level of approximately 100%. In applying the constant call option strategy, the Sub-Adviser is responsible for determining the notional value, timing, type and terms of the options strategies used by the Acquiring Fund. The Sub-Adviser actively manages the Acquiring Fund’s options positions. In the Sub-Adviser’s discretion, the Acquiring Fund may purchase back call options or allow them to expire. To determine the options strategies used, the Sub-Adviser considers market factors, such as current market levels and volatility, and option-specific factors, including but not limited to premium/cost, exercise price and expiration. The Sub-Adviser typically seeks to construct a portfolio of call options that is diversified across multiple strike prices and expiration dates.

Under normal circumstances, the Acquiring Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

There is no assurance that the Acquiring Fund will achieve its investment objective.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, the Acquiring Fund’s portfolio will be composed of the investments described below.

Common Stocks

The Acquiring Fund expects to invest in a portfolio of individual common stocks designed to replicate the risk and return profile of the S&P 500 Index. The Acquiring Fund may also invest in pooled securities, including exchange-traded funds, that provide similar exposure to individual common stocks consistent with the Fund’s investment objective. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

An investment in the Acquiring Fund should be made with an understanding of the risks that an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of the Fund may decline. The Acquiring Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in the Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Acquiring Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends that could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Acquiring Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund’s purchase and sale of the equity securities and other factors.

Options Strategy

In carrying out its principal options strategy, the Acquiring Fund currently expects to emphasize index call options on the S&P 500 Index and other broad-based indices and may, if the Sub-Adviser deems conditions appropriate, write call options on a variety of other equity market indices. As the seller of an index call option, the Acquiring Fund receives a premium from the purchaser. The purchaser of the index call option has the right to any appreciation in the value of the index over the exercise price on the expiration date. If, at expiration, the purchaser exercises the index option sold by the Acquiring Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Acquiring Fund as the seller of the index call option. The Acquiring Fund generally will repurchase index call options prior to the expiration dates, ending the Fund’s obligation. In that case, the cost of repurchasing an option will determine the return realized by the Acquiring Fund.

Risks of Trading Options.    The ability to successfully implement the Acquiring Fund’s primary options strategy depends on the Sub-Adviser’s ability to react appropriately to pertinent market movements, which cannot be assured, and is subject to various additional risks. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Acquiring Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Acquiring Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

The value of the call options written by the Acquiring Fund, which will be marked-to-market on a daily basis, will be affected by an increase in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the underlying common and the remaining time to the options’ expiration. The value of the options may also be adversely affected if the market for the options becomes less liquid or smaller.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Transactions by the Acquiring Fund in options on indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Acquiring Fund may write may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the Acquiring Fund’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Other Investments

The Acquiring Fund may invest in other securities as described below:

U.S. Government Securities.    U.S. government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (iv) the credit of the agency or instrumentality. The Acquiring Fund also may invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, the Student Loan Marketing Association, the United States Postal Service, the Small Business Administration, the Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Because the U.S. government generally is not obligated to provide support to its instrumentalities, the Acquiring Fund will invest in obligations issued by these instrumentalities only if the Adviser determines that the credit risk with respect to such obligations is minimal.

Commercial Paper.    Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

Repurchase Agreements.    The Acquiring Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Acquiring Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the collateral to at least that of the repurchase price, including interest.

Securities Issued by Non-U.S. Issuers.    The Acquiring Fund may invest up to 20% of its Managed Assets in securities of non-U.S. issuers that are U.S. dollar-denominated, which may include securities of issuers located, or conducting their business, in emerging market countries.

Securities of non-U.S. issuers include ADRs, Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar-denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Acquiring Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Acquiring Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that, in a changing market, the Adviser may not be able to sell the Acquiring Fund’s portfolio securities at times, in amounts or at prices they consider reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets; (vi) withholding and other non-U.S. taxes may decrease the Fund’s return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S. due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Acquiring Fund invests a significant amount of its investments in issuers located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Although the Acquiring Fund may hedge its exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

When-Issued and Delayed Delivery Transactions.    The Acquiring Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund. The Acquiring Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

Stock Index Futures Contracts. The Acquiring Fund may purchase and sell stock index futures to enhance portfolio returns or as a hedge against movements in the equity markets. Stock index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Acquiring Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Acquiring Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

The Acquiring Fund and the Adviser have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, none of the Fund, the Adviser, or their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Acquiring Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Code may limit the extent to which the Acquiring Fund may enter into futures contracts or engage in options transactions. See “Federal Income Tax Matters.”

The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

With respect to options purchased by the Acquiring Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Other Futures Contracts and Options on Futures Contracts. The Acquiring Fund’s use of derivative instruments also may include (i) U.S. Treasury security or U.S. government agency security futures contracts and (ii) options on U.S. Treasury security or U.S. government Agency security futures contracts. All such futures contracts and options thereon must be traded and listed on an exchange. U.S. Treasury and U.S. government agency futures contracts are standardized contracts for the future delivery of a U.S. Treasury bond or U.S. Treasury note or a U.S. government agency security or their equivalent at a future date at a price set at the time of the contract. An option on a U.S. Treasury or U.S. government agency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a U.S. Treasury or U.S. government agency futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the seller of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the seller’s future margin account, which represents the amount by which the market price of the futures contract exceeds the exercise price of the option on the futures contract.

Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Acquiring Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Acquiring Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Acquiring Fund’s portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Acquiring Fund’s use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser’s ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that the Adviser’s judgment in this respect will be correct.

There is no limit on the amount of the Acquiring Fund’s assets that can be put at risk through the use of futures contracts and options thereon and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

An option is an instrument that gives the holder of the instrument the right, but not the obligation, to purchase or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires.

Illiquid Securities.    The Acquiring Fund may invest without limit in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Acquiring Fund should be in a position where more than 15% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Short-Term Debt Securities.    Under normal circumstances, the Acquiring Fund will invest no more than 10% of its Managed Assets in short-term investment grade debt securities. During temporary defensive periods, the Acquiring Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Acquiring Fund may not pursue or achieve its investment objective. In addition, upon the Sub-Adviser’s recommendations that a change would be in the best interests of the Acquiring Fund and upon concurrence by the Adviser, and subject to approval of the Board, the Sub-Adviser may deviate from its investment guidelines. These investments are defined to include, without limitation, the following:

(1)	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Acquiring Fund may not be fully insured.

(3)	Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to purchase back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral.

If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the U.S. Bankruptcy Code.

(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Investment Companies.    The Acquiring Fund may invest in securities of other investment companies, including open- or closed-end investment companies and exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Acquiring Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risks. Leverage risks related to an investment in the securities of a leveraged investment company include the likelihood of greater volatility of the net asset value and market price of the investment company’s shares.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objective of the Acquiring Fund. In addition, a security may be sold and another with similar characteristics purchased at approximately the same time to take advantage of what the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when the Sub-Adviser anticipates a change in the price of such security, the Sub-Adviser believes the price of a security has reached or is near a realistic maximum, or there are other securities that the Sub-Adviser believes are more attractive given the Acquiring Fund’s investment objective.

The Acquiring Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s equity portfolio will not be used as the primary means of achieving the Fund’s investment objective. While there can be no assurance thereof, the Acquiring Fund anticipates that its annual portfolio turnover rate will generally not exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Sub-Adviser, investment considerations warrant such action. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Acquiring Fund may exceed 50% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Acquiring Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares of such Fund. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Each Fund may not, as applicable:

1.	Issue Senior Securities

Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below.

Applies to: Both Funds

2.	Borrow Money

Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

Applies to: Both Funds

3.	Act as Underwriter

Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans.

Applies to: Both Funds

4.	Concentrate in Any One Industry

Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation.

Applies to: Both Funds

5.	Buy or Sell Real Estate

Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in real estate; and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Applies to: Both Funds

6.	Buy or Sell Commodities

a.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the Fund’s Index Option Strategy and except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in commodities, and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities.

Applies to: Acquiring Fund

b.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, or except pursuant to the Fund’s Index Option Strategy or to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in senior loans in which the Fund may invest are considered to be interests in commodities, and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities.

Applies to: Target Fund

7.	Lending

Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

Applies to: Both Funds

8.	Invest more than 5% in an Issuer

a.	With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term “issuer” includes both the Borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

Applies to: Acquiring Fund

b.	With respect to 50% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term “issuer” includes both the Borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

Applies to: Target Fund

For the purpose of applying the limitation set forth in subparagraph (8) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, each Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent each Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the leverage risks.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

(1)        Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short

(2)        Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. The Fund will rely on representations of Borrowers in loan agreements in determining whether such Borrowers are investment companies

(3)        Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more credit rating agencies that may issue ratings for preferred shares, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser and/or the Sub-Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of preferred shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Portfolio Turnover

Each Fund may engage in portfolio trading when considered appropriate, but short-term trading in the Fund’s equity portfolio will not be used as the primary means of achieving the Fund’s investment objective(s). Although the Funds cannot accurately predict their annual portfolio turnover rates, no Fund’s annual portfolio turnover rate is expected to exceed 50% under normal circumstances. The Funds do not expect to engage in significant short-term trading.

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.

For the fiscal years ended December 31, 2013 and December 31, 2012, the portfolio turnover rates of the Funds were as follows:

Fund	2013		2012
Target Fund	1%		6%
Acquiring Fund	0	%*	3%

*	Rounds to less than 1%.

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes. See “Federal Income Tax Matters.”

MANAGEMENT OF THE FUNDS

Investment Adviser

Nuveen Fund Advisors, LLC is the investment adviser to the Funds and will serve as investment adviser to the Acquiring Fund following the Reorganization. Nuveen Fund Advisors is responsible for overseeing each Fund’s overall investment strategy and asset allocation decisions. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net-worth investors as well as the consultants and financial advisers who serve them. Nuveen Investments markets its specialized investment solutions under the high-quality brands of NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds, Gresham and Winslow Capital.

Nuveen Investments is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement to acquire Nuveen Investments from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the Transaction is completed, Nuveen Investments will become a wholly-owned subsidiary of TIAA-CREF. Nuveen Investments will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen Investments’ current leadership and key investment teams are expected to stay in place. See “Proposal No. 3” in the Joint Proxy Statement/Prospectus.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for the last three fiscal years are as follows:

Target Fund	2013	2012	2011
Gross Advisory Fees	$7,672,785	$7,582,617	$7,601,394
Waiver	(52,297)	(668,221)	(1,287,498)

Net Advisory Fees	$7,620,488	$6,914,396	$6,313,896

Acquiring Fund	2013	2012	2011
Gross Advisory Fees	$4,530,741	$4,450,361	$4,442,986
Waiver	—	(298,329)	(651,198)

Net Advisory Fees	$4,530,741	$4,152,032	$3,791,788

Sub-Adviser

Nuveen Fund Advisors has selected Gateway Investment Advisers, LLC to serve as a sub-adviser to each Fund pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Gateway. Gateway has an over 30-year history of providing hedged equity strategies for risk-conscious investors. The firm’s largest (by assets) strategy seeks to capture the majority of returns associated with investing in equity securities while minimizing risk. Gateway is organized as a Delaware limited liability company. Gateway is a wholly-owned subsidiary of Natixis Global Asset Management, L.P., a subsidiary of Natixis, the corporate, investment management and financial services arm of Groupe BPCE, the second largest banking group in France. As of March 31, 2014, Gateway managed approximately $12.4 billion in assets. The business address of Gateway is 312 Walnut Street, 35th Floor, Cincinnati, Ohio 45202.

Nuveen Fund Advisors pays Gateway a portfolio management fee equal to a percentage of the net advisory fees paid by the Fund to Nuveen Fund Advisors under the Fund’s Investment Management Agreement with respect to the Fund’s net assets in accordance with the following schedule:

Net Assets	Percentage of Advisory Fee
Up to $200 million	55.0%
$200 million to $300 million	52.5%
$300 million and over	50.0%

The total dollar amounts paid to Gateway by Nuveen Fund Advisors with respect to the Acquiring Fund and the Target Fund for the fiscal year ended December 31, 2013 were $2,373,692 and $3,916,578, respectively.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.

Michael T. Buckius, CFA, and Kenneth H. Toft, CFA, of Gateway are the portfolio managers of each Fund and will continue to be the portfolio managers of the Acquiring Fund after the closing of the Reorganization.

In addition to managing the Funds, Messrs. Buckius and Toft are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets of All Accounts(1)
Michael T. Buckius	Registered Investment Company	6	$9.3 billion
	Other Pooled Investment Vehicles	1	$5 million
	Other Accounts	23	$1.5 billion

Kenneth H. Toft	Registered Investment Company	6	$9.3 billion
	Other Pooled Investment Vehicles	1	$5 million
	Other Accounts	23	$1.5 billion

(1)	Assets are as of December 31, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation

The compensation of Messrs. Buckius and Toft consists of a base salary, incentive compensation related to the financial performance of Gateway (but not based on the investment performance of any funds or any other managed account, either absolutely or in relation to any benchmark), retention incentives and a retirement plan. Messrs. Buckius and Toft are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary, retention incentives and certain undertakings not to compete with Gateway or solicit its clients. The non-competition and non-solicitation undertakings will expire the later of one year from the termination of employment, or one year after the period during which severance payments are made pursuant to the agreement. The incentive compensation plan applicable to the portfolio managers provides for both a long-term incentive pool and a short-term incentive pool, the sizes of which are determined based on profitability of Gateway.

Conflicts of Interest

A portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Beneficial Ownership of Securities.    The following table sets forth the dollar range of equity securities beneficially owned by the Funds’ portfolio managers as of December 31, 2013:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Target Fund	Dollar Range of Equity Securities Beneficially Owned in Acquiring Fund
Michael T. Buckius	None	$10,001-$50,000
Kenneth H. Toft	$10,001-$50,000	None

Unless earlier terminated as described below, each Target Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until [•]. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Nuveen Investments, Gateway and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Investments and Gateway can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund is responsible for voting proxies on securities held in its portfolio. When a Fund receives a proxy, the decision regarding how to vote such proxy will be made by its Sub-Adviser in accordance with its proxy voting procedures.

Each Fund has granted to Gateway the authority to vote proxies on its behalf. A senior member of Gateway is responsible for oversight of each Fund’s proxy voting process. Gateway has engaged the services of Institutional Shareholder Services, Inc. (“ISS”) to make recommendations to Gateway on the voting of proxies relating to securities held by each Fund. ISS provides voting recommendations based upon established guidelines and practices. Gateway reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, Gateway may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of a Fund. In cases where Gateway has a conflict of interest with respect to a proxy vote, Gateway will generally vote in accordance with the ISS recommendation. If a client requests Gateway to follow specific voting guidelines or additional guidelines, Gateway will review the request and inform the client only if Gateway is not able to follow the client’s request.

Gateway has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on Gateway’s general voting policies. These guidelines are set forth in Appendix A to this SAI.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, each Fund’s Sub-Adviser is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by a Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter (“OTC”) market, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Sub-Adviser’s obligation to obtain best qualitative execution. In certain instances, a Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments, Gateway or their respective affiliates except in compliance with the 1940 Act.

Although no Fund has a current intention to invest in senior loans, if it does so in the future, the Fund generally will engage in privately negotiated transactions for purchase or sale in which Nuveen Fund Advisors or an affiliate of Nuveen Fund Advisors would negotiate on behalf of the Fund, although a more developed market may exist for many senior loans. The Fund would be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. Nuveen Fund Advisors or an affiliate of Nuveen Fund Advisors would determine the lenders from whom the Fund would purchase assignments and participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management.

It is the policy of each Sub-Adviser to seek the best execution under the circumstances of each trade. The Sub-Adviser will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be each Sub-Adviser’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Sub-Adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to the Sub-Adviser’s own research efforts, the receipt of research information is not expected to reduce significantly a Sub-Adviser’s expenses. While each Fund’s Sub-Adviser will be primarily responsible for the placement of the business of the Fund, the policies and practices of the Sub-Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Fund.

Each Sub-Adviser may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. Each Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Sub-Adviser reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of each Fund’s Board that the benefits available from the Sub-Adviser’s management outweigh any disadvantage that may arise from the Sub-Adviser’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the last three fiscal years:

	2013	2012	2011
Target Fund	$498,090	$630,649	$663,032
Acquiring Fund	$186,918	$183,547	$204,263

Substantially all of the Funds’ trades are effected on a principal basis.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Acquiring Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, the NYSE MKT or elsewhere, or (b) impair the Acquiring Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the U.S., or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Acquiring Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Acquiring Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, if any, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, if any, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Additional Information About the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Acquiring Fund to an open-end investment company. If the Acquiring Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Fund’s preferred shares, if any, would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Acquiring Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of a Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in a Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Each Fund has elected to be treated, and each Fund intends to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest. The requirements for qualification as a regulated investment company may significantly limit the extent to which a Fund may invest in some investments.

If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund may retain for investment its net capital gain. However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each Fund’s investments may be subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain Fund investments or distributions.

Some of the Funds’ index call options may be considered “section 1256 contracts.” Code section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Acquiring Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position that is a section 1256 contract at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Acquiring Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most index call options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

A Fund’s call options that do not qualify as section 1256 contracts under the Code generally will be governed by Code section 1234. Pursuant to Code section 1234, if a written option expires unexercised, the premium received is short-term capital gain to a Fund. If a Fund enters into a closing transaction, the difference between the premium received for writing the option, and the amount paid to close out its position generally is short-term capital gain or loss.

Offsetting positions held by a Fund involving certain derivative instruments, such as options, forward, and futures, as well as its long and short positions in portfolio securities, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” Straddles are defined to include “offsetting positions” in actively traded personal property. For instance, a straddle can arise if a Fund writes a covered call option on a stock (i.e., a call on a stock owned by the Fund), or writes a call option on a stock index to the extent the Fund’s stock holdings (and any subset thereof) and the index on which it has written a call overlap sufficiently to constitute a straddle under applicable Treasury Regulations. The tax treatment of “straddles” is governed by section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of section 1256 described above. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is a section 1256 contract, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by a Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle can cause the holding periods to be tolled on the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the Dividends Received Deduction to fail to satisfy the applicable holding period requirements described below. Furthermore, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders, and may result in significant differences from the amount, timing and/or character of distributions that would have been made by a Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

A Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Except for distributions of qualified dividend income (discussed below), distributions to shareholders of net investment income received by a Fund and of net short-term capital gains realized by a Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by a Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. Distributions, if any, in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).

“Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purpose at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet the same holding period and other requirements with respect to the shareholder’s Fund shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held (or treated as held) for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise)

to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% Dividends Received Deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Fund has held (or is treated as holding) for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the Dividends Received Deduction may be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the Dividends Received Deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.

The straddle rules discussed above could cause distributions that would otherwise qualify for the Dividends Received Deduction or constitute qualified dividend income to fail to satisfy the applicable holding period requirements.

The tax character of dividends and distributions is the same for federal income tax purposes whether reinvested in additional shares of a Fund or paid in cash.

If a Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares, if any, until the asset coverage is restored. These limitations could prevent a Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, a Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. Each Fund endeavors to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

The sale or exchange of shares of a Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The ability to deduct capital losses may be subject to other limitations under the Code.

Certain non-corporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes dividends and net capital gain distributions received from a Fund and net gains from taxable dispositions of Fund shares. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. None of the Funds expects to be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund.

Each Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty).

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption or exchange of Fund shares. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

EXPERTS

The financial statements of each Fund appearing in the Funds’ respective Annual Reports for the fiscal year ended December 31, 2013 are incorporated herein. The financial statements have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to the Target Fund and the Acquiring Fund. The principal business address of PricewaterhouseCoopers LLP is 1 North Upper Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

Pro Forma Portfolio of

Investments December 31, 2013 (Unaudited)

Pro Forma Financial Statements for the Reorganization of Nuveen Equity Premium Opportunity Fund (the “Target Fund”) into Nuveen Equity Premium Income Fund (the “Acquiring Fund”)

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			LONG-TERM INVESTMENTS – 101.2%

			COMMON STOCKS – 101.2% (5)

			Aerospace & Defense – 2.8%

40,566	37,352	77,918	Boeing Company	$5,536,853	$5,098,174	$—	$10,635,027

44,474	48,538	93,012	Honeywell International Inc., (6)	4,063,589	4,434,917	—	8,498,506

—	8,874	8,874	Huntington Ingalls Industries Inc.	—	798,749	—	798,749

—	17,575	17,575	Lockheed Martin Corporation	—	2,612,700	—	2,612,700

—	31,240	31,240	Northrop Grumman Corporation	—	3,580,416	—	3,580,416

32,905	32,796	65,701	Raytheon Company	2,984,484	2,974,597	—	5,959,081

35,076	31,622	66,698	United Technologies Corporation, (6)	3,991,649	3,598,584	—	7,590,233
			Total Aerospace & Defense	16,576,575	23,098,137	—	39,674,712

			Air Freight & Logistics – 0.8%

38,709	66,243	104,952	United Parcel Service, Inc., Class B	4,067,542	6,960,814	—	11,028,356

			Airlines – 0.0%

3,957	—	3,957	United Continental Holdings Inc., (2), (6)	149,693	—	—	149,693

			Auto Components – 0.2%

30,296	—	30,296	Cooper Tire & Rubber	728,316	—	—	728,316

—	60,739	60,739	Gentex Corporation	—	2,003,780	—	2,003,780
			Total Auto Components	728,316	2,003,780	—	2,732,096

			Automobiles – 0.7%

185,001	213,263	398,264	Ford Motor Company	2,854,565	3,290,648	—	6,145,213

8,800	—	8,800	General Motors Company, (2)	359,656	—	—	359,656

16,861	33,442	50,303	Harley-Davidson, Inc.	1,167,456	2,315,524	—	3,482,980
			Total Automobiles	4,381,677	5,606,172	—	9,987,849

			Beverages – 2.1%

156,685	235,730	392,415	Coca-Cola Company	6,472,657	9,738,006	—	16,210,663

14,723	28,504	43,227	Monster Beverage Corporation, (2)	997,778	1,931,716	—	2,929,494

72,442	61,746	134,188	PepsiCo, Inc.	6,008,339	5,121,213	—	11,129,552
			Total Beverages	13,478,774	16,790,935	—	30,269,709

			Biotechnology – 3.4%

40,799	48,142	88,941	Amgen Inc.	4,657,614	5,495,891	—	10,153,505

22,699	81,056	103,755	Celgene Corporation, (2), (6)	3,835,223	13,695,222	—	17,530,445

S-36	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Biotechnology (continued)

47,374	236,655	284,029	Gilead Sciences, Inc., (2), (6)	$3,560,156	$17,784,623	$—	$21,344,779
			Total Biotechnology	12,052,993	36,975,736	—	49,028,729

			Building Products – 0.1%

4,369	—	4,369	Allegion PLC, (2), (6)	193,066	—	—	193,066

42,748	—	42,748	Masco Corporation	973,372	—	—	973,372
			Total Building Products	1,166,438	—	—	1,166,438

			Capital Markets – 1.8%

99,725	129,710	229,435	Charles Schwab Corporation, (6)	2,592,850	3,372,460	—	5,965,310

—	48,725	48,725	Eaton Vance Corporation	—	2,084,943	—	2,084,943

20,622	5,564	26,186	Goldman Sachs Group, Inc.	3,655,456	986,275	—	4,641,731

35,138	43,099	78,237	Legg Mason, Inc.	1,527,800	1,873,945	—	3,401,745

49,244	101,241	150,485	Morgan Stanley	1,544,292	3,174,918	—	4,719,210

38,635	31,993	70,628	Waddell & Reed Financial, Inc., Class A	2,515,911	2,083,384	—	4,599,295
			Total Capital Markets	11,836,309	13,575,925	—	25,412,234

			Chemicals – 2.0%

48,008	35,894	83,902	Dow Chemical Company	2,131,555	1,593,694	—	3,725,249

42,638	26,873	69,511	E.I. Du Pont de Nemours and Company	2,770,191	1,745,939	—	4,516,130

28,457	61,739	90,196	Eastman Chemical Company	2,296,480	4,982,337	—	7,278,817

22,507	37,024	59,531	Monsanto Company	2,623,191	4,315,147	—	6,938,338

53,293	—	53,293	Olin Corporation	1,537,503	—	—	1,537,503

—	10,878	10,878	Potash Corporation of Saskatchewan	—	358,539	—	358,539

60,403	33,218	93,621	RPM International, Inc.	2,507,329	1,378,879	—	3,886,208
			Total Chemicals	13,866,249	14,374,535	—	28,240,784

			Commercial Banks – 2.1%

33,724	—	33,724	Comerica Incorporated	1,603,239	—	—	1,603,239

—	71,851	71,851	Fifth Third Bancorp.	—	1,511,027	—	1,511,027

—	86,613	86,613	First Horizon National Corporation	—	1,009,041	—	1,009,041

16,998	143	17,141	HSBC Holdings PLC	937,100	7,884	—	944,984

—	6	6	Lloyds TSB Group PLC, (2), (6)	—	32	—	32

17,184	—	17,184	PNC Financial Services Group, Inc.	1,333,135	—	—	1,333,135

—	111,373	111,373	U.S. Bancorp	—	4,499,469	—	4,499,469

170,506	241,110	411,616	Wells Fargo & Company	7,740,972	10,946,394	—	18,687,366
			Total Commercial Banks	11,614,446	17,973,847	—	29,588,293

			Commercial Services & Supplies – 0.5%

3,549	23,371	26,920	Deluxe Corporation	185,222	1,219,732	—	1,404,954

40,642	—	40,642	Pitney Bowes Inc.	946,959	—	—	946,959

16,031	49,936	65,967	R.R. Donnelley & Sons Company	325,109	1,012,702	—	1,337,811

Nuveen Investments	S-37

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Commercial Services & Supplies (continued)

35,497	53,708	89,205	Waste Management, Inc.	$1,592,750	$2,409,878	$—	$4,002,628
			Total Commercial Services & Supplies	3,050,040	4,642,312	—	7,692,352

			Communications Equipment – 3.1%

14,156	45,063	59,219	ADTRAN, Inc.	382,354	1,217,152	—	1,599,506

3,408	—	3,408	Ciena Corporation, (2), (6)	81,553	—	—	81,553

222,389	630,518	852,907	Cisco Systems, Inc., (6)	4,992,633	14,155,129	—	19,147,762

—	19,247	19,247	Harris Corporation	—	1,343,633	—	1,343,633

11,034	—	11,034	JDS Uniphase Corporation, (2), (6)	143,221	—	—	143,221

21,303	14,940	36,243	Motorola Solutions Inc.	1,437,953	1,008,450	—	2,446,403

50,347	213,763	264,110	QUALCOMM, Inc., (6)	3,738,265	15,871,903	—	19,610,168
			Total Communications Equipment	10,775,979	33,596,267	—	44,372,246

			Computers & Peripherals – 5.5%

28,795	91,568	120,363	Apple, Inc., (6)	16,157,162	51,379,720	—	67,536,882

108,453	157,114	265,567	EMC Corporation, (6)	2,727,593	3,951,417	—	6,679,010

—	114,325	114,325	Hewlett-Packard Company	—	3,198,814	—	3,198,814

—	65,269	65,269	NetApp, Inc., (6)	—	2,685,167	—	2,685,167
			Total Computers & Peripherals	18,884,755	61,215,118	—	80,099,873

			Consumer Finance – 0.9%

23,246	51,885	75,131	American Express Company	2,109,110	4,707,526	—	6,816,636

28,647	55,844	84,491	Discover Financial Services	1,602,800	3,124,472	—	4,727,272

—	77,393	77,393	SLM Corporation	—	2,033,888	—	2,033,888
			Total Consumer Finance	3,711,910	9,865,886	—	13,577,796

			Containers & Packaging – 0.6%

3,177		3,177	Avery Dennison Corporation, (6)	159,454	—	—	159,454

37,972	59,259	97,231	Packaging Corp. of America	2,402,868	3,749,910	—	6,152,778

5,718	50,628	56,346	Sonoco Products Company	238,555	2,112,200	—	2,350,755
			Total Containers & Packaging	2,800,877	5,862,110	—	8,662,987

			Distributors – 0.3%

29,044	31,204	60,248	Genuine Parts Company	2,416,170	2,595,861	—	5,012,031

			Diversified Consumer Services – 0.1%

7,623	—	7,623	Apollo Group, Inc., (2), (6)	208,260	—	—	208,260

—	35,953	35,953	Hillenbrand Inc.	—	1,057,737	—	1,057,737
			Total Diversified Consumer Services	208,260	1,057,737	—	1,265,997

			Diversified Financial Services – 4.4%

414,679	529,867	944,546	Bank of America Corporation	6,456,551	8,250,029	—	14,706,580

—	82,207	82,207	Berkshire Hathaway Inc., Class B, (2)	—	9,746,462	—	9,746,462

S-38	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Diversified Financial Services (continued)

112,577	97,595	210,172	Citigroup Inc.	$5,866,387	$5,085,675	$—	$10,952,062

33,950	41,458	75,408	CME Group, Inc.	2,663,717	3,252,795	—	5,916,512

—	3,691	3,691	ING Groep N.V, (2), (6)	—	51,711	—	51,711

6,934	—	6,934	IntercontinentalExchange Group Inc.	1,559,595	—	—	1,559,595

133,818	201,985	335,803	JP Morgan Chase & Co.	7,825,677	11,812,083	—	19,637,760

39,312	—	39,312	Leucadia National Corporation	1,114,102	—	—	1,114,102
			Total Diversified Financial Services	25,486,029	38,198,755	—	63,684,784

			Diversified Telecommunication Services – 2.3%

211,856	263,253	475,109	AT&T Inc.	7,448,857	9,255,975	—	16,704,832

24,804	—	24,804	CenturyLink Inc.	790,007	—	—	790,007

248,097	93,521	341,618	Frontier Communications Corporation	1,153,651	434,873	—	1,588,524

118,769	174,210	292,979	Verizon Communications Inc.	5,836,309	8,560,679	—	14,396,988

18,198		18,198	Windstream Holdings Inc., (6)	145,220	—	—	145,220
			Total Diversified Telecommunication Services	15,374,044	18,251,527	—	33,625,571

			Electric Utilities – 1.2%

—	43,811	43,811	Companhia Energetica de Minas Gerais, Sponsored ADR	—	341,288	—	341,288

14,367	44,184	58,551	Duke Energy Corporation	991,467	3,049,138	—	4,040,605

27,323	71,296	98,619	Great Plains Energy Incorporated	662,310	1,728,215	—	2,390,525

38,092	100,736	138,828	OGE Energy Corp.	1,291,319	3,414,950	—	4,706,269

80,800	129,707	210,507	Pepco Holdings, Inc.	1,545,704	2,481,295	—	4,026,999

—	25,438	25,438	Pinnacle West Capital Corporation	—	1,346,179	—	1,346,179

15,004	—	15,004	Southern Company	616,814	—	—	616,814
			Total Electric Utilities	5,107,614	12,361,065	—	17,468,679

			Electrical Equipment – 1.3%

—	14,520	14,520	Eaton PLC	—	1,105,262	—	1,105,262

28,305	51,549	79,854	Emerson Electric Company	1,986,445	3,617,709	—	5,604,154

—	11,240	11,240	Hubbell Incorporated, Class B	—	1,224,036	—	1,224,036

14,553	31,575	46,128	Rockwell Automation, Inc.	1,719,582	3,730,902	—	5,450,484

—	42,974	42,974	Roper Industries Inc.	—	5,959,634	—	5,959,634
			Total Electrical Equipment	3,706,027	15,637,543	—	19,343,570

			Electronic Equipment & Instruments – 0.3%

118,215	88,036	206,251	Corning Incorporated	2,106,591	1,568,802	—	3,675,393

			Energy Equipment & Services – 2.0%

4,164	25,308	29,472	Diamond Offshore Drilling, Inc.	237,015	1,440,531	—	1,677,546

18,452	36,079	54,531	Ensco PLC	1,055,085	2,062,997	—	3,118,082

75,115	90,607	165,722	Halliburton Company	3,812,086	4,598,305	—	8,410,391

8,300	54,107	62,407	Patterson-UTI Energy, Inc.	210,156	1,369,989	—	1,580,145

Nuveen Investments	S-39

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Energy Equipment & Services (continued)

52,180	75,828	128,008	Schlumberger Limited	$4,701,940	$6,832,861	$—	$11,534,801

16,157	17,510	33,667	Tidewater Inc.	957,625	1,037,818	—	1,995,443
			Total Energy Equipment & Services	10,973,907	17,342,501	—	28,316,408

			Food & Staples Retailing – 1.3%

39,079	40,610	79,689	CVS Caremark Corporation	2,796,884	2,906,458	—	5,703,342

—	82,219	82,219	Kroger Co.	—	3,250,117	—	3,250,117

38,696	38,974	77,670	SUPERVALU INC., (2)	282,094	284,120	—	566,214

—	62,176	62,176	Walgreen Co.	—	3,571,389	—	3,571,389

59,540	3,390	62,930	Wal-Mart Stores, Inc.	4,685,203	266,759	—	4,951,962
			Total Food & Staples Retailing	7,764,181	10,278,843	—	18,043,024

			Food Products – 1.0%

37,375	49,868	87,243	Kraft Foods Inc.	2,015,260	2,688,883	—	4,704,143

112,127	149,606	261,733	Mondelez International Inc.	3,958,083	5,281,092	—	9,239,175
			Total Food Products	5,973,343	7,969,975	—	13,943,318

			Gas Utilities – 1.2%

36,031	—	36,031	AGL Resources Inc.	1,701,744	—	—	1,701,744

12,516	34,085	46,601	Atmos Energy Corporation	568,477	1,548,141	—	2,116,618

22,995	41,373	64,368	National Fuel Gas Company	1,641,843	2,954,032	—	4,595,875

38,518	99,610	138,128	ONEOK, Inc.	2,395,049	6,193,750	—	8,588,799
			Total Gas Utilities	6,307,113	10,695,923	—	17,003,036

			Health Care Equipment & Supplies – 1.7%

72,041	91,444	163,485	Abbott Laboratories	2,761,332	3,505,049	—	6,266,381

—	68,517	68,517	Baxter International, Inc.	—	4,765,357	—	4,765,357

—	36,821	36,821	Hill Rom Holdings Inc.	—	1,522,180	—	1,522,180

4,460	97,109	101,569	Hologic Inc., (2)	99,681	2,170,386	—	2,270,067

3,342	—	3,342	Intuitive Surgical, Inc., (2)	1,283,595	—	—	1,283,595

78,706	69,279	147,985	Medtronic, Inc.	4,516,937	3,975,922	—	8,492,859
			Total Health Care Equipment & Supplies	8,661,545	15,938,894	—	24,600,439

			Health Care Providers & Services – 2.2%

6,002	52,702	58,704	Aetna Inc.	411,677	3,614,830	—	4,026,507

6,901	62,293	69,194	Brookdale Senior Living Inc., (2)	187,569	1,693,124	—	1,880,693

33,153	106,974	140,127	Express Scripts, Holding Company, (2)	2,328,667	7,513,854	—	9,842,521

13,578	—	13,578	HCA Holdings Inc., (2)	647,806	—	—	647,806

1,116	—	1,116	Henry Schein Inc., (2), (6)	127,514	—	—	127,514

39,267	—	39,267	Kindred Healthcare Inc.	775,131	—	—	775,131

67,899	54,234	122,133	UnitedHealth Group Incorporated, (6)	5,112,794	4,083,820	—	9,196,614

S-40	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Health Care Providers & Services (continued)

25,221	28,746	53,967	Wellpoint Inc.	$2,330,168	$2,655,843	$—	$4,986,011
			Total Health Care Providers & Services	11,921,326	19,561,471	—	31,482,797

			Health Care Technology – 0.0%

228	—	228	Cerner Corporation, (2), (6)	12,709	—	—	12,709

			Hotels, Restaurants & Leisure – 1.5%

22,200	—	22,200	Carnival Corporation, ADR	891,774	—	—	891,774

42,761	51,390	94,151	International Game Technology	776,540	933,242	—	1,709,782

2,272	—	2,272	Interval Leisure Group Inc., (6)	70,205	—	—	70,205

—	8,487	8,487	Las Vegas Sands	—	669,370	—	669,370

39,308	38,552	77,860	McDonald’s Corporation	3,814,055	3,740,701	—	7,554,756

—	49,918	49,918	Starbucks Corporation	—	3,913,072	—	3,913,072

—	21,179	21,179	Starwood Hotels & Resorts Worldwide, Inc.	—	1,682,672	—	1,682,672

—	23,029	23,029	Wynn Resorts Ltd	—	4,472,462	—	4,472,462
			Total Hotels, Restaurants & Leisure	5,552,574	15,411,519	—	20,964,093

			Household Durables – 0.8%

2,893	—	2,893	Garmin Limited, (6)	133,714	—	—	133,714

—	38,947	38,947	KB Home	—	711,951	—	711,951

64,653	54,753	119,406	Newell Rubbermaid Inc.	2,095,404	1,774,545	—	3,869,949

13,864	—	13,864	Tupperware Corporation	1,310,564	—	—	1,310,564

11,356	19,851	31,207	Whirlpool Corporation	1,781,302	3,113,828	—	4,895,130
			Total Household Durables	5,320,984	5,600,324	—	10,921,308

			Household Products – 1.8%

29,756	83,232	112,988	Colgate-Palmolive Company	1,940,389	5,427,559	—	7,367,948

11,711	—	11,711	Kimberly-Clark Corporation	1,223,331	—	—	1,223,331

90,419	122,264	212,683	Procter & Gamble Company	7,361,011	9,953,512	—	17,314,523
			Total Household Products	10,524,731	15,381,071	—	25,905,802

			Industrial Conglomerates – 2.1%

35,764	17,826	53,590	3M Co.	5,015,901	2,500,097	—	7,515,998

323,504	466,839	790,343	General Electric Company	9,067,816	13,085,497	—	22,153,313

57	—	57	Siemens AG, Sponsored ADR, (6)	7,895	—	—	7,895
			Total Industrial Conglomerates	14,091,612	15,585,594	—	29,677,206

			Insurance – 2.1%

47,749	59,372	107,121	Allstate Corporation	2,604,230	3,238,149	—	5,842,379

—	23,207	23,207	American International Group	—	1,184,717	—	1,184,717

8,871	26,066	34,937	Arthur J. Gallagher & Co.	416,316	1,223,277	—	1,639,593

—	92,800	92,800	CNO Financial Group Inc.	—	1,641,632	—	1,641,632

Nuveen Investments	S-41

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Insurance (continued)

24,225	—	24,225	Fidelity National Title Group Inc., Class A	$786,101	$—	$—	$786,101

—	65,958	65,958	Genworth Financial Inc., Class A, (2)	—	1,024,328	—	1,024,328

20,464	23,657	44,121	Hartford Financial Services Group, Inc.	741,411	857,093	—	1,598,504

13,665	13,952	27,617	Kemper Corporation	558,625	570,358	—	1,128,983

44,881	35,717	80,598	Lincoln National Corporation	2,316,757	1,843,712	—	4,160,469

63,707	103,489	167,196	Marsh & McLennan Companies, Inc.	3,080,871	5,004,728	—	8,085,599

35,546		35,546	Travelers Companies, Inc.	3,218,335	—	—	3,218,335
			Total Insurance	13,722,646	16,587,994	—	30,310,640

			Internet & Catalog Retail – 2.4%

14,883	51,843	66,726	Amazon.com, Inc., (2), (6)	5,935,192	20,674,470	—	26,609,662

8,921	—	8,921	FTD Companies Inc., (2)	290,646	—	—	290,646

3,103	27,170	30,273	Hosting Site Network, Inc.	193,317	1,692,691	—	1,886,008

2,786	2,747	5,533	priceline.com Incorporated, (2), (6)	3,238,446	3,193,113	—	6,431,559
			Total Internet & Catalog Retail	9,657,601	25,560,274	—	35,217,875

			Internet Software & Services – 4.9%

10,937	39,603	50,540	Akamai Technologies, Inc., (2), (6)	516,008	1,868,470	—	2,384,478

—	58,343	58,343	Earthlink, Inc.	—	295,799	—	295,799

24,425	194,369	218,794	eBay Inc., (2), (6)	1,340,688	10,668,914	—	12,009,602

—	107,717	107,717	Facebook Inc., Class A Shares, (2), (6)	—	5,887,811	—	5,887,811

8,710	28,344	37,054	Google Inc., Class A, (2), (6)	9,761,383	31,765,403	—	41,526,786

—	22,576	22,576	IAC/InterActiveCorp.	—	1,550,745	—	1,550,745

6,372	—	6,372	United Online, Inc., (6)	87,679	—	—	87,679

5,616	—	5,616	ValueClick, Inc., (2), (6)	131,246	—	—	131,246

10,002	45,334	55,336	VeriSign, Inc., (2), (6)	597,920	2,710,067	—	3,307,987

71,826	—	71,826	Yahoo! Inc., (2), (6)	2,904,643	—	—	2,904,643
			Total Internet Software & Services	15,339,567	54,747,209	—	70,086,776

			IT Services – 3.8%

1,600		1,600	Alliance Data Systems Corporation, (2)	420,688	—	—	420,688

34,359	105,019	139,378	Automatic Data Processing, Inc.	2,776,551	8,486,585	—	11,263,136

17,199	—	17,199	Cognizant Technology Solutions Corporation, Class A, (2)	1,736,755	—	—	1,736,755

32,696	61,069	93,765	Fidelity National Information Services	1,755,121	3,278,184	—	5,033,305

23,813	51,410	75,223	International Business Machines Corporation (IBM)	4,466,604	9,642,974	—	14,109,578

3,197	14,762	17,959	Lender Processing Services Inc., (2)	119,504	551,804	—	671,308

5,819	—	5,819	MasterCard, Inc.	4,861,542	—	—	4,861,542

42,671	108,876	151,547	Paychex, Inc.	1,942,811	4,957,124	—	6,899,935

10,058	32,522	42,580	Visa Inc.	2,239,715	7,241,999	—	9,481,714
			Total IT Services	20,319,291	34,158,670	—	54,477,961

S-42	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Leisure Equipment & Products – 0.7%

—	70,638	70,638	Mattel, Inc.	$—	$3,360,956	$—	$3,360,956

15,522	29,666	45,188	Polaris Industries Inc.	2,260,624	4,320,556	—	6,581,180
			Total Leisure Equipment & Products	2,260,624	7,681,512	—	9,942,136

			Machinery – 2.1%

15,616	16,432	32,048	Caterpillar Inc.	1,418,089	1,492,190	—	2,910,279

15,272	—	15,272	Cummins Inc.	2,152,894	—	—	2,152,894

20,884	18,970	39,854	Deere & Company	1,907,336	1,732,530	—	3,639,866

13,600	43,913	57,513	Graco Inc.	1,062,432	3,430,484	—	4,492,916

13,107	—	13,107	Ingersoll Rand Company Limited, Class A	807,391	—	—	807,391

—	23,133	23,133	Joy Global Inc.	—	1,353,049	—	1,353,049

16,893	—	16,893	Parker Hannifin Corporation	2,173,116	—	—	2,173,116

11,767	—	11,767	Snap-on Incorporated	1,288,722	—	—	1,288,722

5,979	27,707	33,686	SPX Corporation	595,568	2,759,894	—	3,355,462

12,948	40,513	53,461	Stanley Black & Decker Inc.	1,044,774	3,268,994	—	4,313,768

12,000	50,568	62,568	Timken Company	660,840	2,784,780	—	3,445,620
			Total Machinery	13,111,162	16,821,921	—	29,933,083

			Media – 3.0%

41,236	—	41,236	CBS Corporation, Class B	2,628,383	—	—	2,628,383

86,888	—	86,888	Comcast Corporation, Class A	4,515,135	—	—	4,515,135

6,400	—	6,400	Echostar Communications Corporation, Variable Prepaid Forward, (2)	370,688	—	—	370,688

39,613	97,817	137,430	New York Times, Class A	628,658	1,552,356	—	2,181,014

—	75,168	75,168	News Corporation, Class A Shares, (2)	—	1,354,527	—	1,354,527

2,025	—	2,025	News Corporation Class B Shares, (2), (6)	36,106	—	—	36,106

35,396	58,689	94,085	Omnicom Group, Inc.	2,632,401	4,364,701	—	6,997,102

113,479	82,498	195,977	Regal Entertainment Group, Class A	2,207,167	1,604,586	—	3,811,753

8,100	300,675	308,775	Twenty First Century Fox Inc., Class Bq Shares	280,260	10,577,746	—	10,858,006

73,604	60,260	133,864	Walt Disney Company	5,623,345	4,603,864	—	10,227,209
			Total Media	18,922,143	24,057,780	—	42,979,923

			Metals & Mining – 0.7%

88,284	268,308	356,592	Alcoa Inc.	938,459	2,852,114	—	3,790,573

—	20,083	20,083	Barrick Gold Corporation	—	354,063	—	354,063

8,274	53,761	62,035	Freeport-McMoRan Copper & Gold, Inc.	312,261	2,028,940	—	2,341,201

—	148,596	148,596	Hecla Mining Company	—	457,676	—	457,676

6,726	—	6,726	Newmont Mining Corporation, (6)	154,900	—	—	154,900

24,595	—	24,595	Nucor Corporation	1,312,881	—	—	1,312,881

32,749	16,325	49,074	Southern Copper Corporation	940,224	468,691	—	1,408,915
			Total Metals & Mining	3,658,725	6,161,484	—	9,820,209

Nuveen Investments	S-43

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Multiline Retail – 1.0%

4,000	—	4,000	Family Dollar Stores, Inc.	$259,880	$—	$—	$259,880

36,680	52,643	89,323	Macy’s, Inc.	1,958,712	2,811,136	—	4,769,848

25,718	44,360	70,078	Nordstrom, Inc.	1,589,372	2,741,448	—	4,330,820

8,076	21,415	29,491	Sears Holding Corporation, (2)	396,047	1,050,192	—	1,446,239

26,723	37,279	64,002	Target Corporation	1,690,764	2,358,642	—	4,049,406
			Total Multiline Retail	5,894,775	8,961,418	—	14,856,193

			Multi-Utilities – 0.9%

40,212	62,041	102,253	Ameren Corporation	1,454,066	2,243,403	—	3,697,469

22,660	—	22,660	Consolidated Edison, Inc.	1,252,645	—	—	1,252,645

30,824	—	30,824	Integrys Energy Group, Inc.	1,677,134	—	—	1,677,134

15,734	—	15,734	Northwestern Corporation	681,597	—	—	681,597

60,347	97,043	157,390	Public Service Enterprise Group Incorporated	1,933,518	3,109,258	—	5,042,776
			Total Multi-Utilities	6,998,960	5,352,661	—	12,351,621

			Oil, Gas & Consumable Fuels – 6.3%

9,051	—	9,051	Cenovus Energy Inc.	259,311	—	—	259,311

65,327	97,595	162,922	Chevron Corporation	8,159,996	12,190,591	—	20,350,587

—	2,747	2,747	CNOOC Limited, Sponsored ADR	—	515,502	—	515,502

59,011	81,203	140,214	ConocoPhillips	4,169,127	5,736,992	—	9,906,119

39,168	—	39,168	CONSOL Energy Inc.	1,489,951	—	—	1,489,951

22,581	—	22,581	Continental Resources Inc., (2)	2,540,814	—	—	2,540,814

16,151	—	16,151	EnCana Corporation	291,526	—	—	291,526

20,469	—	20,469	EOG Resources, Inc.	3,435,517	—	—	3,435,517

152,804	160,904	313,708	Exxon Mobil Corporation	15,463,764	16,283,484	—	31,747,248

—	27,119	27,119	Hess Corporation	—	2,250,877	—	2,250,877

36,332	51,327	87,659	Occidental Petroleum Corporation	3,455,173	4,881,198	—	8,336,371

—	3,274	3,274	PetroChina Company Limited	—	359,289	—	359,289

38,405	54,850	93,255	Phillips 66	2,962,178	4,230,581	—	7,192,759

—	122,639	122,639	SandRidge Energy Inc., (2)	—	744,419	—	744,419

—	39,133	39,133	StatoilHydro ASA	—	944,279	—	944,279

—	23,753	23,753	Suncor Energy, Inc.	—	832,543	—	832,543

4,626	—	4,626	Total SA, Sponsored ADR	283,435	—	—	283,435

22,108	—	22,108	Valero Energy Corporation	1,114,243	—	—	1,114,243
			Total Oil, Gas & Consumable Fuels	43,625,035	48,969,755	—	92,594,790

			Pharmaceuticals – 5.4%

72,041	83,632	155,673	AbbVie Inc.	3,804,485	4,416,606	—	8,221,091

68,565	151,837	220,402	Bristol-Myers Squibb Company	3,644,230	8,070,137	—	11,714,367

S-44	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Pharmaceuticals (continued)

41,183	84,570	125,753	Eli Lilly and Company	$2,100,333	$4,313,070	$—	$6,413,403

—	1,112	1,112	GlaxoSmithKline PLC	—	59,370	—	59,370

98,400	118,167	216,567	Johnson & Johnson	9,012,456	10,822,915	—	19,835,371

132,433	174,141	306,574	Merck & Company Inc.	6,628,272	8,715,757	—	15,344,029

270,678	308,024	578,702	Pfizer Inc.	8,290,867	9,434,775	—	17,725,642
			Total Pharmaceuticals	33,480,643	45,832,630	—	79,313,273

			Professional Services – 0.2%

3,665	29,079	32,744	Manpower Inc.	314,677	2,496,723	—	2,811,400

6,949	18,692	25,641	Resources Connection, Inc.	99,579	267,856	—	367,435
			Total Professional Services	414,256	2,764,579	—	3,178,835

			Real Estate Investment Trust – 1.7%

96,573	—	96,573	Annaly Capital Management Inc.	962,833	—	—	962,833

—	60,679	60,679	Apartment Investment & Management Company, Class A	—	1,572,193	—	1,572,193

39,521	69,975	109,496	Brandywine Realty Trust	556,851	985,948	—	1,542,799

—	34,687	34,687	CBL & Associates Properties Inc.	—	622,979	—	622,979

25,456		25,456	CommonWealth REIT	593,379	—	—	593,379

55,131	129,993	185,124	CubeSmart	878,788	2,072,088	—	2,950,876

—	114,294	114,294	DCT Industrial Trust Inc.	—	814,916	—	814,916

15,432	43,378	58,810	Health Care REIT, Inc.	826,692	2,323,759	—	3,150,451

47,225	—	47,225	Healthcare Realty Trust, Inc.	1,006,365	—	—	1,006,365

45,684	—	45,684	Hospitality Properties Trust	1,234,839	—	—	1,234,839

88,469	79,809	168,278	Lexington Corporate Properties Trust	903,268	814,850	—	1,718,118

27,077	46,608	73,685	Liberty Property Trust	917,098	1,578,613	—	2,495,711

17,263	—	17,263	Medical Properties Trust Inc., (6)	210,954	—	—	210,954

28,311	—	28,311	MFA Mortgage Investments, Inc., (6)	199,876	—	—	199,876

26,716	—	26,716	Senior Housing Properties Trust	593,897	—	—	593,897

11,215	—	11,215	Sun Communities Inc.	478,208	—	—	478,208

25,238	8,511	33,749	Ventas Inc.	1,445,633	487,510	—	1,933,143

54,475	—	54,475	Weyerhaeuser Company	1,719,776	—	—	1,719,776
			Total Real Estate Investment Trust	12,528,457	11,272,856	—	23,801,313

			Road & Rail – 0.9%

17,765	—	17,765	Norfolk Southern Corporation	1,649,125	—	—	1,649,125

24,329	41,968	66,297	Union Pacific Corporation	4,087,272	7,050,624	—	11,137,896
			Total Road & Rail	5,736,397	7,050,624	—	12,787,021

			Semiconductors & Equipment – 3.1%

—	98,918	98,918	Altera Corporation, (6)	—	3,217,803	—	3,217,803

Nuveen Investments	S-45

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Semiconductors & Equipment (continued)

25,275	64,144	89,419	Analog Devices, Inc., (6)	$1,287,256	$3,266,854	$—	$4,554,110

96,369	—	96,369	Applied Materials, Inc., (6)	1,704,768	—	—	1,704,768

21,444	107,440	128,884	Broadcom Corporation, Class A, (6)	635,815	3,185,596	—	3,821,411

213,873	699,018	912,891	Intel Corporation, (6)	5,552,142	18,146,506	—	23,698,648

12,846	26,060	38,906	Intersil Holding Corporation, Class A, (6)	147,344	298,908	—	446,252

3,087	—	3,087	Lam Research Corporation, (2), (6)	168,087	—	—	168,087

—	81,111	81,111	Linear Technology Corporation, (6)	—	3,694,606	—	3,694,606

24,776	—	24,776	Microchip Technology Incorporated, (6)	1,108,726	—	—	1,108,726

27,856	—	27,856	NVIDIA Corporation, (6)	446,253	—	—	446,253

51,579	—	51,579	Texas Instruments Incorporated, (6)	2,264,834	—	—	2,264,834
			Total Semiconductors & Equipment	13,315,225	31,810,273	—	45,125,498

			Software – 5.5%

—	154,461	154,461	Activision Blizzard Inc.	—	2,754,040	—	2,754,040

23,572	134,980	158,552	Adobe Systems Incorporated, (2), (6)	1,411,491	8,082,602	—	9,494,093

18,599	79,219	97,818	Autodesk, Inc., (2), (6)	936,088	3,987,092	—	4,923,180

304,276	920,600	1,224,876	Microsoft Corporation, (6)	11,389,051	34,458,057	—	45,847,108

146,688	200,553	347,241	Oracle Corporation	5,612,283	7,673,158	—	13,285,441

37,900	—	37,900	Salesforce.com, Inc., (2), (6)	2,091,701	—	—	2,091,701
			Total Software	21,440,614	56,954,949	—	78,395,563

			Specialty Retail – 2.5%

18,330	20,823	39,153	Abercrombie & Fitch Co., Class A	603,240	685,285	—	1,288,525

41,497	59,432	100,929	American Eagle Outfitters, Inc.	597,557	855,821	—	1,453,378

21,475	51,495	72,970	Best Buy Co., Inc.	856,423	2,053,621	—	2,910,044

—	58,779	58,779	CarMax, Inc., (2)	—	2,763,789	—	2,763,789

7,749	—	7,749	CST Brands Inc.	284,543	—	—	284,543

—	73,397	73,397	Gap, Inc.	—	2,868,355	—	2,868,355

50,218	38,435	88,653	Home Depot, Inc.	4,134,949	3,164,738	—	7,299,687

36,675	58,013	94,688	L Brands Inc.	2,268,349	3,588,104	—	5,856,453

53,033	111,815	164,848	Lowe’s Companies, Inc.	2,627,785	5,540,433	—	8,168,218

472	—	472	Ross Stores, Inc., (6)	35,367	—	—	35,367

13,465	—	13,465	Tiffany & Co.	1,249,283	—	—	1,249,283

28,637	—	28,637	TJX Companies, Inc.	1,825,036	—	—	1,825,036
			Total Specialty Retail	14,482,532	21,520,146	—	36,002,678

			Textiles, Apparel & Luxury Goods – 0.1%

15,064	—	15,064	VF Corporation	939,090	—	—	939,090

			Thrifts & Mortgage Finance – 0.2%

36,703	—	36,703	Hudson City Bancorp, Inc.	346,109	—	—	346,109

S-46	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Shares				Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Acquiring Fund	Target Fund	Pro Forma Adjustments	Pro Forma Combined Fund

			Textiles, Apparel & Luxury Goods (continued)

—	40,800	40,800	MGIC Investment Corporation, (2)	$—	$344,352	$—	$344,352

60,610	56,714	117,324	New York Community Bancorp Inc.	1,021,279	955,631	—	1,976,910
			Total Thrifts & Mortgage Finance	1,367,388	1,299,983	—	2,667,371

			Tobacco – 1.5%

97,022	72,934	169,956	Altria Group, Inc.	3,724,675	2,799,936	—	6,524,611

45,868	95,982	141,850	Philip Morris International	3,996,479	8,362,912	—	12,359,391

20,787	36,132	56,919	Reynolds American Inc.	1,039,142	1,806,239	—	2,845,381

5,364	—	5,364	Vector Group Ltd., (6)	87,809	—	—	87,809
			Total Tobacco	8,848,105	12,969,087	—	21,817,192

			Wireless Telecommunication Services – 0.1%

—	4,018	4,018	China Mobile Limited, (6)	—	210,101	—	210,101

5,500	—	5,500	USA Mobility Inc.	78,540	—	—	78,540

—	116,407	116,407	Sprint Corporation, (2), (6)	—	1,251,375	—	1,251,375
			Total Wireless Telecommunication Services	78,540	1,461,476	—	1,540,016
			Total Long-Term Investments (cost $323,246,746, $519,370,589 and $842,617,335)	536,793,109	917,976,260	—	1,454,769,369

Nuveen Investments	S-47

Principal Amount (000)						Value
Acquiring Fund	Target Fund	Pro Forma Combined Fund	Description (1)	Coupon	Maturity	Acquiring Fund	Target Fund	Pro Forma Adjust ments		Pro Forma Combined Fund
			SHORT-TERM INVESTMENTS – 2.0%

$10,246	$—	$10,246	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $10,245,579, collateralized by $10,705,000 U.S. Treasury Notes, 2.000%, due 11/30/20, value $10,450,756	0.000%	01/02/14	$10,245,579	$—	$—		$10,245,579

—	18,587	18,587	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $18,587,179, collateralized by $19,550,000 U.S. Treasury Notes, 2.500%, due 8/15/23, value $18,963,500	0.000%	01/02/14	—	18,587,179	—		18,587,179
$10,246	$18,587	$28,833	Total Short-Term Investments (cost $10,245,579, $18,587,179 and $28,832,758)			10,245,579	18,587,179	—		28,832,758
			Total Investments (cost $333,492,325, $537,957,768 and $871,450,093) – 103.2%			547,038,688	936,563,439	—		1,483,602,127
			Other Assets Less Liabilities – (3.2)% (3)			(15,926,194)	(29,057,343)	(895,000	) (7)	(45,878,537)
			Net Assets – 100%			$531,112,494	$907,506,096	$(895,000)		$1,437,723,590

Investments in Derivatives as of December 31, 2013

Acquiring Fund

Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)

(310)	S&P 500® Index	$(55,180,000)	1/03/14	$1,780	$(2,165,350)

(322)	S&P 500® Index	(58,282,000)	1/10/14	1,810	(1,384,600)

(321)	S&P 500® Index	(56,977,500)	1/18/14	1,775	(2,523,060)

(265)	S&P 500® Index	(47,435,000)	1/18/14	1,790	(1,706,600)

(343)	S&P 500® Index	(61,740,000)	1/18/14	1,800	(1,913,940)

(343)	S&P 500® Index	(62,083,000)	1/18/14	1,810	(1,608,670)

(341)	S&P 500® Index	(61,380,000)	2/22/14	1,800	(2,177,285)

(284)	S&P 500® Index	(51,404,000)	2/22/14	1,810	(1,598,920)

(345)	S&P 500® Index	(63,480,000)	2/22/14	1,840	(1,238,550)
(2,874)	Total Options Written (premiums received $7,923,665)	$(517,961,500)			$(16,316,975)

S-48	Nuveen Investments

Pro Forma Portfolio of Investments December 31, 2013 (Unaudited) (continued)

Target Fund

Options Written outstanding (8):

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)

(80)	MINI-NASDAQ-100 Index	$(27,200,000)	1/18/14	$3,400	$(1,606,400)

(77)	MINI-NASDAQ-100 Index	(26,565,000)	1/18/14	3,450	(1,177,330)

(80)	MINI-NASDAQ-100 Index	(27,800,000)	1/18/14	3,475	(1,038,000)

(80)	MINI-NASDAQ-100 Index	(28,400,000)	1/18/14	3,550	(546,400)

(83)	MINI-NASDAQ-100 Index	(28,220,000)	2/22/14	3,400	(1,762,505)

(73)	MINI-NASDAQ-100 Index	(25,367,500)	2/22/14	3,475	(1,099,745)

(83)	MINI-NASDAQ-100 Index	(29,050,000)	2/22/14	3,500	(1,088,130)

(76)	MINI-NASDAQ-100 Index	(26,980,000)	2/22/14	3,550	(729,220)

(389)	S&P 500® Index	(69,242,000)	1/03/13	1,780	(2,717,165)

(429)	S&P 500® Index	(77,649,000)	1/10/14	1,810	(1,844,700)

(426)	S&P 500® Index	(75,615,000)	1/18/14	1,775	(3,348,360)

(348)	S&P 500® Index	(62,292,000)	1/18/14	1,790	(2,241,120)

(409)	S&P 500® Index	(73,620,000)	1/18/14	1,800	(2,282,220)

(420)	S&P 500® Index	(76,020,000)	1/18/14	1,810	(1,969,800)

(456)	S&P 500® Index	(82,080,000)	2/22/14	1,800	(2,911,560)

(358)	S&P 500® Index	(64,798,000)	2/22/14	1,810	(2,015,540)

(448)	S&P 500® Index	(82,432,000)	2/22/14	1,840	(1,608,320)
(4,315)	Total Options Written (premiums received $15,265,138)	$(883,330,500)			$(29,986,515)

For Fund portfolio compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets of the Pro Forma Combined Fund.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

(4)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(5)	The Fund may designate up to 100% of its Common Stock investments to cover outstanding options written.

(6)	Based on the portfolio holdings of the Target Fund as of December 31, 2013, it is anticipated that the security, or a portion of the security, will be sold as a result of the Reorganization.

(7)	Non-recurring costs associated with the proposed Reorganization, estimated to be $895,000, of which $335,000 will be borne by the Acquiring Fund and $560,000 will be borne by the Target Fund.

(8)	A determination will be made to maintain or close out option contracts held by the Target Fund at the time of the Reorganization, in accordance with the investment policies and restrictions of the Acquiring Fund.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	S-49

Pro Forma Statement of

Assets and Liabilities	December 31, 2013 (Unaudited)

	Acquiring Fund	Target Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Assets
Long-term Investments, at value (cost $323,246,746, $519,370,589 and $842,617,335, respectively)	$536,793,109	$917,976,260			$1,454,769,369
Short-term Investments, at value (cost approximates value)	10,245,579	18,587,179			28,832,758
Receivables:
Dividends	936,239	1,180,059			2,116,298
Premiums on options written	334,530	1,059,725			1,394,255
Reclaims	571	—			571
Other assets	58,170	92,006			150,176
Total assets	548,368,198	938,895,229			1,487,263,427
Liabilities
Cash overdraft	331,470	353,115			684,585
Options written, at value (premiums received $7,923,665, $15,265,138 and $23,188,803)	16,316,975	29,986,515			46,303,490
Accrued expenses:
Management fees	390,172	659,551			1,049,723
Trustees fees	58,027	92,415			150,442
Other	159,060	297,537			456,597
Reorganization costs	—	—	895,000	(a)	895,000
Total liabilities	17,255,704	31,389,133	895,000		49,539,837
Net assets	$531,112,494	$907,506,096	$(895,000)		$1,437,723,590
Shares outstanding	38,464,973	66,487,744	(762,250	) (b)	104,190,467
Net asset value per share outstanding	$13.81	$13.65			$13.80
Net assets consist of:
Shares, $.01 par value per shares	$384,650	$664,877	$(7,622	) (b)	$1,041,905
Paid-in surplus	417,601,785	648,392,177	(887,378	) (a)	1,065,106,584
Accumulated net realized gain (loss)	(92,026,994)	(125,435,252)			(217,462,246)
Net unrealized appreciation (depreciation)	205,153,053	383,884,294			589,037,347
Net assets	$531,112,494	$907,506,096	$(895,000)		$1,437,723,590
Authorized shares	Unlimited	Unlimited			Unlimited

(a)	Non-recurring costs associated with the proposed Reorganization, which are estimated to be $895,000, of which $335,000 will be borne by the Acquiring Fund and $560,000 will be borne by the Target Fund.

(b)	The pro forma statements assume the issuance by the Acquiring Fund of 65,725,494 shares in exchange for the assets and liabilities of the Target Fund after a reduction for the costs associated with the proposed Reorganization.

S-50	Nuveen Investments

Pro Forma Statement of

Operations	December 31, 2013 (Unaudited)

	Acquiring Fund	Target Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Investment Income
Dividends (net of foreign tax withheld of $5,076, $28,771 and $33,847, respectively)	$12,749,480	$19,261,948			$32,011,428
Interest	875	1,679			2,554
Total investment income	12,750,355	19,263,627			32,013,982
Expenses
Management fees	4,530,741	7,672,785	(229,694	) (a)	11,973,832
Shareholder servicing agent fees and expenses	1,000	1,624			2,624
Custodian fees and expenses	89,961	145,114	(24,850	) (b)	210,225
Trustees fees and expenses	21,444	36,650			58,094
Professional fees	49,349	63,157	(29,838	) (b)	82,668
Shareholder reporting expenses	105,337	185,225	(14,425	) (b)	276,137
Stock exchange listing fees	12,285	21,235	(21,235	) (b)	12,285
Investor relations expense	115,912	195,787			311,699
Other expenses	72,813	226,247	(11,873	) (b)	287,187
Total expenses before expense reimbursement	4,998,842	8,547,824	(331,915)		13,214,751
Expense reimbursement	—	(52,297)			(52,297)
Net expenses	4,998,842	8,495,527	(331,915)		13,162,454
Net investment income (loss)	7,751,513	10,768,100	331,915		18,851,528
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	45,642,380	96,187,770			141,830,150
Options written	(69,124,090)	(122,051,010)			(191,175,100)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	90,331,208	142,463,927			232,795,135
Options written	(6,774,541)	(12,057,093)			(18,831,634)
Net realized and unrealized gain (loss)	60,074,957	104,543,594			164,618,551
Net increase (decrease) in net assets from operations	$67,826,470	$115,311,694	$331,915		$183,470,079

(a)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates to the Pro Forma Combined Fund.

(b)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

Nuveen Investments	S-51

Notes to

Pro Forma Financial Statements (Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Nuveen Equity Premium Opportunity Fund (the “Target Fund”) into the Nuveen Equity Premium Income Fund (the “Acquiring Fund”) (the “Reorganization”). The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Acquiring Fund as of December 31, 2013.

Under the terms of the Reorganization, the combination of the Target Fund and the Acquiring Fund (the “Pro Forma Combined Fund”) will be accounted for as a tax-free reorganization; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders, as a result of the Reorganization. The Target Fund and the Acquiring Fund are registered closed-end management investment companies. The Reorganization will be accomplished by an acquisition of substantially all the assets and the assumption of substantially all the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The Pro Forma Statement of Assets and Liabilities is presented as of December 31, 2013 for the Acquiring Fund, Target Fund and the Pro Forma Combined Fund, and the Pro Forma Statement of Operations is presented for the Acquiring Fund, Target Fund, and the Pro Forma Combined Fund for the period from January 1, 2013 through December 31, 2013 (the “Reporting Period”).

The expenses of the Reorganization (whether or not consummated) will be allocated between the Acquiring Fund and Target Fund ratably based on the relative expected benefits of the Reorganization comprised of forecasted cost savings and distribution increases, if any, during the first year following the Reorganization. Reorganization expenses will be accrued as expenses of each fund prior to the Reorganization. These estimated expenses will be borne by the Acquiring Fund and Target Fund in the amounts of $335,000 (0.06%) and $560,000 (0.06%) (all percentages are based on average net assets applicable to common shares for the twelve months ended December 31, 2013), respectively. Reorganization costs do not include any commissions or other transaction costs that would be incurred due to portfolio repositioning.

Following the acquisition, the Acquiring Fund will be the surviving fund. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund. In accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund.

If the Reorganization had occurred as of December 31, 2013, the Target Fund would have been required to dispose of some of its securities in order to comply with the Acquiring Fund’s investment policies and restrictions. It is anticipated that such sales will occur before the Reorganization. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $25.6 million (approximately $0.39 per share) and brokerage commissions or other transaction costs of approximately $13,280, based on average commission rates normally paid by the funds, if such sales occurred on December 31, 2013.

The accompanying pro forma financial statements and notes to pro forma financial statements should be read in conjunction with the financial statements of the Target Fund and the Acquiring Fund included in their annual reports dated December 31, 2013.

2. General Information and Significant Accounting Policies

General Information

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

The Pro Forma Combined Fund’s common shares will continue to be listed on the New York Stock Exchange (“NYSE”), and the common shares to be issued in the Reorganization will trade, under the symbol JPZ. The Pro Forma Combined Fund is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

Investment Adviser

The Pro Forma Combined Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Pro Forma Combined Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages the Pro Forma Combined Fund’s investment portfolios.

S-52	Nuveen Investments

Notes to Pro Forma Financial Statements (Unaudited) (continued)

Investment Objectives

The Pro Forma Combined Fund’s investment objective is to provide a high level of current income and gains. The Pro Forma Combined Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500® Index. It also uses an index option strategy of writing (selling) index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Pro Forma Combined Fund in the preparation of its financial statements in accordance with U.S. GAAP.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Pro Forma Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Pro Forma Combined Fund shareholders. Should the Pro Forma Combined Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Pro Forma Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Pro Forma Combined Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Pro Forma Combined Fund’s Board of Trustees, the Pro Forma Combined Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of it’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Pro Forma Combined Fund’s net investment income, net realized capital gains and net unrealized capital gains in it’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Pro Forma Combined Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Pro Forma Combined Fund’s total return on net asset value, the difference will reduce net asset value per share. If the Pro Forma Combined Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

Indemnifications

Under the Pro Forma Combined Fund’s organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Pro Forma Combined Fund. In addition, in the normal course of business, the Pro Forma Combined Fund enters into contracts that provide general indemnifications to other parties. The Pro Forma Combined Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Pro Forma Combined Fund that have not yet occurred. However, the Pro Forma Combined Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Pro Forma Combined Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Pro Forma Combined Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Pro Forma Combined Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Pro Forma Combined Fund was not invested in any portfolio securities or derivatives, other than repurchase agreements further described in Note 4 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Nuveen Investments	S-53

Notes to Pro Forma Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

3. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Pro Forma Combined Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities may represent a transfer from a Level 1 to a Level 2 security.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Pro Forma Combined Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Pro Forma Combined Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Pro Forma Combined Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Pro Forma Combined Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

S-54	Nuveen Investments

Notes to Pro Forma Financial Statements (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Pro Forma Combined Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,454,769,369	$—	$—	$1,454,769,369
Short-Term Investments:
Repurchase Agreements	—	28,832,758	—	28,832,758
Derivatives:
Options Written	(46,303,490)	—	—	(46,303,490)
Total	$1,408,465,879	$28,832,758	$—	$1,437,298,637
*	Refer to the Pro Forma Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Pro Forma Combined Fund’s pricing policies and reporting to the Board of Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Trustees.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Pro Forma Combined Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, it will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Pro Forma Combined Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Pro Forma Combined Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investments transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Pro Forma Combined Fund and the amounts actually received.

Nuveen Investments	S-55

Notes to Pro Forma Financial Statements (Unaudited) (continued)

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Pro Forma Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Pro Forma Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Pro Forma Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Pro Forma Combined Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Pro Forma Combined Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$10,245,579	$(10,245,579)	$—
Fixed Income Clearing Corporation	$18,587,179	$(18,587,179)	$—
*	As of December 31, 2013, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Pro Forma Combined Fund’s Pro Forma Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Pro Forma Combined Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Pro Forma Combined Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Pro Forma Combined Fund. The Pro Forma Combined Fund records derivative instruments at fair value, with changes in fair value recognized on the Pro Forma Statement of Operations, when applicable. Even though the Pro Forma Combined Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When the Pro Forma Combined Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Pro Forma Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Pro Forma Combined Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Pro Forma Statement of Operations. When an option is exercised or expires or the Pro Forma Combined Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Pro Forma Statement of Operations. The Pro Forma Combined Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Pro Forma Combined Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2013, the Pro Forma Combined Fund wrote options on a stock index, or a blend of stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio. The Pro Forma Combined Fund wrote options on a blend of the S&P 500® and NASDAQ 100 Indexes.

S-56	Nuveen Investments

Notes to Pro Forma Financial Statements (Unaudited) (continued)

The following table presents the fair value of all options held by the Pro Forma Combined Fund as of December 31, 2013, the location of these instruments on the Pro Forma Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(46,303,490)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$(191,175,100)	$(18,831,634)

Market and Counterparty Credit Risk

In the normal course of business the Pro Forma Combined Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Pro Forma Combined Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Pro Forma Combined Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Pro Forma Statement of Assets and Liabilities.

The Pro Forma Combined Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Pro Forma Combined Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Pro Forma Combined Fund has an unrealized loss, it has instructed the custodian to pledge assets of the Pro Forma Combined Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Income Tax Information

The Pro Forma Combined Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Pro Forma Combined Fund realizes net capital gains, the Pro Forma Combined Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Pro Forma Combined Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Pro Forma Combined Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Pro Forma Combined Fund. The amounts presented in this footnote assume that the Reorganization took place on December 31, 2013, and do not take into account the sale of securities of the Target Fund as part of the Reorganization.

Nuveen Investments	S-57

Notes to Pro Forma Financial Statements (Unaudited) (continued)

As of December 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$871,897,937
Gross unrealized:
Appreciation	$660,053,938
Depreciation	(48,349,748)
Net unrealized appreciation (depreciation) of investments	$611,704,190

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Funds’ tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	$—

As of December 31, 2013, the Pro Forma Combined Fund’s tax year end, the Pro Forma Combined Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first.

Expiration:
December 31, 2016	$47,988,639
December 31, 2017	93,547,610
December 31, 2018	4,958,903
Not subject to expiration:	65,855,100
Total	$212,350,252

6. Management Fees and Other Transactions with Affiliates

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway is compensated for its services to the Pro Forma Combined Fund from the management fees paid to the Adviser.

The Pro Forma Combined Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Pro Forma Combined Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables shareholders to benefit from growth in the assets within their respective fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for the Pro Forma Combined Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

The annual complex-level fee for each fund, payable monthly, is calculated according to the following schedule:

S-58	Nuveen Investments

Notes to Pro Forma Financial Statements (Unaudited) (continued)

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2013, the complex-level fee rate for the Pro Forma Combined Fund was .1686%.

The Pro Forma Combined Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Pro Forma Combined Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first eight years of the Target Fund’s operations, the Adviser had agreed to reimburse it, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending January 31,		Year Ending January 31,
2005*	.30%	2010	.30%
2006	.30	2011	.22
2007	.30	2012	.14
2008	.30	2013	.07
2009	.30
*	From the commencement of operations.

The Adviser has not agreed to reimburse the Target Fund for any portion of its fees and expenses beyond January 31, 2013.

Nuveen Investments	S-59

APPENDIX A

PROXY VOTING POLICIES

Gateway Investment Advisers, LLC

Section II: Proxy Voting, Policy 4

PROXY VOTING POLICY

4.1	Overview

This proxy voting policy and related procedures apply to clients who desire Gateway Investment Advisers, LLC (“Gateway”) to vote proxies on their behalf, including registered investment companies advised (or sub-advised) by Gateway. Questions regarding this policy should be directed to Gateway’s CCO.

4.2	Introduction

Gateway recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as (“Clients”). Gateway, in turn, has formally adopted the Institutional Shareholder Services Governance Services (“ISS”) U.S. and Global Proxy Voting Guidelines to determine how each issue on proxy ballots is to be voted and appointed ISS as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway.

4.3	Role of Proxy Voting Agent

Gateway has engaged ISS, a subsidiary of RiskMetrics Group and an independent proxy voting service, to assist in the voting of proxies. ISS is responsible for coordinating with each Client’s custodian, to ensure that all proxy ballots relating to a Client’s portfolio securities are processed in a timely manner. ISS, with its vast research capabilities, has developed its U.S. and Global Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway has adopted these ISS Guidelines and has instructed ISS to vote in accordance with them unless the following conditions apply:

A.	Gateway’s portfolio management team has decided to override the ISS vote recommendation for a Client based on its own determination that the Client would best be served with a vote contrary to the ISS recommendation based on the Adviser’s analysis of ISS’s vote recommendation. Such decision(s) will be documented by Gateway and communicated to ISS. Gateway’s CIO will determine, on an annual basis, as to which classification level an ISS vote recommendation should be analyzed by Gateway;

B.	ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team, will document the reason(s) used in determining a vote and communicate Gateway’s voting instruction to ISS. Gateway will generally seek to vote in accordance with ISS’s guidelines; or

C.	If voting on any particular security compromises Gateway’s ability to later transact in such security (e.g. shareblocking practices) or if, in Gateway’s judgment, the expected cost associated with the vote exceeds the expected benefits of the vote (e.g. non-U.S. security restrictions), then Gateway will abstain from voting on a particular security.

A-1

Gateway Investment Advisers, LLC

Section II: Proxy Voting, Policy 4

4.4	Conflicts of Interest

From time to time, Gateway or an employee or another affiliate of Gateway may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Only in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine and record how the proxies in question shall be voted and such determinations shall be recorded with ISS.

4.5	Record Retention Requirements

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:

A.	This Gateway proxy voting policy;

B.	Records of Clients’ written requests for this policy and/or their voting record;

C.	Gateway’s written response to such written or oral requests; and

D.	A copy of any document created by Gateway that was material to making a decision in those instances where ISS does not make a vote recommendation or where Gateway’s portfolio management team votes contrary to ISS’s recommendation.

ISS will make and retain, on Gateway’s behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request), the following documents:

A.	A copy of a proxy statement*;

B.	A record of each vote cast by Gateway on behalf of a Client; and

C.	A copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision.

*Gateway may also rely on obtaining a copy from the EDGAR system

4.6	How to Obtain Voting Information

At any time, a Client may obtain this Proxy Voting Policy along with ISS’s Proxy Voting Guidelines Summary and his or her voting record upon the Client’s written or oral request to Gateway.

Effective Date: February 15, 2008, revised December 11, 2008

A-2

Closed-End Funds

Seeks Attractive Quarterly Distributions from an Integrated Index Option and Equity Strategy

Annual Report December 31, 2013

JPZ Nuveen Equity Premium Income Fund

JSN Nuveen Equity Premium Opportunity Fund

JLA Nuveen Equity Premium Advantage Fund

JPG Nuveen Equity Premium and Growth Fund

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.
or
www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Table

    of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,
I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Nuveen Fund Board
February 21, 2014

4	Nuveen Investments

Portfolio Managers’

 Comments

Nuveen Equity Premium Income Fund (JPZ)

Nuveen Equity Premium Opportunity Fund (JSN)

Nuveen Equity Premium Advantage Fund (JLA)

Nuveen Equity Premium and Growth Fund (JPG)

These Funds feature portfolio management by Gateway Investment Advisers, LLC. Kenneth H. Toft and Michael T. Buckius are co-portfolio managers for all four Funds. During the reporting period, effective February 21, 2013, J. Patrick Rogers no longer serves as a portfolio manager of the Funds. Each Fund’s investment objectives and investment strategies remain unchanged.

Here they discuss general market conditions and trends, their management strategies and the performance of the Funds for the twelve-month reporting period ended December 31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended December 31, 2013?

During the first part of this reporting period, markets staged a strong period of performance following the late December 2012 temporary resolution of the debt ceiling issue. However, widespread uncertainty about the next step for the Federal Reserve’s (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility in the second quarter of 2013. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18th that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014. The outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated.

On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. At the end of the reporting period, Congress passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown. In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 4.1%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.5% year-over-year as of December 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Fed’s target of 6.5%. As of December 2013, the national unemployment rate was 6.7%, down from 7.0% in November 2013. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.7% for the twelve months ended November 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, and the Dow Jones Industrial Average, each hit all-time highs during the reporting period. The S&P 500® Index gained 32.39%, the Dow Jones Industrial Average gained 29.65% and the NASDAQ-100® Index gained 36.92% during the reporting period.

Volatility was low in the equity and equity index options markets. For the year, the S&P 500® Index and the NASDAQ-100® Index showed standard deviations of 11.07% and 12.36%, respectively. Not surprisingly, average S&P 500® Index option volatility in 2013, as measured by the Chicago Board Options Exchange Volatility (CBOE) Index (the “VIX”), was 14.23%, also lower than its annual historical average of 20.20% calculated from its inception in 1990. The CBOE NASDAQ-100 Volatility Index (the “VXN”), which measures the implied volatility for the NASDAQ-100® Index options market, averaged slightly higher at 15.14% for 2013, but still below its historical average of 27.46% since its inception in 2001. The lower volatility for the cash equity market and ample liquidity conspired to dampen the implied volatility measures. Note, however, that the implied volatility expressed in options prices was appreciably higher than the realized volatility in the corresponding equity markets

What key strategies were used to manage the Funds during this twelve-month reporting period ended December 31, 2013?

Each Fund invests in an equity portfolio and writes (sells) index call options against all or a portion of the notional value of its stock portfolio. The premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support each Fund’s distribution policy and to provide the potential for growth in value during rising markets and/or risk mitigation in the event of a market decline. These strategies remained consistent for each Fund throughout the reporting period.

For JPZ and JPG, the equity portfolio seeks to track the price movements of the S&P 500® Index. The JSN equity portfolio is invested to replicate the price performance of a custom index consisting of 75% S&P 500® Index and 25% NASDAQ-100® Index (NDX). JLA seeks to replicate a 50/50 blend of the S&P 500® Index and the NDX. JPZ, JSN and JLA actively write (sell) listed index call options against the entire value of their stock portfolios. JPG differs in that its index option hedging activity is applied to 80% of equity portfolio valuation.

The writing of call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance returns while exposing the Funds to less risk. Those portions of the Funds subject to the overwrite sacrifice some of their upside potential in return for premium received for the written index call options. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the comparative index. In rising markets, the options can hurt the Funds’ total return relative to their comparative index.

6	Nuveen Investments

How did the Funds perform during this twelve-month reporting period ended December 31, 2013?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for the Funds for the one-year, five-year and since inception periods ended December 31, 2013. For the twelve-month period ended December 31, 2013, the Funds’ shares at net asset value (NAV) underperformed their respective comparative unhedged equity indexes. The two referenced indexes, the S&P 500® Index and the NDX, both advanced significantly during the reporting period. Concurrently, implied volatility, which affects option premiums on both indexes, was slightly below historical averages, primarily due to the presence of ample central bank liquidity. Nevertheless, rising equity markets and modest option premiums were sufficient so that the four Funds produced positive returns for the reporting period. Most importantly, all four Funds delivered their returns with less risk than long only equities.

The Funds seek to generate returns by selling at-the-money index call options, which substitute a less variable option premium for market price appreciation. The Funds’ returns were aided by the overall positive trend in the equity market, which permitted the Funds to consistently earn option premium.

Call option premiums were subdued throughout the reporting period, as evidenced by below-normal levels of the VIX and VXN, although market rallies provided an orderly environment to accrue the premium income. Often, as is typical in strongly rising equity markets, premium income was less than the market appreciation in the associated indexes. As a result, the costs of hedging during these periods limited the upside participation in the rally.

Nuveen Investments	7

Share

    Information

DISTRIBUTION INFORMATION

The following information regarding each Fund’s distributions is current as of December 31, 2013. Each Fund’s distribution level may vary over time based on the Fund’s investment activities and portfolio investment value changes.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

—

Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

—

Actual returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

—	Each distribution is expected to be paid from some or all of the following sources:

—	net investment income (regular interest and dividends),

—	realized capital gains, and

—	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

—

A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund’s return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund’s total return exceeds distributions.

—

Because distribution source estimates are updated during the year based on a Fund’s performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

8	Nuveen Investments

The following table provides estimated information regarding each Fund’s distributions and total return performance for the fiscal year ended December 31, 2013. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet each Fund’s distributions.

As of December 31, 2013	JPZ	JSN	JLA	JPG
Inception date	10/26/04	1/26/05	5/25/05	11/22/05
Fiscal year (calendar year) ended December 31, 2013:
Per share distribution:
From net investment income	$0.20	$0.16	$0.13	$0.22
From long-term capital gains	0.00	0.00	0.00	0.00
From short-term capital gains	0.00	0.00	0.00	0.00
Return of capital	0.88	0.96	1.01	0.90
Total per share distribution	$1.08	$1.12	$1.14	$1.12

Distribution rate on NAV	7.82%	8.21%	8.08%	7.14%
Current distribution rate*	8.64%	8.82%	8.99%	7.93%

Average annual total returns:
1-Year on NAV	13.85%	13.74%	14.88%	17.47%
5-Year on NAV	11.13%	11.28%	12.26%	12.07%
Since inception on NAV	5.59%	5.68%	5.93%	5.74%

*    Current distribution rate is based on the Funds’ current annualized quarterly distribution divided by the Funds’ current market price. The Funds’ quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Funds’ cumulative net ordinary income and net realized gains are less than the amount of the Funds’ distributions, a return of capital for tax purposes.

SHARE REPURCHASES

During November 2013, the Nuveen Funds’ Board of Directors/Trustees authorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares. As of December 31, 2013, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired shares as shown in the accompanying table.

	JPZ	JSN	JLA	JPG
Shares Cummulatively Repurchase and Retired	460,238	550,600	462,633	383,763
Shares Authorized for Repurchase	3,845,000	6,650,000	2,570,000	1,615,000

During the current reporting period, the Funds did not repurchase any of their outstanding shares.

OTHER SHARE INFORMATION

As of December 31, 2013, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JPZ	JSN	JLA	JPG
Share NAV	$13.81	$13.65	$14.11	$15.68
Share Price	$12.55	$12.65	$12.64	$14.12
Premium/(Discount) to NAV	(9.12)%	(7.33)%	(10.42)%	(9.95)%
12-Month Average Premium/(Discount) to NAV	(7.76)%	(7.64)%	(9.39)%	(8.61)%

Nuveen Investments	9

Risk

   Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Call Option Risk. The value of call options sold (written) by the Funds will fluctuate. The Funds may not participate in any appreciation of their equity portfolios as fully as they would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of their equity portfolio.

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

10	Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]

JPZ at NAV	13.85%	11.13%	5.59%

JPZ at Share Price	15.53%	13.56%	4.58%

S&P 500® Index	32.39%	17.94%	7.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation[2]		Portfolio Composition[2,3]
(as a % of net assets)		(as a % of total investments)
Common Stocks	101.1%	Oil, Gas & Consumable Fuels	8.0%	Insurance	2.5%

Short-Term Investments	1.9%	Pharmaceuticals	6.1%	Beverages	2.5%

Call Options Written	(3.1)%	Diversified Financial Services	4.7%	Semiconductors & Equipment	2.4%

Other[4]	0.1%	Software	3.9%	Machinery	2.4%

		IT Services	3.7%	Real Estate Investment Trust	2.3%

		Media	3.5%	Biotechnology	2.2%

		Computers & Peripherals	3.5%	Health Care Providers & Services	2.2%

		Aerospace & Defense	3.0%	Capital Markets	2.2%

		Diversified Telecommunication Services	2.8%	Commercial Banks	2.1%

		Internet Software & Services	2.8%	Energy Equipment & Services	2.0%

		Specialty Retail	2.6%	Communications Equipment	2.0%

		Industrial Conglomerates	2.6%	Short-Term Investments	1.9%

		Chemicals	2.5%	Other	23.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Since inception returns are from 10/26/04.
2	Holdings are subject to change.
3	Excluding investments in derivatives.
4	Other assets less liabilities.

Nuveen Investments	11

JSN

Nuveen Equity Premium Opportunity Fund

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]

JSN at NAV	13.74%	11.28%	5.68%

JSN at Share Price	14.50%	14.15%	4.86%

JSN Blended Index (Comparative Index)	33.07%	19.55%	8.21%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation[2]		Portfolio Composition[2,3]
(as a % of net assets)		(as a % of total investments)
Common Stocks	101.2%	Computers & Peripherals	6.5%	Specialty Retail	2.3%

Short-Term Investments	2.0%	Software	6.1%	Health Care Providers & Services	2.1%

Call Options Written	(3.3)%	Internet Software & Services	5.8%	Diversified Telecommunication Services	1.9%

Other[4]	0.1%	Oil, Gas & Consumable Fuels	5.2%	Commercial Banks	1.9%

		Pharmaceuticals	4.9%	Energy Equipment & Services	1.9%

		Diversified Financial Services	4.1%	Machinery	1.8%

		Biotechnology	3.9%	Beverages	1.8%

		IT Services	3.6%	Insurance	1.8%

		Communications Equipment	3.6%	Health Care Equipment & Supplies	1.7%

		Semiconductors & Equipment	3.4%	Electrical Equipment	1.7%

		Internet & Catalog Retail	2.7%	Short-Term Investments	2.0%

		Media	2.6%	Other	24.2%

		Aerospace & Defense	2.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Since inception returns are from 1/26/05.
2	Holdings are subject to change.
3	Excluding investments in derivatives.
4	Other assets less liabilities.

12	Nuveen Investments

JLA

         Nuveen Equity Premium Advantage Fund

            Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual

	1-Year	5-Year	Since Inception[1]

JLA at NAV	14.88%	12.26%	5.93%

JLA at Share Price	16.23%	14.89%	4.75%

JLA Blended Index (Comparative Index)	33.73%	21.15%	9.04%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation[2]		Portfolio Composition[2,3]
(as a % of net assets)		(as a % of total investments)

Common Stocks	101.2%	Internet Software & Services	9.7%	IT Services	3.3%

Short-Term Investments	2.1%	Computers & Peripherals	8.5%	Health Care Providers & Services	2.7%

Call Options Written	(3.5)%	Software	7.8%	Diversified Financial Services	2.6%

Other[4]	0.2%	Biotechnology	5.6%	Electrical Equipment	1.8%

		Semiconductors & Equipment	5.3%	Food & Staples Retailing	1.8%

		Internet & Catalog Retail	4.3%	Specialty Retail	1.7%

		Communications Equipment	4.0%	Hotels, Restaurants & Leisure	1.6%

		Oil, Gas & Consumable Fuels	3.8%	Health Care Equipment & Supplies	1.6%

		Pharmaceuticals	3.7%	Short-Term Investments	2.1%

		Media	3.5%	Other	24.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Since inception returns are from 5/25/05.
2	Holdings are subject to change.
3	Excluding investments in derivatives.
4	Other assets less liabilities.

Nuveen Investments	13

JPG

         Nuveen Equity Premium and Growth Fund

            Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual

	1-Year	5-Year	Since Inception[1]

JPG at NAV	17.47%	12.07%	5.74%

JPG at Share Price	18.32%	15.03%	4.56%

S&P 500® Index	32.39%	17.94%	7.08%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Portfolio Allocation[2]		Portfolio Composition[2,3]
(as a % of net assets)		(as a % of total investments)

Common Stocks	101.1%	Oil, Gas & Consumable Fuels	8.6%	Semiconductors & Equipment	2.4%

Short-Term Investments	1.3%	Pharmaceuticals	6.1%	Diversified Telecommunication Services	2.4%

Call Options Written	(2.5)%	Diversified Financial Services	5.6%	Specialty Retail	2.2%

Other[4]	0.1%	Media	4.0%	Capital Markets	2.2%

		Computers & Peripherals	3.7%	Food & Staples Retailing	2.2%

		IT Services	3.7%	Communications Equipment	2.1%

		Software	3.6%	Household Products	2.1%

		Internet Software & Services	3.1%	Tobacco	2.1%

		Aerospace & Defense	3.0%	Energy Equipment & Services	2.1%

		Chemicals	2.9%	Beverages	2.0%

		Insurance	2.7%	Short-Term Investments	1.2%

		Commercial Banks	2.7%	Other	24.7%

		Machinery	2.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Since inception returns are from 11/22/05.
2	Holdings are subject to change.
3	Excluding investments in derivatives.
4	Other assets less liabilities.

14	Nuveen Investments

Report of

              Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Equity Premium Income Fund

Nuveen Equity Premium Opportunity Fund

Nuveen Equity Premium Advantage Fund

Nuveen Equity Premium and Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Equity Premium Income Fund, Nuveen Equity Premium Opportunity Fund, Nuveen Equity Premium Advantage Fund, and Nuveen Equity Premium and Growth Fund (hereinafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

February 27, 2014

Nuveen Investments	15

JPZ

Nuveen Equity Premium Income Fund

Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.1%

	COMMON STOCKS – 101.1% (5)

	Aerospace & Defense – 3.1%

40,566	Boeing Company	$5,536,853
44,474	Honeywell International Inc.	4,063,589
32,905	Raytheon Company	2,984,484
35,076	United Technologies Corporation	3,991,649

	Total Aerospace & Defense	16,576,575

	Air Freight & Logistics – 0.8%

38,709	United Parcel Service, Inc., Class B	4,067,542

	Airlines – 0.0%

3,957	United Continental Holdings Inc., (2)	149,693

	Auto Components – 0.1%

30,296	Cooper Tire & Rubber	728,316

	Automobiles – 0.8%

185,001	Ford Motor Company	2,854,565
8,800	General Motors Company, (2)	359,656
16,861	Harley-Davidson, Inc.	1,167,456

	Total Automobiles	4,381,677

	Beverages – 2.5%

156,685	Coca-Cola Company	6,472,657
14,723	Monster Beverage Corporation, (2)	997,778
72,442	PepsiCo, Inc.	6,008,339

	Total Beverages	13,478,774

	Biotechnology – 2.3%

40,799	Amgen Inc.	4,657,614
22,699	Celgene Corporation, (2)	3,835,223
47,374	Gilead Sciences, Inc., (2)	3,560,156

	Total Biotechnology	12,052,993

	Building Products – 0.2%

4,369	Allegion PLC, (2)	193,066
42,748	Masco Corporation	973,372

	Total Building Products	1,166,438

	Capital Markets – 2.2%

99,725	Charles Schwab Corporation	2,592,850
20,622	Goldman Sachs Group, Inc.	3,655,456
35,138	Legg Mason, Inc.	1,527,800
49,244	Morgan Stanley	1,544,292
38,635	Waddell & Reed Financial, Inc., Class A	2,515,911

	Total Capital Markets	11,836,309

	Chemicals – 2.6%

48,008	Dow Chemical Company	2,131,555
42,638	E.I. Du Pont de Nemours and Company	2,770,191

16	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

28,457	Eastman Chemical Company	$2,296,480
22,507	Monsanto Company	2,623,191
53,293	Olin Corporation	1,537,503
60,403	RPM International, Inc.	2,507,329

	Total Chemicals	13,866,249

	Commercial Banks – 2.2%

33,724	Comerica Incorporated	1,603,239
16,998	HSBC Holdings PLC, Sponsored ADR	937,100
17,184	PNC Financial Services Group, Inc.	1,333,135
170,506	Wells Fargo & Company	7,740,972

	Total Commercial Banks	11,614,446

	Commercial Services & Supplies – 0.6%

3,549	Deluxe Corporation	185,222
40,642	Pitney Bowes Inc.	946,959
16,031	R.R. Donnelley & Sons Company	325,109
35,497	Waste Management, Inc.	1,592,750

	Total Commercial Services & Supplies	3,050,040

	Communications Equipment – 2.0%

14,156	ADTRAN, Inc.	382,354
3,408	Ciena Corporation, (2)	81,553
222,389	Cisco Systems, Inc.	4,992,633
11,034	JDS Uniphase Corporation, (2)	143,221
21,303	Motorola Solutions Inc.	1,437,953
50,347	QUALCOMM, Inc.	3,738,265

	Total Communications Equipment	10,775,979

	Computers & Peripherals – 3.6%

28,795	Apple, Inc.	16,157,162
108,453	EMC Corporation	2,727,593

	Total Computers & Peripherals	18,884,755

	Consumer Finance – 0.7%

23,246	American Express Company	2,109,110
28,647	Discover Financial Services	1,602,800

	Total Consumer Finance	3,711,910

	Containers & Packaging – 0.5%

3,177	Avery Dennison Corporation	159,454
37,972	Packaging Corp. of America	2,402,868
5,718	Sonoco Products Company	238,555

	Total Containers & Packaging	2,800,877

	Distributors – 0.5%

29,044	Genuine Parts Company	2,416,170

	Diversified Consumer Services – 0.0%

7,623	Apollo Group, Inc., (2)	208,260

	Diversified Financial Services – 4.8%

414,679	Bank of America Corporation	6,456,551
112,577	Citigroup Inc.	5,866,387
33,950	CME Group, Inc.	2,663,717
6,934	IntercontinentalExchange Group Inc.	1,559,595

Nuveen Investments	17

JPZ	Nuveen Equity Premium Income Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	Diversified Financial Services (continued)

133,818	JP Morgan Chase & Co.	$ 7,825,677
39,312	Leucadia National Corporation	1,114,102

	Total Diversified Financial Services	25,486,029

	Diversified Telecommunication Services – 2.9%

211,856	AT&T Inc.	7,448,857
24,804	CenturyLink Inc.	790,007
248,097	Frontier Communications Corporation	1,153,651
118,769	Verizon Communications Inc.	5,836,309
18,198	Windstream Holdings Inc.	145,220

	Total Diversified Telecommunication Services	15,374,044

	Electric Utilities – 1.0%

14,367	Duke Energy Corporation	991,467
27,323	Great Plains Energy Incorporated	662,310
38,092	OGE Energy Corp.	1,291,319
80,800	Pepco Holdings, Inc.	1,545,704
15,004	Southern Company	616,814

	Total Electric Utilities	5,107,614

	Electrical Equipment – 0.7%

28,305	Emerson Electric Company	1,986,445
14,553	Rockwell Automation, Inc.	1,719,582

	Total Electrical Equipment	3,706,027

	Electronic Equipment & Instruments – 0.4%

118,215	Corning Incorporated	2,106,591

	Energy Equipment & Services – 2.1%

4,164	Diamond Offshore Drilling, Inc.	237,015
18,452	Ensco PLC	1,055,085
75,115	Halliburton Company	3,812,086
8,300	Patterson-UTI Energy, Inc.	210,156
52,180	Schlumberger Limited	4,701,940
16,157	Tidewater Inc.	957,625

	Total Energy Equipment & Services	10,973,907

	Food & Staples Retailing – 1.5%

39,079	CVS Caremark Corporation	2,796,884
38,696	SUPERVALU INC., (2)	282,094
59,540	Wal-Mart Stores, Inc.	4,685,203

	Total Food & Staples Retailing	7,764,181

	Food Products – 1.1%

37,375	Kraft Foods Inc.	2,015,260
112,127	Mondelez International Inc.	3,958,083

	Total Food Products	5,973,343

	Gas Utilities – 1.2%

36,031	AGL Resources Inc.	1,701,744
12,516	Atmos Energy Corporation	568,477
22,995	National Fuel Gas Company	1,641,843
38,518	ONEOK, Inc.	2,395,049

	Total Gas Utilities	6,307,113

18	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.6%

72,041	Abbott Laboratories	$2,761,332
4,460	Hologic Inc., (2)	99,681
3,342	Intuitive Surgical, Inc., (2)	1,283,595
78,706	Medtronic, Inc.	4,516,937

	Total Health Care Equipment & Supplies	8,661,545

	Health Care Providers & Services – 2.2%

6,002	Aetna Inc.	411,677
6,901	Brookdale Senior Living Inc., (2)	187,569
33,153	Express Scripts, Holding Company, (2)	2,328,667
13,578	HCA Holdings Inc., (2)	647,806
1,116	Henry Schein Inc., (2)	127,514
39,267	Kindred Healthcare Inc.	775,131
67,899	UnitedHealth Group Incorporated	5,112,794
25,221	Wellpoint Inc.	2,330,168

	Total Health Care Providers & Services	11,921,326

	Health Care Technology – 0.0%

228	Cerner Corporation, (2)	12,709

	Hotels, Restaurants & Leisure – 1.0%

22,200	Carnival Corporation	891,774
42,761	International Game Technology	776,540
2,272	Interval Leisure Group Inc.	70,205
39,308	McDonald’s Corporation	3,814,055

	Total Hotels, Restaurants & Leisure	5,552,574

	Household Durables – 1.0%

2,893	Garmin Limited	133,714
64,653	Newell Rubbermaid Inc.	2,095,404
13,864	Tupperware Corporation	1,310,564
11,356	Whirlpool Corporation	1,781,302

	Total Household Durables	5,320,984

	Household Products – 2.0%

29,756	Colgate-Palmolive Company	1,940,389
11,711	Kimberly-Clark Corporation	1,223,331
90,419	Procter & Gamble Company	7,361,011

	Total Household Products	10,524,731

	Industrial Conglomerates – 2.7%

35,764	3M Co.	5,015,901
323,504	General Electric Company	9,067,816
57	Siemens AG, Sponsored ADR	7,895

	Total Industrial Conglomerates	14,091,612

	Insurance – 2.6%

47,749	Allstate Corporation	2,604,230
8,871	Arthur J. Gallagher & Co.	416,316
24,225	Fidelity National Title Group Inc., Class A	786,101
20,464	Hartford Financial Services Group, Inc.	741,411
13,665	Kemper Corporation	558,625
44,881	Lincoln National Corporation	2,316,757
63,707	Marsh & McLennan Companies, Inc.	3,080,871
35,546	Travelers Companies, Inc.	3,218,335

	Total Insurance	13,722,646

Nuveen Investments	19

JPZ	Nuveen Equity Premium Income Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	Internet & Catalog Retail – 1.8%

14,883	Amazon.com, Inc., (2)	$5,935,192
8,921	FTD Companies Inc., (2)	290,646
3,103	Hosting Site Network, Inc.	193,317
2,786	priceline.com Incorporated, (2)	3,238,446

	Total Internet & Catalog Retail	9,657,601

	Internet Software & Services – 2.9%

10,937	Akamai Technologies, Inc., (2)	516,008
24,425	eBay Inc., (2)	1,340,688
8,710	Google Inc., Class A, (2)	9,761,383
6,372	United Online, Inc.	87,679
5,616	ValueClick, Inc., (2)	131,246
10,002	VeriSign, Inc., (2)	597,920
71,826	Yahoo! Inc., (2)	2,904,643

	Total Internet Software & Services	15,339,567

	IT Services – 3.8%

1,600	Alliance Data Systems Corporation, (2)	420,688
34,359	Automatic Data Processing, Inc.	2,776,551
17,199	Cognizant Technology Solutions Corporation, Class A, (2)	1,736,755
32,696	Fidelity National Information Services	1,755,121
23,813	International Business Machines Corporation (IBM)	4,466,604
3,197	Lender Processing Services Inc., (2)	119,504
5,819	MasterCard, Inc.	4,861,542
42,671	Paychex, Inc.	1,942,811
10,058	Visa Inc.	2,239,715

	Total IT Services	20,319,291

	Leisure Equipment & Products – 0.4%

15,522	Polaris Industries Inc.	2,260,624

	Machinery – 2.5%

15,616	Caterpillar Inc.	1,418,089
15,272	Cummins Inc.	2,152,894
20,884	Deere & Company	1,907,336
13,600	Graco Inc.	1,062,432
13,107	Ingersoll Rand Company Limited, Class A	807,391
16,893	Parker Hannifin Corporation	2,173,116
11,767	Snap-on Incorporated	1,288,722
5,979	SPX Corporation	595,568
12,948	Stanley Black & Decker Inc.	1,044,774
12,000	Timken Company	660,840

	Total Machinery	13,111,162

	Media – 3.6%

41,236	CBS Corporation, Class B	2,628,383
86,888	Comcast Corporation, Class A	4,515,135
6,400	DISH Network Corporation – Class A, (2)	370,688
39,613	New York Times, Class A	628,658
2,025	News Corporation Class B Shares, (2)	36,106
35,396	Omnicom Group, Inc.	2,632,401
113,479	Regal Entertainment Group, Class A	2,207,167
8,100	Twenty First Century Fox Inc., Class Bq Shares	280,260
73,604	Walt Disney Company	5,623,345

	Total Media	18,922,143

	Metals & Mining – 0.7%

88,284	Alcoa Inc.	938,459
8,274	Freeport-McMoRan Copper & Gold, Inc.	312,261

20	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining (continued)

6,726	Newmont Mining Corporation	$154,900
24,595	Nucor Corporation	1,312,881
32,749	Southern Copper Corporation	940,224

	Total Metals & Mining	3,658,725

	Multiline Retail – 1.1%

4,000	Family Dollar Stores, Inc.	259,880
36,680	Macy’s, Inc.	1,958,712
25,718	Nordstrom, Inc.	1,589,372
8,076	Sears Holding Corporation, (2)	396,047
26,723	Target Corporation	1,690,764

	Total Multiline Retail	5,894,775

	Multi-Utilities – 1.3%

40,212	Ameren Corporation	1,454,066
22,660	Consolidated Edison, Inc.	1,252,645
30,824	Integrys Energy Group, Inc.	1,677,134
15,734	Northwestern Corporation	681,597
60,347	Public Service Enterprise Group Incorporated	1,933,518

	Total Multi-Utilities	6,998,960

	Oil, Gas & Consumable Fuels – 8.2%

9,051	Cenovus Energy Inc.	259,311
65,327	Chevron Corporation	8,159,996
59,011	ConocoPhillips	4,169,127
39,168	CONSOL Energy Inc.	1,489,951
22,581	Continental Resources Inc., (2)	2,540,814
16,151	EnCana Corporation	291,526
20,469	EOG Resources, Inc.	3,435,517
152,804	Exxon Mobil Corporation	15,463,764
36,332	Occidental Petroleum Corporation	3,455,173
38,405	Phillips 66	2,962,178
4,626	Total SA, Sponsored ADR	283,435
22,108	Valero Energy Corporation	1,114,243

	Total Oil, Gas & Consumable Fuels	43,625,035

	Pharmaceuticals – 6.3%

72,041	AbbVie Inc.	3,804,485
68,565	Bristol-Myers Squibb Company	3,644,230
41,183	Eli Lilly and Company	2,100,333
98,400	Johnson & Johnson	9,012,456
132,433	Merck & Company Inc.	6,628,272
270,678	Pfizer Inc.	8,290,867

	Total Pharmaceuticals	33,480,643

	Professional Services – 0.1%

3,665	Manpower Inc.	314,677
6,949	Resources Connection, Inc.	99,579

	Total Professional Services	414,256

	Real Estate Investment Trust – 2.4%

96,573	Annaly Capital Management Inc.	962,833
39,521	Brandywine Realty Trust	556,851
25,456	CommonWealth REIT	593,379
55,131	CubeSmart	878,788
15,432	Health Care REIT, Inc.	826,692
47,225	Healthcare Realty Trust, Inc.	1,006,365
45,684	Hospitality Properties Trust	1,234,839

Nuveen Investments	21

JPZ	Nuveen Equity Premium Income Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

88,469	Lexington Corporate Properties Trust	$903,268
27,077	Liberty Property Trust	917,098
17,263	Medical Properties Trust Inc.	210,954
28,311	MFA Mortgage Investments, Inc.	199,876
26,716	Senior Housing Properties Trust	593,897
11,215	Sun Communities Inc.	478,208
25,238	Ventas Inc.	1,445,633
54,475	Weyerhaeuser Company	1,719,776

	Total Real Estate Investment Trust	12,528,457

	Road & Rail – 1.1%

17,765	Norfolk Southern Corporation	1,649,125
24,329	Union Pacific Corporation	4,087,272

	Total Road & Rail	5,736,397

	Semiconductors & Equipment – 2.5%

25,275	Analog Devices, Inc.	1,287,256
96,369	Applied Materials, Inc.	1,704,768
21,444	Broadcom Corporation, Class A	635,815
213,873	Intel Corporation	5,552,142
12,846	Intersil Holding Corporation, Class A	147,344
3,087	Lam Research Corporation, (2)	168,087
24,776	Microchip Technology Incorporated	1,108,726
27,856	NVIDIA Corporation	446,253
51,579	Texas Instruments Incorporated	2,264,834

	Total Semiconductors & Equipment	13,315,225

	Software – 4.0%

23,572	Adobe Systems Incorporated, (2)	1,411,491
18,599	Autodesk, Inc., (2)	936,088
304,276	Microsoft Corporation	11,389,051
146,688	Oracle Corporation	5,612,283
37,900	Salesforce.com, Inc., (2)	2,091,701

	Total Software	21,440,614

	Specialty Retail – 2.7%

18,330	Abercrombie & Fitch Co., Class A	603,240
41,497	American Eagle Outfitters, Inc.	597,557
21,475	Best Buy Co., Inc.	856,423
7,749	CST Brands Inc.	284,543
50,218	Home Depot, Inc.	4,134,949
36,675	L Brands Inc.	2,268,349
53,033	Lowe’s Companies, Inc.	2,627,785
472	Ross Stores, Inc.	35,367
13,465	Tiffany & Co.	1,249,283
28,637	TJX Companies, Inc.	1,825,036

	Total Specialty Retail	14,482,532

	Textiles, Apparel & Luxury Goods – 0.2%

15,064	VF Corporation	939,090

	Thrifts & Mortgage Finance – 0.3%

36,703	Hudson City Bancorp, Inc.	346,109
60,610	New York Community Bancorp Inc.	1,021,279

	Total Thrifts & Mortgage Finance	1,367,388

22	Nuveen Investments

Shares	Description (1)				Value

	Tobacco – 1.7%

97,022	Altria Group, Inc.				$3,724,675
45,868	Philip Morris International				3,996,479
20,787	Reynolds American Inc.				1,039,142
5,364	Vector Group Ltd.				87,809

	Total Tobacco				8,848,105

	Wireless Telecommunication Services – 0.0%

5,500	USA Mobility Inc.				78,540

	Total Long-Term Investments (cost $323,246,746)				536,793,109

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.9%

$10,246	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $10,245,579, collateralized by $10,705,000 U.S. Treasury Notes, 2.000%, due 11/30/20, value $10,450,756	0.000%	1/02/14		$10,245,579

	Total Short-Term Investments (cost $10,245,579)				10,245,579

	Total Investments (cost $333,492,325) – 103.0%				547,038,688

	Other Assets Less Liabilities – (3.0)% (3)				(15,926,194)

	Net Assets – 100%				$531,112,494

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)

(310)	S&P 500® Index	$ (55,180,000)	1/03/14	$1,780	$ (2,165,350)
(322)	S&P 500® Index	(58,282,000)	1/10/14	1,810	(1,384,600)
(321)	S&P 500® Index	(56,977,500)	1/18/14	1,775	(2,523,060)
(265)	S&P 500® Index	(47,435,000)	1/18/14	1,790	(1,706,600)
(343)	S&P 500® Index	(61,740,000)	1/18/14	1,800	(1,913,940)
(343)	S&P 500® Index	(62,083,000)	1/18/14	1,810	(1,608,670)
(341)	S&P 500® Index	(61,380,000)	2/22/14	1,800	(2,177,285)
(284)	S&P 500® Index	(51,404,000)	2/22/14	1,810	(1,598,920)
(345)	S&P 500® Index	(63,480,000)	2/22/14	1,840	(1,238,550)

(2,874)	Total Options Written (premiums received $7,923,665)	$(517,961,500)			$(16,316,975)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(4)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(5)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	23

JSN

           Nuveen Equity Premium Opportunity Fund

        Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.2%

	COMMON STOCKS – 101.2% (5)

	Aerospace & Defense – 2.5%

37,352	Boeing Company	$5,098,174
48,538	Honeywell International Inc.	4,434,917
8,874	Huntington Ingalls Industries Inc.	798,749
17,575	Lockheed Martin Corporation	2,612,700
31,240	Northrop Grumman Corporation	3,580,416
32,796	Raytheon Company	2,974,597
31,622	United Technologies Corporation	3,598,584

	Total Aerospace & Defense	23,098,137

	Air Freight & Logistics – 0.8%

66,243	United Parcel Service, Inc., Class B	6,960,814

	Auto Components – 0.2%

60,739	Gentex Corporation	2,003,780

	Automobiles – 0.6%

213,263	Ford Motor Company	3,290,648
33,442	Harley-Davidson, Inc.	2,315,524

	Total Automobiles	5,606,172

	Beverages – 1.8%

235,730	Coca-Cola Company	9,738,006
28,504	Monster Beverage Corporation, (2)	1,931,716
61,746	PepsiCo, Inc.	5,121,213

	Total Beverages	16,790,935

	Biotechnology – 4.1%

48,142	Amgen Inc.	5,495,891
81,056	Celgene Corporation, (2)	13,695,222
236,655	Gilead Sciences, Inc., (2)	17,784,623

	Total Biotechnology	36,975,736

	Capital Markets – 1.5%

129,710	Charles Schwab Corporation	3,372,460
48,725	Eaton Vance Corporation	2,084,943
5,564	Goldman Sachs Group, Inc.	986,275
43,099	Legg Mason, Inc.	1,873,945
101,241	Morgan Stanley	3,174,918
31,993	Waddell & Reed Financial, Inc., Class A	2,083,384

	Total Capital Markets	13,575,925

	Chemicals – 1.6%

35,894	Dow Chemical Company	1,593,694
26,873	E.I. Du Pont de Nemours and Company	1,745,939
61,739	Eastman Chemical Company	4,982,337
37,024	Monsanto Company	4,315,147
10,878	Potash Corporation of Saskatchewan	358,539
33,218	RPM International, Inc.	1,378,879

	Total Chemicals	14,374,535

24	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks – 2.0%

71,851	Fifth Third Bancorp.	$1,511,027
86,613	First Horizon National Corporation	1,009,041
143	HSBC Holdings PLC, Sponsored ADR	7,884
6	Lloyds TSB Group PLC, Sponsored ADR, (2)	32
111,373	U.S. Bancorp	4,499,469
241,110	Wells Fargo & Company	10,946,394

	Total Commercial Banks	17,973,847

	Commercial Services & Supplies – 0.5%

23,371	Deluxe Corporation	1,219,732
49,936	R.R. Donnelley & Sons Company	1,012,702
53,708	Waste Management, Inc.	2,409,878

	Total Commercial Services & Supplies	4,642,312

	Communications Equipment – 3.7%

45,063	ADTRAN, Inc.	1,217,152
630,518	Cisco Systems, Inc.	14,155,129
19,247	Harris Corporation	1,343,633
14,940	Motorola Solutions Inc.	1,008,450
213,763	QUALCOMM, Inc.	15,871,903

	Total Communications Equipment	33,596,267

	Computers & Peripherals – 6.7%

91,568	Apple, Inc.	51,379,720
157,114	EMC Corporation	3,951,417
114,325	Hewlett-Packard Company	3,198,814
65,269	NetApp, Inc.	2,685,167

	Total Computers & Peripherals	61,215,118

	Consumer Finance – 1.1%

51,885	American Express Company	4,707,526
55,844	Discover Financial Services	3,124,472
77,393	SLM Corporation	2,033,888

	Total Consumer Finance	9,865,886

	Containers & Packaging – 0.6%

59,259	Packaging Corp. of America	3,749,910
50,628	Sonoco Products Company	2,112,200

	Total Containers & Packaging	5,862,110

	Distributors – 0.3%

31,204	Genuine Parts Company	2,595,861

	Diversified Consumer Services – 0.1%

35,953	Hillenbrand Inc.	1,057,737

	Diversified Financial Services – 4.2%

529,867	Bank of America Corporation	8,250,029
82,207	Berkshire Hathaway Inc., Class B, (2)	9,746,462
97,595	Citigroup Inc.	5,085,675
41,458	CME Group, Inc.	3,252,795
3,691	ING Groep N.V, Sponsored ADR, (2)	51,711
201,985	JP Morgan Chase & Co.	11,812,083

	Total Diversified Financial Services	38,198,755

Nuveen Investments	25

JSN	Nuveen Equity Premium Opportunity Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	Diversified Telecommunication Services – 2.0%

263,253	AT&T Inc.	$9,255,975
93,521	Frontier Communications Corporation	434,873
174,210	Verizon Communications Inc.	8,560,679

	Total Diversified Telecommunication Services	18,251,527

	Electric Utilities – 1.4%

43,811	Companhia Energetica de Minas Gerais, Sponsored ADR	341,288
44,184	Duke Energy Corporation	3,049,138
71,296	Great Plains Energy Incorporated	1,728,215
100,736	OGE Energy Corp.	3,414,950
129,707	Pepco Holdings, Inc.	2,481,295
25,438	Pinnacle West Capital Corporation	1,346,179

	Total Electric Utilities	12,361,065

	Electrical Equipment – 1.7%

14,520	Eaton PLC	1,105,262
51,549	Emerson Electric Company	3,617,709
11,240	Hubbell Incorporated, Class B	1,224,036
31,575	Rockwell Automation, Inc.	3,730,902
42,974	Roper Industries Inc.	5,959,634

	Total Electrical Equipment	15,637,543

	Electronic Equipment & Instruments – 0.2%

88,036	Corning Incorporated	1,568,802

	Energy Equipment & Services – 1.9%

25,308	Diamond Offshore Drilling, Inc.	1,440,531
36,079	Ensco PLC, Sponsored ADR	2,062,997
90,607	Halliburton Company	4,598,305
54,107	Patterson-UTI Energy, Inc.	1,369,989
75,828	Schlumberger Limited	6,832,861
17,510	Tidewater Inc.	1,037,818

	Total Energy Equipment & Services	17,342,501

	Food & Staples Retailing – 1.1%

40,610	CVS Caremark Corporation	2,906,458
82,219	Kroger Co.	3,250,117
38,974	SUPERVALU INC., (2)	284,120
62,176	Walgreen Co.	3,571,389
3,390	Wal-Mart Stores, Inc.	266,759

	Total Food & Staples Retailing	10,278,843

	Food Products – 0.9%

49,868	Kraft Foods Inc.	2,688,883
149,606	Mondelez International Inc.	5,281,092

	Total Food Products	7,969,975

	Gas Utilities – 1.2%

34,085	Atmos Energy Corporation	1,548,141
41,373	National Fuel Gas Company	2,954,032
99,610	ONEOK, Inc.	6,193,750

	Total Gas Utilities	10,695,923

	Health Care Equipment & Supplies – 1.8%

91,444	Abbott Laboratories	3,505,049
68,517	Baxter International, Inc.	4,765,357
36,821	Hill Rom Holdings Inc.	1,522,180

26	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

97,109	Hologic Inc., (2)	$2,170,386
69,279	Medtronic, Inc.	3,975,922

	Total Health Care Equipment & Supplies	15,938,894

	Health Care Providers & Services – 2.2%

52,702	Aetna Inc.	3,614,830
62,293	Brookdale Senior Living Inc., (2)	1,693,124
106,974	Express Scripts, Holding Company, (2)	7,513,854
54,234	UnitedHealth Group Incorporated	4,083,820
28,746	Wellpoint Inc.	2,655,843

	Total Health Care Providers & Services	19,561,471

	Hotels, Restaurants & Leisure – 1.7%

51,390	International Game Technology	933,242
8,487	Las Vegas Sands	669,370
38,552	McDonald’s Corporation	3,740,701
49,918	Starbucks Corporation	3,913,072
21,179	Starwood Hotels & Resorts Worldwide, Inc.	1,682,672
23,029	Wynn Resorts Ltd	4,472,462

	Total Hotels, Restaurants & Leisure	15,411,519

	Household Durables – 0.6%

38,947	KB Home	711,951
54,753	Newell Rubbermaid Inc.	1,774,545
19,851	Whirlpool Corporation	3,113,828

	Total Household Durables	5,600,324

	Household Products – 1.7%

83,232	Colgate-Palmolive Company	5,427,559
122,264	Procter & Gamble Company	9,953,512

	Total Household Products	15,381,071

	Industrial Conglomerates – 1.7%

17,826	3M Co.	2,500,097
466,839	General Electric Company	13,085,497

	Total Industrial Conglomerates	15,585,594

	Insurance – 1.8%

59,372	Allstate Corporation	3,238,149
23,207	American International Group	1,184,717
26,066	Arthur J. Gallagher & Co.	1,223,277
92,800	CNO Financial Group Inc.	1,641,632
65,958	Genworth Financial Inc., Class A, (2)	1,024,328
23,657	Hartford Financial Services Group, Inc.	857,093
13,952	Kemper Corporation	570,358
35,717	Lincoln National Corporation	1,843,712
103,489	Marsh & McLennan Companies, Inc.	5,004,728

	Total Insurance	16,587,994

	Internet & Catalog Retail – 2.8%

51,843	Amazon.com, Inc., (2)	20,674,470
27,170	Hosting Site Network, Inc.	1,692,691
2,747	priceline.com Incorporated, (2)	3,193,113

	Total Internet & Catalog Retail	25,560,274

Nuveen Investments	27

JSN	Nuveen Equity Premium Opportunity Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	Internet Software & Services – 6.0%

39,603	Akamai Technologies, Inc., (2)	$1,868,470
58,343	Earthlink, Inc.	295,799
194,369	eBay Inc., (2)	10,668,914
107,717	Facebook Inc., Class A Shares, (2)	5,887,811
28,344	Google Inc., Class A, (2)	31,765,403
22,576	IAC/InterActiveCorp.	1,550,745
45,334	VeriSign, Inc., (2)	2,710,067

	Total Internet Software & Services	54,747,209

	IT Services – 3.8%

105,019	Automatic Data Processing, Inc.	8,486,585
61,069	Fidelity National Information Services	3,278,184
51,410	International Business Machines Corporation (IBM)	9,642,974
14,762	Lender Processing Services Inc., (2)	551,804
108,876	Paychex, Inc.	4,957,124
32,522	Visa Inc.	7,241,999

	Total IT Services	34,158,670

	Leisure Equipment & Products – 0.8%

70,638	Mattel, Inc.	3,360,956
29,666	Polaris Industries Inc.	4,320,556

	Total Leisure Equipment & Products	7,681,512

	Machinery – 1.9%

16,432	Caterpillar Inc.	1,492,190
18,970	Deere & Company	1,732,530
43,913	Graco Inc.	3,430,484
23,133	Joy Global Inc.	1,353,049
27,707	SPX Corporation	2,759,894
40,513	Stanley Black & Decker Inc.	3,268,994
50,568	Timken Company	2,784,780

	Total Machinery	16,821,921

	Media – 2.7%

97,817	New York Times, Class A	1,552,356
75,168	News Corporation, Class A Shares, (2)	1,354,527
58,689	Omnicom Group, Inc.	4,364,701
82,498	Regal Entertainment Group, Class A	1,604,586
300,675	Twenty First Century Fox Inc., Class A Shares	10,577,746
60,260	Walt Disney Company	4,603,864

	Total Media	24,057,780

	Metals & Mining – 0.7%

268,308	Alcoa Inc.	2,852,114
20,083	Barrick Gold Corporation	354,063
53,761	Freeport-McMoRan Copper & Gold, Inc.	2,028,940
148,596	Hecla Mining Company	457,676
16,325	Southern Copper Corporation	468,691

	Total Metals & Mining	6,161,484

	Multiline Retail – 1.0%

52,643	Macy’s, Inc.	2,811,136
44,360	Nordstrom, Inc.	2,741,448
21,415	Sears Holding Corporation, (2)	1,050,192
37,279	Target Corporation	2,358,642

	Total Multiline Retail	8,961,418

28	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities – 0.6%

62,041	Ameren Corporation	$2,243,403
97,043	Public Service Enterprise Group Incorporated	3,109,258

	Total Multi-Utilities	5,352,661

	Oil, Gas & Consumable Fuels – 5.4%

97,595	Chevron Corporation	12,190,591
2,747	CNOOC Limited, Sponsored ADR	515,502
81,203	ConocoPhillips	5,736,992
160,904	Exxon Mobil Corporation	16,283,484
27,119	Hess Corporation	2,250,877
51,327	Occidental Petroleum Corporation	4,881,198
3,274	PetroChina Company Limited, Sponsored ADR	359,289
54,850	Phillips 66	4,230,581
122,639	SandRidge Energy Inc., (2)	744,419
39,133	StatoilHydro ASA, Sponsored ADR	944,279
23,753	Suncor Energy, Inc.	832,543

	Total Oil, Gas & Consumable Fuels	48,969,755

	Pharmaceuticals – 5.1%

83,632	AbbVie Inc.	4,416,606
151,837	Bristol-Myers Squibb Company	8,070,137
84,570	Eli Lilly and Company	4,313,070
1,112	GlaxoSmithKline PLC, Sponsored ADR	59,370
118,167	Johnson & Johnson	10,822,915
174,141	Merck & Company Inc.	8,715,757
308,024	Pfizer Inc.	9,434,775

	Total Pharmaceuticals	45,832,630

	Professional Services – 0.3%

29,079	Manpower Inc.	2,496,723
18,692	Resources Connection, Inc.	267,856

	Total Professional Services	2,764,579

	Real Estate Investment Trust – 1.2%

60,679	Apartment Investment & Management Company, Class A	1,572,193
69,975	Brandywine Realty Trust	985,948
34,687	CBL & Associates Properties Inc.	622,979
129,993	CubeSmart	2,072,088
114,294	DCT Industrial Trust Inc.	814,916
43,378	Health Care REIT, Inc.	2,323,759
79,809	Lexington Corporate Properties Trust	814,850
46,608	Liberty Property Trust	1,578,613
8,511	Ventas Inc.	487,510

	Total Real Estate Investment Trust	11,272,856

	Road & Rail – 0.8%

41,968	Union Pacific Corporation	7,050,624

	Semiconductors & Equipment – 3.5%

98,918	Altera Corporation	3,217,803
64,144	Analog Devices, Inc.	3,266,854
107,440	Broadcom Corporation, Class A	3,185,596
699,018	Intel Corporation	18,146,506
26,060	Intersil Holding Corporation, Class A	298,908
81,111	Linear Technology Corporation	3,694,606

	Total Semiconductors & Equipment	31,810,273

Nuveen Investments	29

JSN	Nuveen Equity Premium Opportunity Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)			Value

	Software – 6.3%

154,461	Activision Blizzard Inc.			$2,754,040
134,980	Adobe Systems Incorporated, (2)			8,082,602
79,219	Autodesk, Inc., (2)			3,987,092
920,600	Microsoft Corporation			34,458,057
200,553	Oracle Corporation			7,673,158

	Total Software			56,954,949

	Specialty Retail – 2.4%

20,823	Abercrombie & Fitch Co., Class A			685,285
59,432	American Eagle Outfitters, Inc.			855,821
51,495	Best Buy Co., Inc.			2,053,621
58,779	CarMax, Inc., (2)			2,763,789
73,397	Gap, Inc.			2,868,355
38,435	Home Depot, Inc.			3,164,738
58,013	L Brands Inc.			3,588,104
111,815	Lowe’s Companies, Inc.			5,540,433

	Total Specialty Retail			21,520,146

	Thrifts & Mortgage Finance – 0.1%

40,800	MGIC Investment Corporation, (2)			344,352
56,714	New York Community Bancorp Inc.			955,631

	Total Thrifts & Mortgage Finance			1,299,983

	Tobacco – 1.4%

72,934	Altria Group, Inc.			2,799,936
95,982	Philip Morris International			8,362,912
36,132	Reynolds American Inc.			1,806,239

	Total Tobacco			12,969,087

	Wireless Telecommunication Services – 0.2%

4,018	China Mobile Limited, Sponsored ADR			210,101
116,407	Sprint Corporation, (2)			1,251,375

	Total Wireless Telecommunication Services			1,461,476

	Total Long-Term Investments (cost $519,370,589)			917,976,260

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.0%

$18,587	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $18,587,179, collateralized by $19,550,000 U.S. Treasury Notes, 2.500%, due 8/15/23, value $18,963,500	0.000%	1/02/14	$18,587,179

	Total Short-Term Investments (cost $18,587,179)			18,587,179

	Total Investments (cost $537,957,768) – 103.2%			936,563,439

	Other Assets Less Liabilities – (3.2)% (3)			(29,057,343)

	Net Assets – 100%			$907,506,096

30	Nuveen Investments

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)

(80)	MINI-NASDAQ-100 Index	$(27,200,000)	1/18/14	$3,400	$ (1,606,400)
(77)	MINI-NASDAQ-100 Index	(26,565,000)	1/18/14	3,450	(1,177,330)
(80)	MINI-NASDAQ-100 Index	(27,800,000)	1/18/14	3,475	(1,038,000)
(80)	MINI-NASDAQ-100 Index	(28,400,000)	1/18/14	3,550	(546,400)
(83)	MINI-NASDAQ-100 Index	(28,220,000)	2/22/14	3,400	(1,762,505)
(73)	MINI-NASDAQ-100 Index	(25,367,500)	2/22/14	3,475	(1,099,745)
(83)	MINI-NASDAQ-100 Index	(29,050,000)	2/22/14	3,500	(1,088,130)
(76)	MINI-NASDAQ-100 Index	(26,980,000)	2/22/14	3,550	(729,220)
(389)	S&P 500® Index	(69,242,000)	1/03/14	1,780	(2,717,165)
(429)	S&P 500® Index	(77,649,000)	1/10/14	1,810	(1,844,700)
(426)	S&P 500® Index	(75,615,000)	1/18/14	1,775	(3,348,360)
(348)	S&P 500® Index	(62,292,000)	1/18/14	1,790	(2,241,120)
(409)	S&P 500® Index	(73,620,000)	1/18/14	1,800	(2,282,220)
(420)	S&P 500® Index	(76,020,000)	1/18/14	1,810	(1,969,800)
(456)	S&P 500® Index	(82,080,000)	2/22/14	1,800	(2,911,560)
(358)	S&P 500® Index	(64,798,000)	2/22/14	1,810	(2,015,540)
(448)	S&P 500® Index	(82,432,000)	2/22/14	1,840	(1,608,320)

(4,315)	Total Options Written (premiums received $15,265,138)	$(883,330,500)			$(29,986,515)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(4)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(5)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	31

JLA

           Nuveen Equity Premium Advantage Fund

        Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.2%

	COMMON STOCKS – 101.2% (5)

	Aerospace & Defense – 1.5%

15,279	Boeing Company	$2,085,431
16,032	Honeywell International Inc.	1,464,844
15,314	United Technologies Corporation	1,742,733

	Total Aerospace & Defense	5,293,008

	Air Freight & Logistics – 0.7%

22,785	United Parcel Service, Inc., Class B	2,394,248

	Airlines – 0.2%

12,008	Delta Air Lines, Inc.	329,860
26,363	Southwest Airlines Co.	496,679

	Total Airlines	826,539

	Auto Components – 0.1%

10,102	American Axle and Manufacturing Holdings Inc., (2)	206,586

	Automobiles – 0.5%

49,165	Ford Motor Company	758,616
14,597	Harley-Davidson, Inc.	1,010,696

	Total Automobiles	1,769,312

	Beverages – 1.3%

36,625	Coca-Cola Company	1,512,979
15,729	Monster Beverage Corporation, (2)	1,065,954
24,602	PepsiCo, Inc.	2,040,490

	Total Beverages	4,619,423

	Biotechnology – 5.8%

55,224	Amgen Inc.	6,304,372
36,471	Celgene Corporation, (2)	6,162,140
113,472	Gilead Sciences, Inc., (2)	8,527,421

	Total Biotechnology	20,993,933

	Capital Markets – 1.3%

28,551	Bank of New York Company, Inc.	997,572
62,652	Charles Schwab Corporation	1,628,952
1,581	Goldman Sachs Group, Inc.	280,248
24,475	Morgan Stanley	767,536
17,346	Waddell & Reed Financial, Inc., Class A	1,129,572

	Total Capital Markets	4,803,880

	Chemicals – 1.1%

973	CF Industries Holdings, Inc.	226,748
18,504	Dow Chemical Company	821,578
22,041	E.I. Du Pont de Nemours and Company	1,432,004
10,514	Monsanto Company	1,225,407
4,219	Mosaic Company	199,432

	Total Chemicals	3,905,169

32	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks – 1.4%

47,336	U.S. Bancorp	$1,912,374
66,560	Wells Fargo & Company	3,021,824

	Total Commercial Banks	4,934,198

	Commercial Services & Supplies – 0.1%

10,378	R.R. Donnelley & Sons Company	210,466

	Communications Equipment – 4.2%

348,053	Cisco Systems, Inc.	7,813,790
98,669	QUALCOMM, Inc.	7,326,173

	Total Communications Equipment	15,139,963

	Computers & Peripherals – 8.8%

51,048	Apple, Inc.	28,643,543
28,119	EMC Corporation	707,193
19,045	Hewlett-Packard Company	532,879
24,916	Western Digital Corporation	2,090,452

	Total Computers & Peripherals	31,974,067

	Consumer Finance – 0.5%

8,310	American Express Company	753,966
6,671	Capital One Financial Corporation	511,065
27,215	SLM Corporation	715,210

	Total Consumer Finance	1,980,241

	Containers & Packaging – 0.4%

19,780	Packaging Corp. of America	1,251,678
4,824	Sonoco Products Company	201,257

	Total Containers & Packaging	1,452,935

	Distributors – 0.1%

3,449	Genuine Parts Company	286,922

	Diversified Consumer Services – 0.1%

4,119	ITT Educational Services, Inc., (2)	138,316
21,475	Service Corporation International	389,342

	Total Diversified Consumer Services	527,658

	Diversified Financial Services – 2.7%

149,582	Bank of America Corporation	2,328,992
3,641	Berkshire Hathaway Inc., Class B, (2)	431,677
39,530	Citigroup Inc.	2,059,908
19,235	CME Group, Inc.	1,509,178
39,922	JP Morgan Chase & Co.	2,334,639
13,902	Moody’s Corporation	1,090,890

	Total Diversified Financial Services	9,755,284

	Diversified Telecommunication Services – 1.3%

56,804	AT&T Inc.	1,997,229
1	Frontier Communications Corporation	5
58,014	Verizon Communications Inc.	2,850,808

	Total Diversified Telecommunication Services	4,848,042

	Electric Utilities – 1.4%

26,993	Duke Energy Corporation	1,862,787
48,358	Great Plains Energy Incorporated	1,172,198

Nuveen Investments	33

JLA	Nuveen Equity Premium Advantage Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	Electric Utilities (continued)

13,768	OGE Energy Corp.	$466,735
28,722	Pinnacle West Capital Corporation	1,519,968

	Total Electric Utilities	5,021,688

	Electrical Equipment – 1.9%

29,489	Eaton PLC	2,244,703
23,896	Emerson Electric Company	1,677,021
11,238	Hubbell Incorporated, Class B	1,223,818
13,491	Rockwell Automation, Inc.	1,594,097

	Total Electrical Equipment	6,739,639

	Electronic Equipment & Instruments – 0.6%

17,200	Amphenol Corporation, Class A	1,533,896
30,310	Corning Incorporated	540,124

	Total Electronic Equipment & Instruments	2,074,020

	Energy Equipment & Services – 1.3%

23,374	Cameron International Corporation, (2)	1,391,454
9,396	Diamond Offshore Drilling, Inc.	534,820
25,616	Halliburton Company	1,300,012
15,853	Schlumberger Limited	1,428,514

	Total Energy Equipment & Services	4,654,800

	Food & Staples Retailing – 1.8%

28,444	CVS Caremark Corporation	2,035,737
27,808	Kroger Co.	1,099,250
23,214	Walgreen Co.	1,333,412
28,013	Wal-Mart Stores, Inc.	2,204,343

	Total Food & Staples Retailing	6,672,742

	Food Products – 1.1%

10,080	Archer-Daniels-Midland Company	437,472
15,863	Kraft Foods Inc.	855,333
72,807	Mondelez International Inc.	2,570,087

	Total Food Products	3,862,892

	Gas Utilities – 0.4%

21,576	AGL Resources Inc.	1,019,034
15,026	Piedmont Natural Gas Company	498,262

	Total Gas Utilities	1,517,296

	Health Care Equipment & Supplies – 1.7%

41,688	Abbott Laboratories	1,597,901
15,735	Baxter International, Inc.	1,094,369
9,327	CareFusion Corporation, (2)	371,401
5,822	Covidien PLC	396,478
12,334	Hill Rom Holdings Inc.	509,888
10,331	Medtronic, Inc.	592,896
10,240	Saint Jude Medical Inc.	634,368
8,617	Zimmer Holdings, Inc.	803,018

	Total Health Care Equipment & Supplies	6,000,319

	Health Care Providers & Services – 2.8%

13,759	Brookdale Senior Living Inc., (2)	373,970
22,180	Cardinal Health, Inc.	1,481,846
47,084	Express Scripts, Holding Company, (2)	3,307,180
1,520	McKesson HBOC Inc.	245,328

34	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

11,450	Omnicare, Inc.	$691,122
12,175	Tenet Healthcare Corporation, (2)	512,811
15,630	UnitedHealth Group Incorporated	1,176,939
19,206	Universal Health Services, Inc., Class B	1,560,680
8,528	Wellpoint Inc.	787,902

	Total Health Care Providers & Services	10,137,778

	Hotels, Restaurants & Leisure – 1.7%

20,714	Carnival Corporation	832,081
17,543	International Game Technology	318,581
22,319	McDonald’s Corporation	2,165,613
12,224	Starwood Hotels & Resorts Worldwide, Inc.	971,197
84,855	The Wendy’s Company	739,936
17,576	Tim Hortons Inc.	1,026,087

	Total Hotels, Restaurants & Leisure	6,053,495

	Household Durables – 0.9%

41,536	KB Home	759,278
36,936	Newell Rubbermaid Inc.	1,197,096
7,376	Whirlpool Corporation	1,156,999

	Total Household Durables	3,113,373

	Household Products – 0.7%

32,355	Procter & Gamble Company	2,634,021

	Industrial Conglomerates – 1.3%

8,803	3M Co.	1,234,621
13,006	Danaher Corporation	1,004,063
82,528	General Electric Company	2,313,260

	Total Industrial Conglomerates	4,551,944

	Insurance – 1.4%

12,439	American International Group	635,011
824	Arch Capital Group Limited, (2)	49,185
26,516	Fidelity National Title Group Inc., Class A	860,444
24,192	Marsh & McLennan Companies, Inc.	1,169,925
13,163	Prudential Financial, Inc.	1,213,892
14,688	Travelers Companies, Inc.	1,329,852

	Total Insurance	5,258,309

	Internet & Catalog Retail – 4.5%

27,694	Amazon.com, Inc., (2)	11,044,090
10,391	Hosting Site Network, Inc.	647,359
3,853	priceline.com Incorporated, (2)	4,478,727

	Total Internet & Catalog Retail	16,170,176

	Internet Software & Services – 10.0%

19,016	Akamai Technologies, Inc., (2)	897,175
2,017	AOL Inc., (2)	94,033
15,082	Baidu Inc., Sponsored ADR, (2)	2,682,786
82,285	eBay Inc., (2)	4,516,624
98,180	Facebook Inc., Class A Shares, (2)	5,366,519
16,044	Google Inc., Class A, (2)	17,980,671
19,941	IAC/InterActiveCorp.	1,369,747
85,817	Yahoo! Inc., (2)	3,470,439

	Total Internet Software & Services	36,377,994

Nuveen Investments	35

JLA	Nuveen Equity Premium Advantage Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	IT Services – 3.4%

45,367	Automatic Data Processing, Inc.	$3,666,107
21,780	Fidelity National Information Services	1,169,150
8,158	Global Payments Inc.	530,188
8,467	Infosys Technologies Limited, Sponsored ADR	479,232
9,631	International Business Machines Corporation (IBM)	1,806,487
9,508	Lender Processing Services Inc., (2)	355,409
58,743	Paychex, Inc.	2,674,569
7,718	Visa Inc.	1,718,644

	Total IT Services	12,399,786

	Life Sciences Tools & Services – 0.2%

15,384	Agilent Technologies, Inc.	879,811

	Machinery – 1.3%

9,726	Caterpillar Inc.	883,218
7,028	Deere & Company	641,867
22,531	Graco Inc.	1,760,122
16,187	SPX Corporation	1,612,387

	Total Machinery	4,897,594

	Media – 3.6%

19,288	CBS Corporation, Class B	1,229,417
49,965	DirecTV, (2)	3,452,082
2,751	Liberty Media Corporation, (2)	402,884
2,751	Starz – Class A, (2)	80,439
12,888	News Corporation Class B Shares, (2)	229,793
20,124	Omnicom Group, Inc.	1,496,622
5,242	Time Warner Cable, Class A	710,291
21,163	Time Warner Inc.	1,475,484
51,552	Twenty First Century Fox Inc., Class Bq Shares	1,783,699
30,876	Walt Disney Company	2,358,926

	Total Media	13,219,637

	Metals & Mining – 0.3%

4,949	AngloGold Ashanti Limited, Sponsored ADR	58,002
7,972	Cliffs Natural Resources Inc.	208,946
54,923	Companhia Siderurgica Nacional S.A., Sponsored ADR	340,523
5,432	Freeport-McMoRan Copper & Gold, Inc.	205,004
1,736	Newmont Mining Corporation	39,980
7,686	United States Steel Corporation	226,737

	Total Metals & Mining	1,079,192

	Multiline Retail – 0.3%

10,865	Family Dollar Stores, Inc.	705,899
4,575	J.C. Penney Company, Inc., (2)	41,861
4,511	Kohl’s Corporation	255,999

	Total Multiline Retail	1,003,759

	Multi-Utilities – 0.3%

21,316	Integrys Energy Group, Inc.	1,159,804

	Oil, Gas & Consumable Fuels – 3.9%

1,231	Anadarko Petroleum Corporation	97,643
9,342	Cabot Oil & Gas Corporation	362,096
30,857	Chevron Corporation	3,854,348
30,285	ConocoPhillips	2,139,635
51,660	Exxon Mobil Corporation	5,227,992
1,606	Marathon Oil Corporation	56,692

36	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

6,095	Occidental Petroleum Corporation	$579,635
22,649	Phillips 66	1,746,917
1,685	Royal Dutch Shell PLC, Class A, Sponsored ADR	120,090

	Total Oil, Gas & Consumable Fuels	14,185,048

	Paper & Forest Products – 0.1%

10,899	International Paper Company	534,378

	Pharmaceuticals – 3.9%

34,838	AbbVie Inc.	1,839,795
12,438	Allergan, Inc.	1,381,613
40,636	Bristol-Myers Squibb Company	2,159,803
6,117	Eli Lilly and Company	311,967
13,675	Forest Laboratories, Inc., (2)	820,910
3,397	GlaxoSmithKline PLC, Sponsored ADR	181,366
20,631	Johnson & Johnson	1,889,593
727	Mallinckrodt PLC, (2)	37,993
52,757	Merck & Company Inc.	2,640,488
3,747	Novartis AG, Sponsored ADR	301,184
80,536	Pfizer Inc.	2,466,818

	Total Pharmaceuticals	14,031,530

	Professional Services – 0.8%

18,950	Manpower Inc.	1,627,047
30,314	Robert Half International Inc.	1,272,885

	Total Professional Services	2,899,932

	Real Estate Investment Trust – 0.9%

18,413	Apartment Investment & Management Company, Class A	477,081
28,958	CubeSmart	461,591
4,590	Developers Diversified Realty Corporation	70,548
40,126	Senior Housing Properties Trust	892,001
25,511	Ventas Inc.	1,461,270

	Total Real Estate Investment Trust	3,362,491

	Road & Rail – 0.2%

23,916	CSX Corporation	688,063

	Semiconductors & Equipment – 5.5%

54,140	Advanced Micro Devices, Inc., (2)	209,522
44,181	Altera Corporation	1,437,208
25,698	Analog Devices, Inc.	1,308,799
65,680	Applied Materials, Inc.	1,161,879
1,253	ASML Holding NV, Sponsored ADR	117,406
47,386	Atmel Corporation, (2)	371,032
44,195	Broadcom Corporation, Class A	1,310,382
4,697	Cree, Inc., (2)	293,891
11,761	Cypress Semiconductor Corporation	123,491
28,948	Fairchild Semiconductor International Inc., Class A, (2)	386,456
17,789	Integrated Device Technology, Inc., (2)	181,270
336,820	Intel Corporation	8,743,847
2,596	Intersil Holding Corporation, Class A	29,776
8,733	Lam Research Corporation, (2)	475,512
45,919	Linear Technology Corporation	2,091,610
35,700	LSI Logic Corporation	393,414
76,193	NVIDIA Corporation	1,220,612
5,819	SunEdison Inc., (2)	75,938
2,774	Taiwan Semiconductor Manufacturing Company Limited, Sponsored ADR	48,379

	Total Semiconductors & Equipment	19,980,424

Nuveen Investments	37

JLA	Nuveen Equity Premium Advantage Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)			Value

	Software – 8.1%

62,768	Activision Blizzard Inc.			$1,119,153
43,455	Adobe Systems Incorporated, (2)			2,602,085
31,158	Autodesk, Inc., (2)			1,568,182
62,885	CA Inc.			2,116,080
33,659	Cadence Design Systems, Inc., (2)			471,899
496,139	Microsoft Corporation			18,570,483
73,727	Oracle Corporation			2,820,795

	Total Software			29,268,677

	Specialty Retail – 1.7%

1,126	Best Buy Co., Inc.			44,905
16,073	Gap, Inc.			628,133
26,305	Home Depot, Inc.			2,165,955
29,574	L Brands Inc.			1,829,152
2,484	Lowe’s Companies, Inc.			123,082
10,184	TJX Companies, Inc.			649,026
23,096	Urban Outfitters, Inc., (2)			856,862

	Total Specialty Retail			6,297,115

	Textiles, Apparel & Luxury Goods – 0.2%

13,384	Coach, Inc.			751,244

	Thrifts & Mortgage Finance – 0.0%

1,712	Tree.com Inc., (2)			56,222

	Tobacco – 0.7%

20,575	Altria Group, Inc.			789,874
20,620	Philip Morris International			1,796,621

	Total Tobacco			2,586,495

	Wireless Telecommunication Services – 0.2%

9,319	Crown Castle International Corporation, (2)			684,294

	Total Long-Term Investments (cost $190,095,904)			366,727,856

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.1%

$7,680	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $7,680,103, collateralized by $8,025,000 U.S. Treasury Notes, 2.000%, due 11/30/20, value $7,834,406	0.000%	1/02/14	$7,680,103

	Total Short-Term Investments (cost $7,680,103)			7,680,103

	Total Investments (cost $197,776,007) – 103.3%			374,407,959

	Other Assets Less Liabilities – (3.3)% (3)			(12,049,653)

	Net Assets – 100%			$362,358,306

38	Nuveen Investments

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)

(62)	MINI-NASDAQ-100 Index	$(21,080,000)	1/18/14	$3,400	$(1,244,960)
(61)	MINI-NASDAQ-100 Index	(21,045,000)	1/18/14	3,450	(932,690)
(64)	MINI-NASDAQ-100 Index	(22,240,000)	1/18/14	3,475	(830,400)
(63)	MINI-NASDAQ-100 Index	(22,365,000)	1/18/14	3,550	(430,290)
(66)	MINI-NASDAQ-100 Index	(22,440,000)	2/22/14	3,400	(1,401,510)
(62)	MINI-NASDAQ-100 Index	(21,545,000)	2/22/14	3,475	(934,030)
(64)	MINI-NASDAQ-100 Index	(22,400,000)	2/22/14	3,500	(839,040)
(64)	MINI-NASDAQ-100 Index	(22,720,000)	2/22/14	3,550	(614,080)
(107)	S&P 500® Index	(19,046,000)	1/03/14	1,780	(747,395)
(116)	S&P 500® Index	(20,996,000)	1/10/14	1,810	(498,800)
(113)	S&P 500® Index	(20,057,500)	1/18/14	1,775	(888,180)
(88)	S&P 500® Index	(15,752,000)	1/18/14	1,790	(566,720)
(108)	S&P 500® Index	(19,440,000)	1/18/14	1,800	(602,640)
(115)	S&P 500® Index	(20,815,000)	1/18/14	1,810	(539,350)
(121)	S&P 500® Index	(21,780,000)	2/22/14	1,800	(772,585)
(94)	S&P 500® Index	(17,014,000)	2/22/14	1,810	(529,220)
(120)	S&P 500® Index	(22,080,000)	2/22/14	1,840	(430,800)

(1,488)	Total Options Written (premiums received $ 6,784,410)	$(352,815,500)			$(12,802,690)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(4)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(5)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	39

JPG

           Nuveen Equity Premium and Growth Fund

        Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 101.1%

	COMMON STOCKS – 101.1% (5)

	Aerospace & Defense – 3.0%

17,408	Boeing Company	$2,376,018
19,938	Honeywell International Inc.	1,821,735
11,161	Raytheon Company	1,012,303
21,581	United Technologies Corporation	2,455,918

	Total Aerospace & Defense	7,665,974

	Air Freight & Logistics – 0.6%

15,007	United Parcel Service, Inc., Class B	1,576,936

	Airlines – 0.1%

13,205	Latam Airlines Group S.A, Sponsored ADR	215,374

	Auto Components – 0.1%

9,310	Cooper Tire & Rubber	223,812
5,900	Dana Holding Corporation	115,758

	Total Auto Components	339,570

	Automobiles – 0.6%

92,502	Ford Motor Company	1,427,306

	Beverages – 2.1%

70,266	Coca-Cola Company	2,902,688
28,103	PepsiCo, Inc.	2,330,863

	Total Beverages	5,233,551

	Biotechnology – 1.9%

11,565	Celgene Corporation, (2)	1,954,022
35,792	Gilead Sciences, Inc., (2)	2,689,769
10,546	PDL Biopahrma Inc.	89,008

	Total Biotechnology	4,732,799

	Capital Markets – 2.2%

46,972	Charles Schwab Corporation	1,221,272
24,627	Federated Investors Inc.	709,258
7,757	Goldman Sachs Group, Inc.	1,375,006
44,507	Morgan Stanley	1,395,740
14,786	Waddell & Reed Financial, Inc., Class A	962,864

	Total Capital Markets	5,664,140

	Chemicals – 2.9%

22,557	Dow Chemical Company	1,001,531
17,703	E.I. Du Pont de Nemours and Company	1,150,164
14,249	Eastman Chemical Company	1,149,894
10,640	Monsanto Company	1,240,092
27,207	Olin Corporation	784,922
7,340	PPG Industries, Inc.	1,392,104
16,530	RPM International, Inc.	686,160

	Total Chemicals	7,404,867

40	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks – 2.7%

12,743	Comerica Incorporated	$605,802
12,783	Fifth Third Bancorp.	268,826
11,582	First Horizon National Corporation	134,930
8,574	FirstMerit Corporation	190,600
49,105	Huntington BancShares Inc.	473,863
33,673	Regions Financial Corporation	333,026
33,569	U.S. Bancorp	1,356,188
78,213	Wells Fargo & Company	3,550,870

	Total Commercial Banks	6,914,105

	Commercial Services & Supplies – 0.2%

9,103	Deluxe Corporation	475,086
8,400	Kimball International Inc., Class B	126,252

	Total Commercial Services & Supplies	601,338

	Communications Equipment – 2.2%

2,984	Blackberry Limited, (2)	22,231
103,837	Cisco Systems, Inc.	2,331,141
11,542	Motorola Solutions Inc.	779,085
32,090	QUALCOMM, Inc.	2,382,683

	Total Communications Equipment	5,515,140

	Computers & Peripherals – 3.8%

14,183	Apple, Inc.	7,958,223
40,436	EMC Corporation	1,016,965
25,651	Hewlett-Packard Company	717,715

	Total Computers & Peripherals	9,692,903

	Consumer Finance – 0.7%

20,573	American Express Company	1,866,588

	Containers & Packaging – 0.5%

5,330	Avery Dennison Corporation	267,513
15,192	Packaging Corp. of America	961,350

	Total Containers & Packaging	1,228,863

	Distributors – 0.0%

796	Genuine Parts Company	66,219

	Diversified Consumer Services – 0.1%

5,562	Apollo Group, Inc., (2)	151,954

	Diversified Financial Services – 5.8%

200,358	Bank of America Corporation	3,119,574
27,775	Berkshire Hathaway Inc., Class B, (2)	3,293,004
52,605	Citigroup Inc.	2,741,247
10,081	CME Group, Inc.	790,955
3,704	IntercontinentalExchange Group Inc.	833,104
64,689	JP Morgan Chase & Co.	3,783,013

	Total Diversified Financial Services	14,560,897

	Diversified Telecommunication Services – 2.5%

3,700	Alaska Communications Systems Group Inc., (2)	7,844
96,576	AT&T Inc.	3,395,612
111,815	Frontier Communications Corporation	519,940
47,132	Verizon Communications Inc.	2,316,066

	Total Diversified Telecommunication Services	6,239,462

Nuveen Investments	41

JPG	Nuveen Equity Premium and Growth Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	Electric Utilities – 0.8%

27,724	Duke Energy Corporation	$1,913,233
876	Great Plains Energy Incorporated	21,234

	Total Electric Utilities	1,934,467

	Electrical Equipment – 1.0%

3,151	Eaton PLC	239,854
22,224	Emerson Electric Company	1,559,680
6,854	Rockwell Automation, Inc.	809,869

	Total Electrical Equipment	2,609,403

	Electronic Equipment & Instruments – 0.4%

48,583	Corning Incorporated	865,749

	Energy Equipment & Services – 2.1%

12,363	Baker Hughes Incorporated	683,179
1,152	Carbo Ceramics Inc.	134,243
24,408	Halliburton Company	1,238,706
9,961	National-Oilwell Varco Inc.	792,198
12,997	Noble Corporation PLC	486,998
20,806	Schlumberger Limited	1,874,829
1,869	Tidewater Inc.	110,776

	Total Energy Equipment & Services	5,320,929

	Food & Staples Retailing – 2.2%

28,828	CVS Caremark Corporation	2,063,220
23,426	SUPERVALU INC., (2)	170,776
34,385	Wal-Mart Stores, Inc.	2,705,756
11,974	Whole Foods Market, Inc.	692,456

	Total Food & Staples Retailing	5,632,208

	Food Products – 1.5%

13,960	Archer-Daniels-Midland Company	605,864
17,628	ConAgra Foods, Inc.	594,064
15,625	Kraft Foods Inc.	842,500
46,877	Mondelez International Inc.	1,654,758

	Total Food Products	3,697,186

	Gas Utilities – 0.6%

13,418	AGL Resources Inc.	633,732
14,636	ONEOK, Inc.	910,066

	Total Gas Utilities	1,543,798

	Health Care Equipment & Supplies – 1.6%

45,691	Abbott Laboratories	1,751,336
28,854	Boston Scientific Corporation, (2)	346,825
3,976	Hologic Inc., (2)	88,864
31,998	Medtronic, Inc.	1,836,365

	Total Health Care Equipment & Supplies	4,023,390

	Health Care Providers & Services – 2.0%

9,358	Aetna Inc.	641,865
1,637	Brookdale Senior Living Inc., (2)	44,494
16,284	Express Scripts, Holding Company, (2)	1,143,788
5,614	Humana Inc.	579,477
6,162	Tenet Healthcare Corporation, (2)	259,543
21,124	UnitedHealth Group Incorporated	1,590,637
9,222	Wellpoint Inc.	852,021

	Total Health Care Providers & Services	5,111,825

42	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 1.4%

9,393	International Game Technology	$170,577
21,646	McDonald’s Corporation	2,100,311
13,188	MGM Resorts International Inc., (2)	310,182
43,350	The Wendy’s Company	378,012
4,557	Tim Hortons Inc.	266,038
5,749	Wyndham Worldwide Corporation	423,644

	Total Hotels, Restaurants & Leisure	3,648,764

	Household Durables – 0.6%

9,410	KB Home	172,015
7,325	Lennar Corporation, Class A	289,777
16,964	Newell Rubbermaid Inc.	549,803
2,393	Whirlpool Corporation	375,366

	Total Household Durables	1,386,961

	Household Products – 2.2%

10,456	Colgate-Palmolive Company	681,836
9,977	Kimberly-Clark Corporation	1,042,197
46,510	Procter & Gamble Company	3,786,379

	Total Household Products	5,510,412

	Industrial Conglomerates – 2.0%

15,041	3M Co.	2,109,500
108,753	General Electric Company	3,048,347

	Total Industrial Conglomerates	5,157,847

	Insurance – 2.8%

16,090	Arthur J. Gallagher & Co.	755,104
16,883	Fidelity National Title Group Inc., Class A	547,853
20,130	Genworth Financial Inc., Class A, (2)	312,619
12,560	Kemper Corporation	513,453
26,486	Lincoln National Corporation	1,367,207
26,240	Marsh & McLennan Companies, Inc.	1,268,966
5,504	Mercury General Corporation	273,604
10,189	Prudential Financial, Inc.	939,630
11,626	Travelers Companies, Inc.	1,052,618

	Total Insurance	7,031,054

	Internet & Catalog Retail – 1.3%

7,722	Amazon.com, Inc., (2)	3,079,456
4,592	FTD Companies Inc., (2)	149,607

	Total Internet & Catalog Retail	3,229,063

	Internet Software & Services – 3.2%

3,711	Akamai Technologies, Inc., (2)	175,085
25,659	eBay Inc., (2)	1,408,423
4,340	Google Inc., Class A, (2)	4,863,881
3,280	United Online, Inc.	45,133
6,424	VeriSign, Inc., (2)	384,027
27,685	Yahoo! Inc., (2)	1,119,581

	Total Internet Software & Services	7,996,130

	IT Services – 3.8%

28,378	Automatic Data Processing, Inc.	2,293,226
9,387	Cognizant Technology Solutions Corporation, Class A, (2)	947,899
11,474	Fidelity National Information Services	615,924
18,769	International Business Machines Corporation (IBM)	3,520,501

Nuveen Investments	43

JPG	Nuveen Equity Premium and Growth Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value

	IT Services (continued)

2,687	Lender Processing Services Inc., (2)	$100,440
9,814	Visa Inc.	2,185,382

	Total IT Services	9,663,372

	Leisure Equipment & Products – 0.4%

21,208	Mattel, Inc.	1,009,077
634	Polaris Industries Inc.	92,336

	Total Leisure Equipment & Products	1,101,413

	Life Sciences Tools & Services – 0.2%

1,370	Covance, Inc., (2)	120,642
4,213	Life Technologies Corporation, (2)	319,345

	Total Life Sciences Tools & Services	439,987

	Machinery – 2.7%

3,706	Briggs & Stratton Corporation	80,643
12,391	Caterpillar Inc.	1,125,227
3,049	Cummins Inc.	429,818
11,246	Deere & Company	1,027,097
13,943	Illinois Tool Works, Inc.	1,172,327
5,351	Pentair Limited	415,612
11,866	Snap-on Incorporated	1,299,564
15,824	Stanley Black & Decker Inc.	1,276,839

	Total Machinery	6,827,127

	Media – 4.1%

12,544	CBS Corporation, Class B	799,555
55,015	Comcast Corporation, Class A	2,858,854
14,912	DirecTV, (2)	1,030,270
8,126	Gannett Company Inc.	240,367
5,070	Lamar Advertising Company, (2)	264,908
28,121	New York Times, Class A	446,280
27,140	Regal Entertainment Group, Class A	527,873
45,144	Sirius XM Holdings Inc., (2)	157,553
66,379	Twenty First Century Fox Inc., Class A Shares	2,335,213
17,340	Walt Disney Company	1,324,776
24,892	World Wrestling Entertainment Inc.	412,709

	Total Media	10,398,358

	Metals & Mining – 0.5%

4,770	Companhia Siderurgica Nacional S.A., Sponsored ADR	29,574
23,593	Freeport-McMoRan Copper & Gold, Inc.	890,400
10,237	Southern Copper Corporation	293,904
3,047	United States Steel Corporation	89,887

	Total Metals & Mining	1,303,765

	Multiline Retail – 0.7%

7,375	Nordstrom, Inc.	455,775
18,749	Target Corporation	1,186,249

	Total Multiline Retail	1,642,024

	Multi-Utilities – 1.4%

14,000	Ameren Corporation	506,240
52,946	CenterPoint Energy, Inc.	1,227,288
7,260	Consolidated Edison, Inc.	401,333
22,250	Dominion Resources, Inc.	1,439,353

	Total Multi-Utilities	3,574,214

44	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 8.8%

25,995	Chesapeake Energy Corporation	$705,504
34,906	Chevron Corporation	4,360,108
20,462	ConocoPhillips	1,445,640
11,317	CONSOL Energy Inc.	430,499
6,936	EOG Resources, Inc.	1,164,138
70,915	Exxon Mobil Corporation	7,176,598
7,395	Hess Corporation	613,785
20,768	Marathon Oil Corporation	733,110
10,284	Marathon Petroleum Corporation	943,351
16,727	Occidental Petroleum Corporation	1,590,738
17,748	Peabody Energy Corporation	346,618
10,973	Phillips 66	846,347
24,031	Ship Financial International Limited	393,628
17,375	Southwestern Energy Company, (2)	683,359
16,856	Valero Energy Corporation	849,542

	Total Oil, Gas & Consumable Fuels	22,282,965

	Personal Products – 0.1%

21,653	Avon Products, Inc.	372,865

	Pharmaceuticals – 6.3%

38,882	AbbVie Inc.	2,053,358
476	AstraZeneca PLC, Sponsored ADR	28,260
36,576	Bristol-Myers Squibb Company	1,944,014
12,124	Eli Lilly and Company	618,324
52,429	Johnson & Johnson	4,801,972
56,106	Merck & Company Inc.	2,808,105
108,416	Pfizer Inc.	3,320,782
5,422	Sanofi-Aventis, Sponsored ADR	290,782

	Total Pharmaceuticals	15,865,597

	Real Estate Investment Trust – 1.9%

46,182	Annaly Capital Management Inc.	460,435
35,857	Brandywine Realty Trust	505,225
14,334	CubeSmart	228,484
16,442	Hospitality Properties Trust	444,427
54,457	Lexington Corporate Properties Trust	556,006
32,604	Senior Housing Properties Trust	724,787
23,740	Ventas Inc.	1,359,827
19,112	Weyerhaeuser Company	603,366

	Total Real Estate Investment Trust	4,882,557

	Road & Rail – 0.8%

12,155	Union Pacific Corporation	2,042,040

	Semiconductors & Equipment – 2.5%

15,548	Analog Devices, Inc.	791,860
35,188	Applied Materials, Inc.	622,476
959	First Solar Inc., (2)	52,400
99,422	Intel Corporation	2,580,996
17,124	Microchip Technology Incorporated	766,299
19,215	NVIDIA Corporation	307,824
27,352	Texas Instruments Incorporated	1,201,026

	Total Semiconductors & Equipment	6,322,881

	Software – 3.7%

16,588	Adobe Systems Incorporated, (2)	993,289
8,286	Autodesk, Inc., (2)	417,034
122,975	Microsoft Corporation	4,602,954

Nuveen Investments	45

JPG	Nuveen Equity Premium and Growth Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)			Value

	Software (continued)

65,063	Oracle Corporation			$2,489,310
16,980	Salesforce.com, Inc., (2)			937,126

	Total Software			9,439,713

	Specialty Retail – 2.3%

6,506	Abercrombie & Fitch Co., Class A			214,112
19,409	American Eagle Outfitters, Inc.			279,490
14,239	Best Buy Co., Inc.			567,851
1,872	CST Brands Inc.			68,740
10,523	Gap, Inc.			411,239
15,188	Home Depot, Inc.			1,250,581
13,955	L Brands Inc.			863,117
14,954	Lowe’s Companies, Inc.			740,971
7,525	Tiffany & Co.			698,170
10,968	TJX Companies, Inc.			698,991

	Total Specialty Retail			5,793,262

	Textiles, Apparel & Luxury Goods – 0.5%

20,604	VF Corporation			1,284,453

	Thrifts & Mortgage Finance – 0.3%

41,183	New York Community Bancorp Inc.			693,934

	Tobacco – 2.1%

50,557	Altria Group, Inc.			1,940,883
28,556	Philip Morris International			2,488,084
17,888	Reynolds American Inc.			894,221

	Total Tobacco			5,323,188

	Trading Companies & Distributors – 0.3%

3,200	W.W. Grainger, Inc.			817,344

	Wireless Telecommunication Services – 0.0%

3,490	Sprint Corporation, (2)			37,518
1,065	Vodafone Group PLC, Sponsored ADR			41,865

	Total Wireless Telecommunication Services			79,383

	Total Long-Term Investments (cost $158,236,829)			255,947,614

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.3%

$3,222	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/13, repurchase price $3,221,863, collateralized by $3,090,000 U.S. Treasury Notes, 2.000%, due 11/30/20, value $3,016,613 and collateralized by $235,000 U.S. Treasury Bonds, 4.625%, due 2/15/40, value $270,838	0.000%	1/02/14	$3,221,863

	Total Short-Term Investments (cost $3,221,863)			3,221,863

	Total Investments (cost $161,458,692) – 102.4%			259,169,477

	Other Assets Less Liabilities – (2.4)% (3)			(5,953,670)

	Net Assets – 100%			$253,215,807

46	Nuveen Investments

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value (3)

(126)	S&P 500® Index	$ (22,428,000)	1/03/14	$1,780	$(880,110)
(123)	S&P 500® Index	(22,263,000)	1/10/14	1,810	(528,900)
(130)	S&P 500® Index	(23,075,000)	1/18/14	1,775	(1,021,800)
(102)	S&P 500® Index	(18,258,000)	1/18/14	1,790	(656,880)
(133)	S&P 500® Index	(23,940,000)	1/18/14	1,800	(742,140)
(131)	S&P 500® Index	(23,711,000)	1/18/14	1,810	(614,390)
(129)	S&P 500® Index	(23,220,000)	2/22/14	1,800	(823,665)
(101)	S&P 500® Index	(18,281,000)	2/22/14	1,810	(568,630)
(128)	S&P 500® Index	(23,552,000)	2/22/14	1,840	(459,520)

(1,103)	Total Options Written (premiums received $3,027,743)	$(198,728,000)			$(6,296,035)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(4)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(5)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of

Assets and Liabilities	December 31, 2013

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Assets
Long-term Investments, at value (cost $323,246,746, $519,370,589, $190,095,904 and $158,236,829, respectively)	$536,793,109	$917,976,260	$366,727,856	$255,947,614
Short-term Investments, at value (cost approximates value)	10,245,579	18,587,179	7,680,103	3,221,863
Cash	—	—	—	123,900
Receivable for:
Dividends	936,239	1,180,059	352,043	375,505
Premiums on options written	334,530	1,059,725	966,740	136,290
Reclaims	571	—	145	—
Other assets	58,170	92,006	36,760	23,215
Total assets	548,368,198	938,895,229	375,763,647	259,828,387
Liabilities
Cash overdraft	331,470	353,115	161,069	—
Options written, at value (premiums received $7,923,665, $15,265,138, $6,784,410 and $3,027,743, respectively)	16,316,975	29,986,515	12,802,690	6,296,035
Accrued expenses:
Management fees	390,172	659,551	266,848	181,384
Trustees fees	58,027	92,415	36,503	22,769
Other	159,060	297,537	138,231	112,392
Total liabilities	17,255,704	31,389,133	13,405,341	6,612,580
Net assets	$531,112,494	$907,506,096	$362,358,306	$253,215,807
Shares outstanding	38,464,973	66,487,744	25,679,417	16,152,579
Net asset value per share outstanding	$13.81	$13.65	$14.11	$15.68

Net assets consist of:
Shares, $.01 par value per share	$384,650	$664,877	$256,794	$161,526
Paid-in surplus	417,601,785	648,392,177	231,640,499	210,272,946
Undistributed (Over-distribution of) net investment income	—	—	—	—
Accumulated net realized gain (loss)	(92,026,994)	(125,435,252)	(40,152,659)	(51,661,158)
Net unrealized appreciation (depreciation)	205,153,053	383,884,294	170,613,672	94,442,493

Net assets	$531,112,494	$907,506,096	$362,358,306	$253,215,807
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of

Operations

Year Ended December 31, 2013

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)

Investment Income
Dividends (net of foreign tax withheld of $5,076, $28,771,
$8,040 and $7,615, respectively)	$12,749,480	$19,261,948	$6,876,688	$5,866,791
Interest	875	1,679	575	357

Total investment income	12,750,355	19,263,627	6,877,263	5,867,148

Expenses
Management fees	4,530,741	7,672,785	3,067,850	2,076,493
Shareholder servicing agent fees and expenses	1,000	1,624	551	266
Custodian fees and expenses	89,961	145,114	74,652	52,062
Trustees fees and expenses	21,444	36,650	14,553	10,057
Professional fees	49,349	63,157	43,044	39,030
Shareholder reporting expenses	105,337	185,225	61,770	45,669
Stock exchange listing fees	12,285	21,235	8,586	8,586
Investor relations expenses	115,912	195,787	63,713	72,579
Other expenses	72,813	226,247	107,052	48,845

Total expenses before expense reimbursement	4,998,842	8,547,824	3,441,771	2,353,587
Expense reimbursement	—	(52,297)	—	—

Net expenses	4,998,842	8,495,527	3,441,771	2,353,587

Net investment income (loss)	7,751,513	10,768,100	3,435,492	3,513,561

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	45,642,380	96,187,770	49,444,447	17,602,323
Options written	(69,124,090)	(122,051,010)	(48,969,808)	(26,053,355)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	90,331,208	142,463,927	50,810,979	46,841,353
Options written	(6,774,541)	(12,057,093)	(5,382,212)	(2,602,360)

Net realized and unrealized gain (loss)	60,074,957	104,543,594	45,903,406	35,787,961

Net increase (decrease) in net assets from operations	$67,826,470	$115,311,694	$49,338,898	$39,301,522

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of

Changes in Net Assets

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12

Operations
Net investment income (loss)	$7,751,513	$9,410,446	$10,768,100	$12,936,622
Net realized gain (loss) from:
Investments and foreign currency	45,642,380	14,716,979	96,187,770	36,351,932
Options written	(69,124,090)	(22,510,016)	(122,051,010)	(45,753,145)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	90,331,208	50,950,393	142,463,927	83,633,596
Options written	(6,774,541)	(1,764,899)	(12,057,093)	(5,845,583)

Net increase (decrease) in net assets from operations	67,826,470	50,802,903	115,311,694	81,323,422

Distributions to Shareholders
From net investment income	(7,703,790)	(9,513,512)	(10,773,289)	(13,421,449)
Return of capital	(33,992,241)	(32,189,236)	(63,427,033)	(60,782,807)

Decrease in net assets from distributions to shareholders	(41,696,031)	(41,702,748)	(74,200,322)	(74,204,256)

Capital Share Transactions
Cost of shares repurchased or retired	—	(203,434)	—	(53,251)

Net increase (decrease) in net assets from capital share transactions	—	(203,434)	—	(53,251)

Net increase (decrease) in net assets	26,130,439	8,896,721	41,111,372	7,065,915
Net assets at the beginning of period	504,982,055	496,085,334	866,394,724	859,328,809

Net assets at the end of period	$531,112,494	$504,982,055	$907,506,096	$866,394,724
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

50	Nuveen Investments

	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12

Operations
Net investment income (loss)	$3,435,492	$3,614,555	$3,513,561	$4,074,097
Net realized gain (loss) from:
Investments and foreign currency	49,444,447	24,558,199	17,602,323	5,360,151
Options written	(48,969,808)	(21,432,485)	(26,053,355)	(7,866,299)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	50,810,979	28,048,972	46,841,353	23,903,760
Options written	(5,382,212)	(3,025,148)	(2,602,360)	(855,286)

Net increase (decrease) in net assets from operations	49,338,898	31,764,093	39,301,522	24,616,423

Distributions to Shareholders
From net investment income	(3,442,882)	(5,357,420)	(3,514,811)	(4,142,189)
Return of capital	(25,728,936)	(23,850,406)	(14,576,077)	(13,959,339)

Decrease in net assets from distributions to shareholders	(29,171,818)	(29,207,826)	(18,090,888)	(18,101,528)

Capital Share Transactions
Cost of shares repurchased or retired	—	(893,691)	—	(174,186)

Net increase (decrease) in net assets from capital share transactions	—	(893,691)	—	(174,186)

Net increase (decrease) in net assets	20,167,080	1,662,576	21,210,634	6,340,709
Net assets at the beginning of period	342,191,226	340,528,650	232,005,173	225,664,464

Net assets at the end of period	$362,358,306	$342,191,226	$253,215,807	$232,005,173

Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments	51

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchased and Retired		Ending Net Asset Value	Ending Market Value

Equity Premium Income (JPZ)

Year Ended 12/31:
2013	$13.13	$.20	$1.56	$1.76	$(.20)	$—	$(.88)	$(1.08)	$—		$13.81	$12.55
2012	12.89	.24	1.08	1.32	(.25)	—	(.83)	(1.08)	—	*	13.13	11.83
2011	13.34	.23	.48	.71	(.75)	—	(.41)	(1.16)	—	*	12.89	11.18
2010	13.08	.26	1.25	1.51	(.27)	—	(.98)	(1.25)	—		13.34	12.76
2009	12.75	.27	1.35	1.62	(.28)	(.24)	(.77)	(1.29)	—	*	13.08	13.00

Equity Premium Opportunity (JSN)

Year Ended 12/31:
2013	13.03	.16	1.58	1.74	(.16)	—	(.96)	(1.12)	—		13.65	12.65
2012	12.92	.19	1.04	1.23	(.20)	—	(.92)	(1.12)	—	*	13.03	12.07
2011	13.39	.18	.55	.73	(1.03)	—	(.17)	(1.20)	—	*	12.92	11.42
2010	13.30	.18	1.21	1.39	(.18)	—	(1.12)	(1.30)	—		13.39	12.88
2009	12.69	.21	1.73	1.94	(.22)	—	(1.12)	(1.34)	.01		13.30	13.20

Equity Premium Advantage (JLA)

Year Ended 12/31:
2013	13.33	.13	1.79	1.92	(.13)	—	(1.01)	(1.14)	—		14.11	12.64
2012	13.22	.14	1.11	1.25	(.21)	—	(.93)	(1.14)	—	*	13.33	11.90
2011	13.62	.12	.70	.82	(.87)	—	(.35)	(1.22)	—	*	13.22	11.46
2010	13.54	.11	1.27	1.38	(.11)	—	(1.19)	(1.30)	—		13.62	12.90
2009	12.47	.13	2.25	2.38	(.14)	—	(1.18)	(1.32)	.01		13.54	13.07

Equity Premium and Growth (JPG)

Year Ended 12/31:
2013	14.36	.22	2.22	2.44	(.22)	—	(.90)	(1.12)	—		15.68	14.12
2012	13.96	.25	1.27	1.52	(.26)	—	(.86)	(1.12)	—	*	14.36	12.93
2011	14.41	.24	.42	.66	(.40)	—	(.72)	(1.12)	.01		13.96	12.07
2010	13.87	.24	1.42	1.66	(.24)	—	(.88)	(1.12)	—		14.41	13.85
2009	13.17	.26	1.55	1.81	(.27)	(.21)	(.64)	(1.12)	.01		13.87	13.09

52	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(c)
Based on Net Asset Value(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

13.85%	15.53%	$531,112	.96%	1.48%	N/A	N/A	—	%**
10.43	15.58	504,982	.96	1.78	.91%	1.84%	3
5.63	(3.41)	496,085	.97	1.60	.84	1.73	4
12.22	8.10	515,590	.98	1.78	.77	1.99	3
13.74	35.46	502,488	.99	1.93	.71	2.21	9

13.74	14.50	907,506	.95	1.20	.95	1.20	1
9.62	15.68	866,395	.96	1.39	.88	1.47	6
5.78	(2.02)	859,329	.96	1.23	.81	1.38	4
11.17	7.85	891,517	.97	1.15	.75	1.37	3
16.39	38.49	878,321	.98	1.35	.68	1.65	4

14.88	16.23	362,358	.97	.97	N/A	N/A	6
9.54	13.89	342,191	.99	1.04	N/A	N/A	6
6.35	(1.82)	340,529	.98	.83	.94	.87	14
10.83	8.95	352,431	1.00	.66	.85	.80	5
20.21	41.37	349,898	1.01	.82	.81	1.02	10

17.47	18.32	253,216	.96	1.43	N/A	N/A	1
11.03	16.58	232,005	.96	1.74	N/A	N/A	1
4.89	(4.88)	225,664	.96	1.66	N/A	N/A	4
12.60	14.90	235,095	.98	1.75	N/A	N/A	3
14.77	33.63	226,187	.98	1.99	N/A	N/A	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from Adviser, where applicable. As of October 31, 2012, January 31, 2013 and May 31, 2011, the Adviser is no longer reimbursing Equity Premium Income (JPZ), Equity Premium Opportunity (JSN) and Equity Premium Advantage (JLA), respectively, for any fees or expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.
**	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	53

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

—	Nuveen Equity Premium Income Fund (JPZ) (“Equity Premium Income (JPZ)”)
—	Nuveen Equity Premium Opportunity Fund (JSN) (“Equity Premium Opportunity (JSN)”)
—	Nuveen Equity Premium Advantage Fund (JLA) (“Equity Premium Advantage (JLA)”)
—	Nuveen Equity Premium and Growth Fund (JPG) (“Equity Premium and Growth (JPG)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Equity Premium Income (JPZ), Equity Premium Opportunity (JSN), Equity Premium Advantage (JLA) and Equity Premium and Growth (JPG) were organized as Massachusetts business trusts on July 23, 2004, November 11, 2004, February 22, 2005 and November 11, 2004, respectively.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages the Funds’ investment portfolios.

Investment Objectives

Equity Premium Income’s (JPZ) investment objective is to provide a high level of current income and gains. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500® Index. The Fund also uses an index option strategy of writing (selling) index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium Opportunity’s (JSN) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of a 75% / 25% combination of the S&P 500® Index and the NASDAQ-100 Index, respectively. The Fund also uses an index option strategy of writing (selling) S&P 500® Index and NASDAQ Index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium Advantage’s (JLA) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of a 50% / 50% combination of the S&P 500® Index and the NASDAQ-100 Index, respectively. The Fund also uses an index option strategy of writing (selling) S&P 500® Index and NASDAQ Index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium and Growth’s (JPG) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500® Index. The Fund also uses an index option strategy of writing (selling) index call options covering approximately 80% of the value of the Fund’s equity portfolio in seeking to moderate the volatility of returns relative to an all equity portfolio.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

54	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value, the difference will reduce net asset value per share. If a Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2013 and December 31, 2012, are reflected in the accompanying financial statements.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Funds were not invested in any portfolio securities or derivatives, other than repurchase agreements further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by

Nuveen Investments	55

Notes to Financial Statements (continued)

the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities may represent a transfer from a Level 1 to a Level 2 security.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Equity Premium Income (JPZ)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Common Stocks	$536,793,109	$—	$—	$536,793,109
Short-Term Investments:
Repurchase Agreements	—	10,245,579	—	10,245,579
Derivatives:
Options Written	(16,316,975)	—	—	(16,316,975)

Total	$520,476,134	$10,245,579	$—	$530,721,713

Equity Premium Opportunity (JSN)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Common Stocks	$917,976,260	$—	$—	$917,976,260
Short-Term Investments:
Repurchase Agreements	—	18,587,179	—	18,587,179
Derivatives:
Options Written	(29,986,515)	—	—	(29,986,515)

Total	$887,989,745	$18,587,179	$—	$906,576,924

56	Nuveen Investments

Equity Premium Advantage (JLA)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Common Stocks	$366,727,856	$—	$—	$366,727,856
Short-Term Investments:
Repurchase Agreements	—	7,680,103	—	7,680,103
Derivatives:
Options Written	(12,802,690)	—	—	(12,802,690)

Total	$353,925,166	$7,680,103	$—	$361,605,269

Equity Premium and Growth (JPG)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Common Stocks	$255,947,614	$—	$—	$255,947,614
Short-Term Investments:
Repurchase Agreements	—	3,221,863	—	3,221,863
Derivatives:
Options Written	(6,296,035)	—	—	(6,296,035)

Total	$249,651,579	$3,221,863	$—	$252,873,442

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	57

Notes to Financial Statements (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investments transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure

Equity Premium Income (JPZ)	Fixed Income Clearing Corporation	$10,245,579	$(10,245,579)	$—

Equity Premium Opportunity (JSN)	Fixed Income Clearing Corporation	$18,587,179	$(18,587,179)	$—

Equity Premium Advantage (JLA)	Fixed Income Clearing Corporation	$7,680,103	$(7,680,103)	$—

Equity Premium and Growth (JPG)	Fixed Income Clearing Corporation	$3,221,863	$(3,221,863)	$—

*	As of December 31, 2013, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2013, each Fund wrote options on a stock index, or a blend of stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio. Equity Premium Income (JPZ) and Equity Premium and Growth (JPG) wrote options on the S&P 500® Index. Equity Premium Opportunity (JSN) and Equity Premium Advantage (JLA) wrote options on a blend of the S&P 500® and NASDAQ 100 Indexes.

58	Nuveen Investments

The average notional amount of outstanding options contracts during the fiscal year ended December 31, 2013, for each Fund was as follows:

	Equity Premium Income (JPZ	)	Equity Premium Opportunity (JSN	)	Equity Premium Advantage (JLA	)	Equity Premium and Growth (JPG)

Average notional amount of outstanding options written*	$(504,057,300)		$(862,987,700)		$(342,056,350)		$(190,146,000)

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all options held by the Funds as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities

Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives

		Location	Value	Location	Value

Equity Premium Income (JPZ)
Equity price	Options	—	$ —	Options written, at value	$(16,316,975)

Equity Premium Opportunity (JSN)
Equity price	Options	—	$ —	Options written, at value	$(29,986,515)

Equity Premium Advantage (JLA)
Equity price	Options	—	$ —	Options written, at value	$(12,802,690)

Equity Premium and Growth (JPG)
Equity price	Options	—	$ —	Options written, at value	$(6,296,035)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written

Equity Premium Income (JPZ)	Equity price	Options	$ (69,124,090)	$ (6,774,541)

Equity Premium Opportunity (JSN)	Equity price	Options	(122,051,010)	(12,057,093)

Equity Premium Advantage (JLA)	Equity price	Options	(48,969,808)	(5,382,212)

Equity Premium and Growth (JPG)	Equity price	Options	(26,053,355)	(2,602,360)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	59

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in shares were as follows:

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12

Shares repurchased and retired	—	(17,662)	—	(4,700)

Weighted average:
Price per share repurchased and retired	$ —	$11.50	$ —	$11.31
Discount per share repurchased and retired	—%	19.37%	—%	12.12%

	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)

	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/13	Year Ended 12/31/12

Shares repurchased and retired	—	(75,394)	—	(13,800)

Weighted average:
Price per share repurchased and retired	$ —	$11.83	$ —	$12.60
Discount per share repurchased and retired	—%	12.36%	—%	11.72%

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2013, were as follows:

	Equity Premium Income (JPZ	)	Equity Premium Opportunity (JSN	)	Equity Premium Advantage (JLA	)	Equity Premium and Growth (JPG)

Purchases	$ 1,302,494		$ 13,299,352		$19,697,610		$ 3,334,549

Sales	102,675,024		201,156,118		93,781,919		44,312,873

Transactions in options written during the fiscal year ended December 31, 2013, were as follows:

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)

	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Options outstanding, beginning of period	3,475	$12,043,556	12,388	$21,157,896

Options written	29,905	91,423,433	80,745	160,287,942

Options terminated in closing purchase transactions	(30,506)	(95,543,324)	(88,818)	(166,180,700)

Options outstanding, end of period	2,874	$7,923,665	4,315	$15,265,138

	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)

	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Options outstanding, beginning of period	7,522	$8,436,242	1,303	$ 4,537,048

Options written	43,417	64,584,380	11,263	34,398,983

Options terminated in closing purchase transactions	(49,451)	(66,236,212)	(11,463)	(35,908,288)

Options outstanding, end of period	1,488	$6,784,410	1,103	$ 3,027,743

60	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of December 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Cost of investments	$333,766,027	$538,131,910	$197,761,637	$161,429,838
Gross unrealized:
Appreciation	$240,779,901	$419,274,037	$177,573,463	$108,237,557
Depreciation	(27,507,240)	(20,842,508)	(927,141)	(10,497,918)
Net unrealized appreciation (depreciation) of investments	$213,272,661	$398,431,529	$176,646,322	$ 97,739,639

Permanent differences, primarily due to foreign currency reclassifications, Real Estate Investment Trust (REIT) adjustments, reclassification of litigation proceeds and return of capital distributions, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2013, the Funds’ tax year end, as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Paid-in surplus	$(33,983,778)	$(63,437,105)	$(25,738,444)	$(14,583,953)

Undistributed (Over-distribution of) net investment income	33,944,518	63,432,222	25,736,326	14,577,327

Accumulated net realized gain (loss)	39,260	4,883	2,118	6,626
The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Funds’ tax year end, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Undistributed net ordinary income	$ —	$ —	$ —	$ —

Undistributed net long-term capital gains	—	—	—	—

Nuveen Investments	61

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended December 31, 2013 and December 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Distributions from net ordinary income[1]	$ 7,703,790	$10,773,289	$3,442,882	$3,514,811
Distributions from net long-term capital gains	—	—	—	—
Return of capital	33,992,241	63,427,033	25,728,936	14,576,077

2012	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Distributions from net ordinary income[1]	$ 9,513,512	$13,421,449	$5,357,420	$4,142,189
Distributions from net long-term capital gains	—	—	—	—
Return of capital	32,189,236	60,782,807	23,850,406	13,959,339

[1]     Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributed to realized gains.

As of December 31, 2013, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)

Expiration:
December 31, 2017	$55,219,856	$47,988,639	$25,262,705	$30,503,738
December 31, 2018	4,958,903	38,327,754	14,352,958	7,655,485

Not subject to expiration:	26,177,861	39,677,239	1,632,124	14,389,045
Total	$86,356,620	$125,993,632	$41,247,787	$52,548,268

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)

Post-October capital losses[2]	$13,651,461	$13,891,831	$4,922,389	$2,381,183

Late-year ordinary losses[3]	—	—	—	—

[2]	Capital losses incurred from November 1, 2013 through December 31, 2013, the Funds’ tax year end.
[3]	Specified losses incurred from November 1, 2013 through December 31, 2013.

7. Management Fees and Other Transactions with Affiliates

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Funds as well as from growth in the amount of complex-wide assets managed by the Adviser.

62	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Equity Premium Income (JPZ) Equity Premium Opportunity (JSN) Equity Premium Advantage (JLA) Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Average Daily Managed Assets*	Equity Premium and Growth (JPG) Fund-Level Fee Rate
For the first $500 million	.6800%
For the next $500 million	.6550
For the next $500 million	.6300
For the next $500 million	.6050
For managed assets over $2 billion	.5800

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2013, the complex-level fee rate for each of these Funds was .1686%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first eight years of Equity Premium Opportunity’s (JSN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending January 31,		Year Ending January 31,
2005*	.30%	2010	.30%
2006	.30	2011	.22
2007	.30	2012	.14
2008	.30	2013	.07
2009	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Opportunity (JSN) for any portion of its fees and expenses beyond January 31, 2013.

Nuveen Investments	63

Additional

 Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisers, LLC	State Street Bank &	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	Trust Company	Chicago, IL 60603	PricewaterhouseCoopers LLP	State Street Bank &
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60606	Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

	JPZ	JSN	JLA	JPG

Shares Repurchased	—	—	—	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

64	Nuveen Investments

Distribution Information

Each Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentage as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JPZ	JSN	JLA	JPG

% QDI	100%	100%	100%	100%
% DRD	100%	100%	100%	100%

Nuveen Investments	65

Glossary of Terms

     Used in this Report

■

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■

Chicago Board Options Exchange (CBOE) NASDAQ-100 Volatility Index (the “VXN”): A measure of market expectations of 30-day volatility for the NASDAQ-100® Index, as implied by the price of near-term options on this index. The VXN index is a widely watched gauge of market sentiment and volatility for the NASDAQ-100® Index, which includes the top 100 U.S. and international non-financial securities by market capitalization listed on the NASDAQ. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■

Chicago Board Options Exchange (CBOE) Volatility Index (the “VIX”): A measure of market expectations of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■

Comparative Index for JLA: A blended return consisting of: 1) 50% of the return of the S&P 500® Index, and 2) 50% of the NASDAQ-100® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■

Comparative Index for JSN: A blended return consisting of: 1) 75% of the return of the S&P 500® Index and 2) 25% of the NASDAQ-100® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■

Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■

NASDAQ-100® Index (the “NDX”): An index including 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100® Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

66	Nuveen Investments

Reinvest Automatically,

          Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	67

Board

      Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.
	1944
	333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		206

■	ROBERT P. BREMNER			Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.
	1940
	333 W. Wacker Drive	Board Member	1996		206
	Chicago, IL 60606		Class III

■	JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
	1948
	333 W. Wacker Drive	Board Member	1999		206
	Chicago, IL 60606		Class III

■	WILLIAM C. HUNTER			Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
	1948
	333 W. Wacker Drive	Board Member	2004		206
	Chicago, IL 60606		Class I

■	DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
	1942 333 W. Wacker Drive Chicago, IL 60606
		Board Member	2005		206
			Class II

68	Nuveen Investments

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	JOHN K. NELSON			Senior external advisor to the financial services practice of
	1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	206

■	JUDITH M. STOCKDALE			Formerly, Executive Director (1994-2012), Gaylord and
	1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
■	CAROLE E. STONE			Director, Chicago Board Options Exchange (since 2006);
	1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206

■	VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; former
	1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206

■	TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director,
	1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206

Nuveen Investments	69

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)

Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.

1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		132

■ THOMAS S. SCHREIER, JR.(2)			Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	132
1962
333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of
1956	Chief		Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
333 W. Wacker Drive	Administrative	1988		206
Chicago, IL 60606	Office

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		100

■ MARGO L. COOK			Executive Vice President (since 2008) of Nuveen	206
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.

■ LORNA C. FERGUSON			Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		206

70	Nuveen Investments

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):
■	STEPHEN D. FOY			Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
	1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		206

■	SCOTT S. GRACE			Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
	1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009		206

■	WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
	1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		206

■	TINA M. LAZAR			Senior Vice President of Nuveen Investment Holdings, Inc.
	1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		206

■	KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
	1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		206

■	KATHLEEN L. PRUDHOMME

Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).

	1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		206

Nuveen Investments	71

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):
■	JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).
	1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		206

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

72	Nuveen Investments

Notes

Notes

Notes

 Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: “Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross

C-1

negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 90% of any operational failure claims and the Fund would be liable for 10% of any such claims) and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	Amended and Restated Declaration of Trust of Registrant, dated September 2, 2004.(1)

(2)	Amended and Restated By-Laws of Registrant, dated November 18, 2009, are filed herewith.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization, to be filed as Appendix A to Part A of the Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated November 13, 2007.*

(6)(b)	Renewal of Investment Management Agreement, dated [ ], 2008.*

(6)(c)	Renewal of Investment Management Agreement, dated [ ], 2009.*

(6)(d)	Renewal of Investment Management Agreement, dated May 25, 2011.*

(6)(e)	Renewal of Investment Management Agreement, dated May 23, 2012.*

(6)(f)	Renewal of Investment Management Agreement, dated July 29, 2013.*

(6)(g)	Investment Sub-Advisory Agreement, dated February 16, 2008.*

(6)(h)	Notice of Continuance of Investment Sub-Advisory Agreement, dated [ ], 2008.*

(6)(i)	Notice of Continuance of Investment Sub-Advisory Agreement, dated [ ], 2009.*

(6)(j)	Notice of Continuance of Investment Sub-Advisory Agreement, dated [ ], 2010.*

(6)(k)	Notice of Continuance of Investment Sub-Advisory Agreement, dated [ ], 2011.*

(6)(l)	Notice of Continuance of Investment Sub-Advisory Agreement, dated [ ], 2012.*

(6)(m)	Notice of Continuance of Investment Sub-Advisory Agreement, dated July 13, 2013.*

(7)	Not applicable.

(8)	Not applicable.

C-2

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated February 25, 2005.*

(9)(b)	Appendix A to Custodian Agreement.*

(10)	Not applicable.

(11)	Opinion and Consent of Counsel.*

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus.*

(13)(a)	Transfer Agency and Service Agreement, dated October 7, 2002.(2)

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement.*

(14)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy is filed herein and appears following the Proxy Statement/Prospectus included in this registration statement.

*	To be filed by amendment.
(1)	Filed on September 24, 2004 as an exhibit to Pre-Effective Amendment No. 2 on Form N-2 (File No. 333-118393) and incorporated by reference herein.
(2)	Filed on October 25, 2004 as an exhibit to Pre-Effective Amendment No. 4 on Form N-2 (File No. 333-118393) and incorporated by reference herein.

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganizations.

C-3

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Chicago and the State of Illinois, on the 23rd day of May, 2014.

Nuveen Equity Premium Income Fund

By:	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date
/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)	May 23, 2014

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)	May 23, 2014

William J. Schneider*	Chairman of the Board and Trustee	By: /s/Gifford R. Zimmerman Gifford R. Zimmerman Attorney-in-Fact May 23, 2014

William Adams IV*	Trustee

Robert P. Bremner*	Trustee

Jack B. Evans*	Trustee

William C. Hunter*	Trustee

David J. Kundert*	Trustee

John K. Nelson*	Trustee

Thomas S. Schreier, Jr.*	Trustee

Judith M. Stockdale*	Trustee

Carole E. Stone*	Trustee

Virginia L. Stringer*	Trustee

Terence J. Toth*	Trustee

* The original power of attorney authorizing Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, has been executed and is filed herewith as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(2)	By-Laws

(14)	Consent of Independent Auditor

(16)	Powers of Attorney